As filed with the Securities and Exchange Commission on May 11, 2012

Securities Act File No. 333-179777

Investment Company Act File No. 811-22671

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO. 1

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

AMENDMENT NO. 1

AllianceBernstein Multi-Manager Alternative Fund

(Exact name of Registrant as specified in Charter)

1345 Avenue of the Americas, New York, N.Y. 10105

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (800) 221-5672]

EMILIE D. WRAPP

AllianceBernstein L.P.

1345 Avenue of the Americas, New York, N.Y. 10105

(Name and address of agent for service)

COPIES TO:

P. Jay Spinola, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box:  ☒

It is proposed that this filing will become effective:

☐     when declared effective pursuant to Section 8(c)

If appropriate, check the following box:

☐     This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment]

[registration statement].

☐     This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is            .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Amount(1)	Amount of Registration Fee(2)
Shares of Beneficial Interest	100,000	$10.00	$1,000,000	$114.60

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	This amount was previously paid in connection with the initial filing.

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the prospectus that follows. The information required to be in this Registration Statement by Part C of Form N-2 follows the prospectus.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion

Preliminary Prospectus dated             , 2012

AllianceBernstein Multi-Manager Alternative Fund

Shares of Beneficial Interest

$10.00 per Share

AllianceBernstein Multi-Manager Alternative Fund (the “Fund”) is a statutory trust formed under the laws of the State of Delaware and registered with the U.S. Securities and Exchange Commission (the “SEC”), under the Investment Company Act of 1940, as a closed-end, non-diversified management investment company. The Fund is operated as a fund-of-funds. The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors. The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in private investment vehicles (“Portfolio Funds”), commonly referred to as hedge funds, that are managed by unaffiliated asset managers that employ a broad range of investment strategies. The Fund expects that, upon commencing operations, its investments in Portfolio Funds will be accomplished primarily through investment in international entities classified as passive foreign investment companies under the Internal Revenue Code of 1986, as amended.

Investing in the Fund’s shares involves significant risks, including the possible loss of the principal amount invested. The Fund’s shares will not be listed on any securities exchange or traded in other markets, shares will be subject to substantial restrictions on transfer, and shareholders may be unable to sell their shares for prolonged periods of time. Although the Fund intends to offer to repurchase shares periodically, the frequency of such repurchase offers and the number of shares offered to be repurchased will be at the sole discretion of the Board of Trustees. See “Risk Factors and Special Considerations” beginning on page 25 of this prospectus.

	Per Share		Total
Public offering price(1)		$10.00	$
Maximum Sales Load(2)	$	None	$
Proceeds, before expenses, to the Fund(3)		$10.00	$

(1)	The Fund will offer its shares at an initial offering price of $10.00 per share, and will be offered continuously on a monthly basis at the net asset value per share next determined after a subscription for shares is accepted by the Fund. The minimum initial investment in the shares by an investor is $20,000. Subsequent investments (excluding reinvestment of distributions) must be at least $10,000.

(2)	The Fund may engage one or more distributors (each, a “Distributor”) to solicit investments in the Fund, or who may engage one or more sub-distributors (each, a “Sub-Distributor”) to assist in the distribution of shares of the Fund. Although no initial placement fee is currently contemplated, in the future certain Distributors or Sub-Distributors may charge shareholders a front-end sales load for their services in conjunction with an investment in the Fund. The Fund’s investment manager or its affiliates may make additional payments out of their own resources to Distributors or Sub-Distributors. Investors should direct any questions regarding such fees or payments to the relevant Distributors or Sub-Distributors. See “Distributors and Shareholder Servicing Arrangements.”

(3)	These estimated proceeds assume the sale of all of the shares registered under the offering.

Neither the SEC nor any state securities commission has determined whether this prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should purchase these securities. Neither the SEC nor any state securities commission has approved or disapproved these securities. Any representation to the contrary is a criminal offense.

This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this prospectus.

The SEC maintains a website (http://www.sec.gov) that contains the annual and semi-annual reports and other information regarding registrants that file electronically with the SEC. Additional information about the Fund has been filed with the SEC and is available upon written or oral request and without charge. For a free copy of the Fund’s annual or semi-annual report (following the Fund’s completion of an annual or semi-annual period, as applicable) or to request other information or ask questions about the Fund, call [                ] at [                ]. Shareholders will be able to obtain information about the Fund, including the Fund’s semi-annual and annual reports, without charge, on the website of AllianceBernstein L.P., the Fund’s investment manager and adviser, at (www.alliancebernstein.com/links/pcmf). This reference to the website does not incorporate the contents of the website into this prospectus.

The date of this prospectus is [                , 2012].

TO ALL INVESTORS

This prospectus will not constitute an offer to sell or the solicitation of an offer to buy, and no sale of shares will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this prospectus. Prospective investors should not rely on any information not contained in this prospectus. Prospective investors should not construe the contents of this prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. The shares are subject to substantial restrictions on transferability and resale. This prospectus is qualified in its entirety by reference to the Fund’s declaration of trust (the “Declaration of Trust”) dated February 23, 2012, as amended from time to time.

i

Appendix A — Investor Qualifications

Appendix B — Proxy Voting Policies and Procedures

ii

SUMMARY OF TERMS

The following discussion summarizes certain information contained in this prospectus relating to AllianceBernstein Multi-Manager Alternative Fund (the “Fund”) and the terms of the offering, including the potential merits and risks involved in acquiring the shares. This is only a summary and does not contain all of the information that you should consider before making an investment in the Fund or purchasing the shares of beneficial interest. The information included in this summary is qualified in all respects by the more detailed information included elsewhere in this prospectus and in the appropriate Registration Statements filed with the U.S. Securities and Exchange Commission (the “SEC”).

Overview of the Fund	The Fund is a statutory trust formed under the laws of the State of Delaware and is registered with the SEC, under the investment Company Act of 1940 (the “Investment Company Act”), as a closed-end, non-diversified management investment company. The Fund is operated as a fund-of-funds. The Fund sells shares of beneficial interest (the “shares”) to certain eligible individual and institutional investors. The Fund has registered under the Investment Company Act and has registered its shares under the Securities Act of 1933, as amended (the “Securities Act”).

The Offering	The Fund is offering its shares at an initial offering price of $10.00 per share. The Investment Manager (defined below) has made an investment in the Fund of $100,000 in a privately placed transaction. Shares will be offered continuously on a monthly basis at their net asset value (“NAV”) per share determined as of the last business day of each month. Because the Fund expects to promptly begin to invest the money it receives in its first monthly offering, an investor subscribing for shares in subsequent monthly offerings may pay more or less than the original offering price of $10.00 per share.

Shares are intended for sale only to prospective investors who meet the criteria set out in Appendix A. See “Eligible Investors.” An investor must invest at least $20,000 when making an initial investment. See “Distributors and Shareholder Servicing Arrangements.” Only an investor whose subscription for shares is accepted by the Fund will become a shareholder of the Fund. The shares have substantial restrictions on transfers. See “Redemptions, Repurchases and Transfer Restrictions.”

Investment Objective	The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors.

Investment Strategy	The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in private investment vehicles (“Portfolio Funds”), commonly referred to as hedge funds, that are managed by unaffiliated asset managers (“Portfolio Fund Managers”) that employ a broad range of investment strategies (“Portfolio Fund Strategies”). The Fund expects that, upon commencing operations, its investments in Portfolio Funds will be accomplished primarily through investment in international entities classified as passive foreign investment companies (“PFICs”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Initially, the Fund is expected to invest with Portfolio Fund Managers pursuing the following Portfolio Fund Strategies: (i) long/short equity, (ii) event driven, (iii) credit/distressed, and (iv) emerging markets. The Investment Manager generally expects to allocate the Fund’s assets among a variety of Portfolio Funds, seeking to gain exposure across various Portfolio Fund Strategies, but may concentrate the Fund’s investments in particular strategies in order to take advantage of perceived investment opportunities or based on its current market outlook. The Investment Manager will seek to manage the Fund so that its volatility is less than that of the broad equity markets.

Portfolio Fund Strategies

•

Long/Short Equity - A long/short equity strategy typically involves buying and/or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. Portfolio Fund Managers employing a long/short equity strategy generally seek to buy securities in the expectation that they will increase in value (called “going long”) and sell securities short in the expectation that they will decrease in value (called “going short”). Long/short equity managers may invest in one or more countries, including developed and emerging market countries and may specialize in one or more specific sectors. Portfolio Fund Managers may specialize in a geographic area, industry, or market capitalization. Many long/short equity Portfolio Fund Managers hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative products.

•

Event Driven - Event driven strategies seek to take advantage of information inefficiencies resulting from a particular corporate event. Portfolio Fund Managers will take positions in companies that are expected to become the subject of takeovers, liquidations, bankruptcies, tender offers, buybacks, spin-offs, exchange offers, mergers or other types of corporate reorganizations in the hope of profiting on results from the specific event. The goal of an event driven investment strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of an extraordinary event. The prices of securities of the companies involved in these events are typically influenced by the dynamics of the particular event or situation. For example, the result and timing of factors such as legal decisions and deal negotiations are a key element in the success of any event driven discipline. The relevant Portfolio Fund Manager may take an active role in determining the event’s outcome. Typically, event driven Portfolio Fund Managers rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding the extraordinary event or transaction. The Fund’s assets are expected to be allocated among Portfolio Fund Managers that focus on a variety of event driven strategies in diverse geographic regions thereby effectively allocating capital between merger arbitrage, distressed securities, restructurings and other areas of focus for event driven strategies. Portfolio Fund Managers employing an event driven approach may employ a broad range of investment strategies and techniques to attempt to take advantage of specific events (for example, by using a long/short strategy driven by events), and may do so through almost any type of security or instrument, including investments in equities, fixed income securities, currencies, commodities and other financial instruments.

•

Credit/Distressed - Portfolio Fund Managers that employ credit/distressed strategies generally invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high yield securities (also known as “junk bonds”). The Fund may be invested in various credit/distressed strategies that involve being long and short different financial instruments, and the credits involved will range from high grade to high yield and distressed debt.

•

Emerging Markets - Portfolio Fund Managers employing emerging market strategies may invest across a range of emerging markets asset classes including debt, equity and currencies. Emerging markets are generally located in countries that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. These Portfolio Fund Managers may use a broad array of hedging techniques, involving securities of issuers located in both emerging markets and developed countries with the intention of reducing volatility and enhancing returns. These hedging techniques may include, among others, currency hedges executed through forward or swap contracts. The Investment Manager may allocate capital among Portfolio Fund Managers that specialize in one sector, region or country or that invest across multiple sectors, regions or countries. Portfolio Fund Managers investing in emerging markets utilize a variety of strategies when making investments within those countries.

Potential for Investment in Other Portfolio Fund Strategies. The Investment Manager may seek to identify and exploit new strategies and sub-strategies that it believes may generate attractive long-term risk-adjusted returns, and may invest in Portfolio Funds utilizing any number of Portfolio Fund Strategies, including, but not limited to, global macro, currency, high-frequency trading, quantitative, commodities, real estate and real estate-related assets. The foregoing list of Portfolio Fund Strategies is not intended to be exhaustive and it is anticipated that the different types of strategies employed by Portfolio Fund Managers will evolve over time. The Investment Manager will implement and incorporate new Portfolio Fund Strategies and sub-strategies in a manner it deems advisable from time to time.

The Fund’s assets that are not currently allocated to Portfolio Funds may be held in cash, cash equivalents (including affiliated money market funds to the extent permitted by law) or short-term interest-bearing investments.

The Fund may also make direct investments in securities (other than securities of Portfolio Funds), options, futures, options on futures, swap contracts, or other derivatives or financial instruments. The Fund also may make investments in public investment vehicles (including registered investment companies). The Fund believes that the ability to invest directly in these types of securities and financial instruments provides the Investment Manager with greater investment flexibility and may allow the Investment Manager to take advantage of investment opportunities more quickly and efficiently than would otherwise be the case. These investments are subject to the limitations imposed by the Investment Company Act, the rules thereunder, and any exemptive orders issued by the SEC on which the Fund may rely.

The management of the Fund’s assets is subject to the Fund’s investment restrictions. See “Investment Restrictions.”

Portfolio Fund Manager Selection and Review	The Investment Manager will identify potential Portfolio Fund Managers through a variety of sources. The Portfolio Fund Manager selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to a new Portfolio Fund Manager, the Investment Manager will first conduct an evaluation of the Portfolio Fund Manager and its strategy, team, and approach through analysis of, among other criteria, its prior investment returns, portfolio exposures, current assets under management, and investment strategy outlook. The Investment Manager may also (i) conduct background checks; (ii) analyze whether the Portfolio Fund Manager has the personnel, research and technology resources to effectively implement its investment strategy; and (iii) conduct additional due diligence as the Investment Manager deems appropriate.

Selected Risk Factors	The following discussion of selected risk factors associated with an investment is intended to offer a summary of certain principal risks of investing in Fund shares. Investors should review the broader discussion of Fund risks included in the “Risk Factors and Special Considerations” section of this prospectus before making an investment in the Fund.

General Market Risks

General. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Investment Manager may not be able to structure the Fund’s investment program as anticipated.

Any investment in financial instruments carries certain market risks. An investment in the Fund is highly speculative and involves a high degree of risk due to the nature of the Fund’s investments and the investment strategies and trading strategies to be employed by the Fund and the Portfolio Funds. An investment in the Fund should not in itself be considered a balanced investment program. Investors should be able to withstand the loss of their entire investment.

General Economic and Market Conditions. The success of the Portfolio Funds (and therefore the Fund) will be affected by general economic and market conditions, such as changes in interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws

(including laws relating to taxation of the Portfolio Funds’ investments), trade barriers, currency exchange controls and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of financial instruments’ prices and the liquidity of the Portfolio Funds’ investments. Volatility or illiquidity could impair the Fund’s and the Portfolio Funds’ profitability or result in losses. The Portfolio Funds may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets — the larger the positions, the greater the potential for loss.

Current Market Conditions and Governmental Actions. Beginning in the fall of 2008, world financial markets experienced extraordinary market conditions, including, among other things, extreme losses and volatility in securities markets and the failure of credit markets to function. In reaction to these events, regulators in the United States and several other countries undertook unprecedented regulatory actions. The United States Government and securities regulators of many other jurisdictions continue to consider and implement other measures to stabilize markets in the United States and global financial markets. However, despite these efforts and the efforts of securities regulators of other jurisdictions, global financial markets remain highly volatile. It is uncertain whether the regulatory actions already taken or any other regulatory actions will be able to prevent further losses and volatility in securities markets, or stimulate the credit markets. The Portfolio Funds may be materially adversely affected by similar or other events in the future. There are, and there may be additional, significant new regulations that could limit or otherwise affect the Fund’s and the Portfolio Funds’ activities and investment opportunities or change the functioning of capital markets, and there is the possibility of another severe worldwide economic downturn. Consequently, neither the Fund nor the Portfolio Funds may be capable of, or successful at, preserving the value of their assets, generating positive investment returns or effectively managing their risks.

Limited Liquidity of Fund Shares. It is anticipated that the Fund’s shares will not be listed on any securities exchange or traded in other markets, and shares will be subject to substantial restrictions on transfer. Although the Fund intends to offer to repurchase shares periodically, at the sole discretion of the Board of Trustees, no assurance can be given that these repurchases will occur as scheduled or at all or that all of an investor’s shares will be purchased in any offer to repurchase. The interests in Portfolio Funds held by the Fund will generally be subject to legal or other restrictions on transfer or sale and there likely will be no liquid market for their sale. These investments may make it difficult for the Fund to liquidate positions in the Portfolio Funds in order to facilitate Fund share repurchases. In addition, a redemption by the Fund from a Portfolio Fund could involve expenses to the Fund under the terms of the Fund’s investment with that Portfolio Fund.

Certain Risks Related to Investments by Portfolio Funds

The performance of many of the Portfolio Funds will be highly volatile and subject to a number of substantial risks. The Portfolio Funds in which the Fund invests utilize a wide variety of investments and investment strategies, many of which are very complex and specialized. Some of the risks relating to Portfolio Fund investments and investment strategies are as follows:

Leverage. Portfolio Funds generally utilize leverage in their investment programs, meaning that their market exposure can be substantially in excess of their net assets, and the Fund generally does not limit its exposure to leverage in selecting individual Portfolio Funds or by Portfolio Funds in the aggregate. Leverage may be achieved by trading on margin, trading in derivative instruments that are inherently leveraged, and other forms of direct and indirect borrowing. Leverage increases both the possibilities for profit and the risk of loss. The cumulative effect of the use of leverage by Portfolio Funds in a market that moves adversely to the Portfolio Funds could result in a substantial loss to the Fund that would be greater than if the Portfolio Funds were not leveraged. As a result, if the Fund’s losses with respect to any Portfolio Fund were to exceed the amount of capital invested in that Portfolio Fund, the Fund could lose its entire investment in that Portfolio Fund.

Use of Financing Arrangements. Portfolio Funds may depend on the availability of credit to engage in their investment activities. Lenders can apply essentially discretionary margin and valuation policies, any may change those policies. A Portfolio Fund may lose financing, or may be forced to liquidate positions at disadvantageous prices as a result of these policies or changes to them.

Lending Portfolio Securities. Portfolio Funds may lend their portfolio securities to brokers, dealers and financial institutions in order to generate income for the Portfolio Fund. However, securities loans involve risks in the event of a delay in the return of the securities loaned or the default or insolvency of the borrower.

Counterparty Risk. The Portfolio Funds are expected to establish relationships with third parties to obtain financing, engage in derivative transactions, and obtain prime and other brokerage services that permit the Portfolio Funds to trade in any variety of markets or asset classes. If a Portfolio Fund is unable to establish or maintain such relationships, such inability may limit the Portfolio Fund’s transactions and trading activity, prevent it from trading at optimal rates and terms, and result in losses.

Some of the markets in which the Portfolio Funds may effect transactions are not “exchanged-based,” including “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. This exposes the Portfolio Funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of a Portfolio Fund’s counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of a Portfolio Fund’s counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Portfolio Fund’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

Hedging Transactions. The Portfolio Funds may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Portfolio Funds’ positions. However, hedging transactions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost. The Portfolio Funds generally are not required to enter into hedging transactions and may choose not to do so.

Illiquid Investments. The Portfolio Funds may invest in securities and other instruments for which no readily available market exists and/or that are subject to restrictions on resale. Portfolio Fund Managers may not be able to liquidate these positions promptly, which may subject the Fund to substantial losses. The valuation of certain illiquid investments is inherently subjective, which may lead to inaccurate pricing of the Portfolio Funds and the Fund not receiving the full value of its investment upon its sale of Portfolio Fund interests.

Short Sales. The Portfolio Funds may engage in short-selling, which involves the sale of a security that a Portfolio does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Portfolio Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. A Portfolio Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

Concentration of Portfolio Funds’ Investments. Portfolio Fund Managers may create, or market conditions may result in, concentrated investment portfolios. The overall affect on the Portfolio Fund, and correspondingly on the Fund, of adverse movements in the value of securities of a single issuer, industry, sector, market, strategy, country or geographic region in which a Portfolio Fund is concentrated will be considerably greater than if the Portfolio Fund did not concentrate its investment to such an extent.

Volatility. Portfolio Funds will frequently be subject to substantial volatility, which could result from a number of causes. Concentration of Portfolio Fund investments may give rise to volatility. Furthermore, there is the risk that a disproportionate share of the Fund’s assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of Portfolio Fund Managers being employed. In addition, the use of leverage by a Portfolio Fund will tend to increase its volatility. The allocation of Fund assets to Portfolio Fund Managers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Investment Manager.

Portfolio Turnover. Certain Portfolio Fund Managers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

Event Driven Investment. Event driven investing requires a Portfolio Fund Manager to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

Fixed-Income Securities. The Portfolio Funds may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. Portfolio Funds may invest to a substantial degree in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” High Yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments.

Distressed Investments. Portfolio Funds may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. These securities and obligations often trade at a discount to the expected enterprise value that can be achieved through a restructuring but risk the possibility that no restructuring will occur, or will occur on terms less favorable than anticipated. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Derivative Instruments. The Portfolio Funds may enter into options, futures, forwards, swaps and other derivative instruments. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

Investments in Real Assets. The Fund may make investments in Portfolio Funds that directly and indirectly invest in real assets, such as real estate, natural resources and commodities, and infrastructure assets. Investments in real assets involve a substantial degree of risk, including significant financial, operating and competitive risks. Also, real asset investments involve exposure to business cycles, local economic conditions and other factors that may not be present with other types of investments.

Small Capitalization and Recently Organized Companies. Portfolio Fund assets may be exposed, long and short, to securities of small capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. These companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies and may be traded in volumes that are lower than are typical of larger company securities.

Non-U.S. Investments. The Portfolio Fund Managers may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Portfolio Funds’ investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States.

Currency. The Portfolio Funds may invest a portion of their assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Portfolio Funds, however, generally value their securities and other assets in U.S. dollars. To the extent unhedged, the value of a Portfolio Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Portfolio Fund’s investments. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Portfolio Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Portfolio Fund’s securities in their local markets. The Portfolio Funds may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Emerging Markets. Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

Undervalued Securities. The Portfolio Funds may make certain investments in securities that the Portfolio Fund Managers believe to be undervalued. However, there are no assurances that the securities will in fact be undervalued. In addition, it may take a substantial period of time before the securities realize their anticipated value, and such securities may never appreciate to the level anticipated by the Portfolio Fund Managers.

Quantitative Investment. Portfolio Fund Managers will typically use quantitative investment models to varying degrees in making investment decisions. The success of a Portfolio Fund Manager’s quantitative investment models is heavily dependent on the mathematical models used by the Portfolio Fund Manager. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

Certain Risks Related to Portfolio Fund Operations

By investing in Portfolio Funds, the Fund will be subject to various risks relating to hedge fund operations, including the following:

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Investments in Portfolio Funds will generally be illiquid. The ability of the Fund to withdraw amounts invested in the Portfolio Funds often will be subject to certain restrictions, and there will normally be no secondary market for trading Portfolio Fund shares.

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In addition to the fees and expenses of the Fund, shareholders will indirectly bear the Fund’s proportionate share of the asset-based and performance-based fees and other expenses of the Portfolio Funds. The asset-based fees of the Portfolio Funds generally are expected to range from 1% to 3%, and the performance-based fees of the Portfolio Funds generally are expected to range from 10% to 30% of net capital appreciation. Performance-based compensation arrangements give rise to certain conflicts of interest, including the incentive for Portfolio Fund Managers to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect.

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Portfolio Fund Managers may place limitations on the amount of, or number of persons whose, money they will manage. These limitations could prevent the Investment Manager from allocating Fund assets to certain Portfolio Fund Managers and Portfolio Funds with which the Investment Manager would otherwise choose to invest, and may subject the Investment Manager to conflicts of interest relating to the allocation of Portfolio Fund investments among the various accounts that it manages.

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The success of a particular Portfolio Fund is dependent on the expertise of its Portfolio Fund Manager. Certain Portfolio Fund Managers may have only one or a limited number of key individuals responsible for managing Portfolio Funds. The loss of one or more key individuals from a Portfolio Fund Manager could have a materially adverse effect on the performance of a Portfolio Fund, which could adversely affect the performance of the Fund.

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The Investment Manager attempts to measure and monitor risks of the Portfolio Funds. The amount and quality of the Investment Manager’s risk due diligence, measurement and monitoring depends on its access, if any, to information regarding the Portfolio Funds’ investments and the risk management systems of the Portfolio Fund Managers. This information will not typically be publicly available, and there is no assurance that the Portfolio Fund Managers will give the Investment Manager access to this data.

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The Fund may in invest in Portfolio Funds that are managed by Portfolio Fund Managers that have not managed Portfolio Funds for a substantial period of time. This means that there generally will be less information available on which the Investment Manager can base an opinion on the expertise of these Portfolio Fund Managers.

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Portfolio Funds generally will not be registered as investment companies under the Investment Company Act, and will not be subject to the protections provided by the Investment Company Act, such as requirements for independent board members, restrictions on transactions with affiliates, and limitations on fund borrowings and leverage. Portfolio Funds and Portfolio Fund Managers formed or operated outside of the United States may not be subject to a comprehensive or effective regulatory scheme.

Certain Regulatory, Legal and Operational Risks

Business and Regulatory Risks of Hedge Funds. The financial services industry generally, and the activities of hedge funds and their managers in particular, have been subject to intense and increasing regulatory scrutiny. Such scrutiny may increase the Fund’s and the Portfolio Funds’ exposure to potential liabilities and to legal, compliance and other related costs. Increased regulatory oversight may also impose additional administrative requirements on the Portfolio Fund Managers, including, without limitation, responding to examinations and investigations, implementing new policies and procedures and complying with recordkeeping and reporting obligations. Such requirements may divert the Portfolio Fund Managers’ time, attention and resources from portfolio management activities.

The passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires extensive rulemaking and regulatory changes that will affect private fund managers, the funds that they manage and the financial industry as a whole. In particular, under the Dodd-Frank Act, the SEC is expected to mandate new recordkeeping and reporting requirements for investment advisers to hedge funds, which will add costs to the legal, operations and compliance obligations of the Portfolio Funds and the Portfolio Fund Managers and may increase the amount of time that Portfolio Fund Managers spend on non-investment-related activities. The Dodd-Frank Act will affect a broad range of market participants with which the Fund and the Portfolio Funds interact or may interact, including banks, non-bank financial institutions, rating agencies, insurance companies and broker-dealers. Regulatory changes that will affect other market participants are likely to change the way in which the Fund and the Portfolio Fund Managers may conduct business with their counterparties. Parts of the Dodd-Frank Act, such as the “Volcker Rule” (which seeks to limit the proprietary investment activities of banks) may change the landscape of the financial industry. Until the implementation of such regulatory changes, it is difficult to anticipate the impact on the Fund, the Portfolio Funds and the Portfolio Fund Managers. It may take years for the impact of the Dodd-Frank Act on the financial industry as a whole to be fully known and understood, and therefore, the continued uncertainty may make markets more volatile, and it may be more difficult to execute the investment strategy of the Fund.

Limited Operating History. The Fund is newly organized and has no operating history upon which prospective investors can evaluate the performance of the Fund. There can be no assurance that the Fund will achieve its investment objective. The past investment performance of other accounts managed by the Investment Manager and its affiliates should not be construed as an indication of the future results of an investment in the Fund.

Dependence on the Investment Manager and Portfolio Fund Managers. The

Investment Manager invests the assets of the Fund primarily by allocating Fund assets to the Portfolio Fund Managers. The success of the Fund depends upon the ability of the Investment Manager and the Portfolio Fund Managers to develop and implement investment strategies that achieve the Fund’s allocation goals and the Portfolio Funds’ investment objectives. Subjective decisions made by the Investment Manager (e.g., with respect to asset allocation) and/or the Portfolio Fund Managers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized.

The success of the Fund’s investment program depends primarily on the trading and investing skills of the Portfolio Fund Managers rather than on the trading and investing skills of the Investment Manager itself. To the extent that the Investment Manager is unable to select, manage, allocate appropriate levels of capital to, and invest with Portfolio Fund Managers that, in the aggregate, are able to produce consistently positive returns for the Fund and provide the necessary liquidity and transparency, or to the extent that the Investment Manager does not adequately monitor Portfolio Fund Managers, the performance of the Fund may be impaired.

Review and Oversight of Portfolio Funds. Because of the nature of Portfolio Funds, it is expected that the Investment Manager generally will have limited ability to (i) monitor Portfolio Fund investments, (ii) obtain full and current information regularly and (iii) exercise control rights over such investments. Although the Investment Manager attempts to monitor the performance of all of the Fund’s investments, the Investment Manager may not have sufficient information to be able to confirm or review the accuracy of valuations provided by Portfolio Funds in which the Fund invests.

The Investment Manager must ultimately rely on (i) a Portfolio Fund Manager to operate in accordance with the investment guidelines governing the Portfolio Fund; (ii) the accuracy of the information provided to the Investment Manager by a Portfolio Fund Manager or other service providers of the Portfolio Fund; and (iii) any available public or reported information relating to the Portfolio Fund. A failure of a Portfolio Fund Manager of the Portfolio Fund to operate within such guidelines or to provide accurate information with respect to the Portfolio Fund could subject the Fund to losses. Moreover, many of the strategies implemented by the Portfolio Funds rely on the financial information made available by the issuers in which the Portfolio Funds invest. The Investment Manager relies on the Portfolio Fund Managers to evaluate information disseminated by the issuers in which the Portfolio Funds invest and is dependent upon the integrity of both the management of these issuers and the financial reporting process in general. Past events have demonstrated that investors such as the Fund can incur material losses as a result of corporate mismanagement, fraud and accounting or other irregularities.

The Investment Manager has broad and flexible authority to invest in Portfolio Funds, and Portfolio Fund Managers in turn typically have broad and flexible authority to invest in whatever securities and other instruments that the Portfolio Fund Managers believe will help the Portfolio Funds achieve their respective investment objectives. Additionally, Portfolio Fund Managers generally have broad latitude with respect to the degree or risk that may be undertaken by the Portfolio Funds. While the Investment Manager conducts a robust investment allocation process that focuses on selecting Portfolio Funds with well-defined investment objectives, risk parameters and investment guidelines, the flexibility on the part of Portfolio Funds and the fact that the Investment Manager relies primarily on information provided by Portfolio Fund Managers in assessing Portfolio Fund Strategies means that the Fund is subject to the possibility that Portfolio Funds in which it invests are not managed in the manner that the Investment Manager anticipated. In particular, there is the risk of “style drift” by the Portfolio Funds, which is the risk that a Portfolio Fund Manager may deviate from his or her stated or expected investment strategy. Style drift may cause the Fund to be exposed to particular markets or strategies to a greater extent than was anticipated by the Investment Manager when it allocated assets to a Portfolio Fund and which may result in the Fund being exposed to overlapping investment strategies among various Portfolio Funds.

Allocation Risk. The Investment Manager has the discretion to allocate Fund assets among various Portfolio Fund Strategies. There is no assurance that the Investment Manager’s decisions in this regard will result in the desired effects. In addition, the Fund may be limited in its ability to make changes to its investment allocations due to the subscription and redemption provisions of the Portfolio Funds, including notice periods, limited subscription and redemption dates, the ability of the Portfolio Funds to suspend and postpone redemptions, and lockups on redemptions imposed by certain Portfolio Funds. Moreover, investment allocations among the Portfolio Funds will be made by the Investment Manager based on information previously provided by the Portfolio Funds. If such information is inaccurate or incomplete, it is possible that the allocation of Fund assets to the Portfolio Funds may not reflect the Investment Manager’s investment intentions. This could have a material adverse effect on the ability of the Investment Manager to implement investment strategies of the Fund.

Concentration of Fund Portfolio. The Fund may invest a relatively high percentage of its assets in a limited number of Portfolio Funds. In addition, the Fund may concentrate its assets in Portfolio Funds focusing their investments in a specific industry or economic sector. Consequently, the aggregate return of the Fund may be materially affected by the performance of a single Portfolio Fund, a particular Portfolio Fund Strategy, or a particularly industry or sector. To the extent the Fund’s investments are concentrated, it will be subject to a greater risk of loss than if they were not so concentrated.

Limitations on Investments Due to Regulatory Considerations. The Fund is registered as an investment company under the Investment Company Act. Due to its status as a registered investment company under the Investment Company Act, the Fund may be limited in its ability to, among other things, transact with affiliates, use leverage in its investments, make investments in other investment companies, and purchase securities of brokers, underwriters or other securities-related issuers. Moreover, the Fund intends to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. In seeking to maintain a RIC classification, the Fund intends to invest primarily in Portfolio Funds organized outside of the United States that will be treated as PFICs for federal income tax purposes. As a result of restricting its investments in Portfolio Funds primarily to PFICs, the Fund may be limited as to the Portfolio Funds in which it may invest.

Tax Risks. The Fund intends to be treated as a RIC under Subchapter M of the Code. In order to qualify as a RIC, however, the Fund will be subject to certain limitations on making investments that do not apply to unregulated pools of assets such as certain hedge funds and private equity funds. Satisfaction of the various tests and recordkeeping requirements that must be met to elect and maintain the Fund’s tax status as a RIC under Subchapter M of the Code, including the qualifying income test, the asset diversification test and the minimum distribution requirements, requires significant support and information from the underlying Portfolio Funds, and such support and information may not be available, timely, complete, verifiable or sufficient. In addition, the Fund is required to make certain “excise tax” distributions annually based on income and gain information that must be obtained from the Portfolio Funds. The Fund will attempt to make such distributions as are necessary in order to avoid the application of this nondeductible federal excise tax, although there is no guarantee that it will in fact avoid the application of such tax. The risks of not receiving accurate or timely information from the Portfolio Funds include failing to satisfy the tests to qualify as a RIC under Subchapter M of the Code and incurring the excise tax on undistributed income, which may significantly and negatively impact shareholder returns. The Fund may choose to invest in Portfolio Funds organized using investment structures that are otherwise disadvantageous from an investment perspective because of the Subchapter M RIC qualification tests or the excise tax on undistributed income. In addition, the Fund may choose to limit or reduce investments in Portfolio Funds that would be otherwise desirable from an investment perspective because of the Subchapter M RIC qualification tests or the excise tax on undistributed income. If the Fund fails to qualify as a RIC, the Fund will be subject to nondeductible federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). If the Fund were to fail to qualify as a RIC and were to become subject to federal income tax or were to become subject to the excise tax on undistributed income, shareholders of the Fund would be subject to the risk of diminished returns.

The Fund’s Board of Trustees would consider what actions it may take in the event that the Fund fails to qualify as a RIC.

Custody Risks of Investments in Portfolio Funds. The Portfolio Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange or segregate these assets, as generally required of registered investment companies under SEC rules. It is anticipated that the Portfolio Funds in which the Fund invests generally will maintain custody of their assets with brokerage firms that do not separately segregate such customer assets as would be required for registered investment companies. It is possible that the bankruptcy of any such brokerage firm could have a greater adverse effect on the Portfolio Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies.

There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that the Portfolio Funds will be protected. In this regard, there is a risk that a Portfolio Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use.

Ability to Invest Directly. An investor in the Fund meeting the eligibility conditions imposed by the Portfolio Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, may be able to invest directly in the Portfolio Funds. By investing in the Portfolio Funds indirectly through the Fund, an investor bears a portion of the Fund’s management fee and other expenses of the Fund, and also indirectly bears a portion of the asset-based fees, performance compensation and other expenses borne by the Fund as an investor in the Portfolio Funds.

Valuation Calculation Risk. The Fund values its investments in Portfolio Funds at fair value in accordance with procedures established by the Board of Trustees. The valuations reported by the Portfolio Fund Managers of the Portfolio Funds, upon which the Fund calculates its month-end NAV and NAV per share, may be subject to later adjustment, based on information reasonably available at that time. The Fund will accept subscriptions, pay redemption proceeds and also calculate management fees on the basis of net asset valuations determined using the best information available as of the valuation date. In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Fund has determined a NAV, the Fund generally will not make any retroactive adjustment to its NAV, or to any amounts paid based on that NAV determination, to reflect a revised valuation. This may have the effect of diluting or increasing the economic interest of other shareholders. These adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by shareholders who had their shares repurchased prior to the adjustments and received their repurchase proceeds. As a result, to the extent that subsequently adjusted valuations from the Portfolio Fund Managers or revisions to NAV of a Portfolio Fund reduce the Fund’s NAV, the outstanding shares of the Fund will be adversely affected by prior repurchases to the benefit of shareholders who had their shares repurchased at a NAV per share higher than the adjusted amount. Conversely, any increases in the NAV per share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding shares and to the detriment of shareholders who previously had their shares repurchased at a NAV per share lower than the adjusted amount.

Investor Suitability Risk. An investment in the Fund is not suitable for all investors. Prospective investors in the Fund should review carefully the discussion of risks in this prospectus for specific risks associated with the Fund and the Portfolio Fund Managers’ styles of investing. The Fund is not intended to be a complete investment program. An investment in the Fund should be made only by investors who understand the nature of the investment and do not require more than limited liquidity in this investment. An investor could sustain a loss of a portion or all of their investment in the Fund.

Board of Trustees	The Fund has a Board of Trustees (each member a “Trustee” and collectively, the “Board of Trustees”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. Each investor whose subscription for shares is accepted by the Board of Trustees or its designee will become a “shareholder” of the Fund. Any vacancy on the Board of Trustees may be filled by the remaining Trustees, except to the extent the Investment Company Act requires the election of Trustees by the shareholders.

Investment Manager	AllianceBernstein L.P., a Delaware limited partnership, serves as the Fund’s investment manager and adviser (the “Investment Manager”) and will provide investment advisory services to the Fund. The Investment Manager is registered as an investment adviser under the Advisers Act.

Investment Advisory and Management Arrangements	The Investment Manager is responsible for providing investment advisory services to the Fund and, on behalf of the Fund, conducts relations with the service providers, all pursuant to a management agreement. In consideration of the investment advisory services provided by the Investment Manager to the Fund, the Fund pays the Investment Manager a monthly management fee at an annual rate of [ ]% of the Fund’s net assets. As of [ ], the Investment Manager had approximately [$ ] of assets under management. The Fund may use the Investment Manager and its personnel to provide certain administrative services to the Fund and, in such event, the services will be provided at cost and payments will be subject to approval by the Board of Trustees.

Administrator	The Fund has entered into an Administration Agreement with State Street Bank and Trust Company (the “Administrator”). The services provided to the Fund by the Administrator are separate from and in addition to the administrative services provided by the Investment Manager that are referenced in the preceding paragraph.

Transfer Agent and Custodian	The Fund has entered into a transfer agency agreement with AllianceBernstein Investor Services, Inc., an indirect, wholly-owned subsidiary of the Investment Manager (the “Transfer Agent”), under which the Transfer Agent will provide the Fund transfer agency services. The Fund has also entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide custodian services to the Fund.

Distributors and Shareholder Servicing Arrangements	The Fund may engage one or more Distributors to solicit investments in the Fund. As of the date of this prospectus, Sanford C. Bernstein & Company, LLC (“SCB”) and Alliance Bernstein Investments, Inc. (“ABI”), each an affiliate of the Investment Manager, have been selected as initial distributors of the Fund (each, a “Distributor” and together, the “Distributors”) and each serves in that capacity on a best efforts basis, subject to various conditions. A Distributor may engage one or more other Sub-Distributors.

Although no initial placement fee is currently contemplated, it is possible that in the future Distributors or Sub-Distributors may charge a fee (front-end sales load) for their services in conjunction with an investment in the Fund.

The Fund has entered into a non-exclusive distribution and shareholder servicing agreements with SCB and ABI, respectively (each, a “Distribution and Shareholder Servicing Agreement”). Under the terms of each Distribution and Shareholder Servicing Agreement, the Distributor has been engaged to distribute shares of the Fund and service shareholder accounts. ABI also is authorized to retain and compensate Sub-Distributors to provide ongoing distribution and sales support services as well as investor and shareholder services. While the Distribution and Shareholder Servicing Agreements do not call for any payments to be made to the Distributors and Sub-Distributors by the Fund, the Investment Manager, in its discretion and from its own assets, may make payments to a Distributor and its Sub-Distributors in respect of investments in the Fund by the Sub-Distributors’ customers.

Conflicts of Interest	General. The Fund is subject to a number of actual and potential conflicts of interest involving the Investment Manager and its affiliates (collectively, the “AB Group”) and the AB Group is subject to a range of conflicts of interest in its management of the Fund and other accounts. While the potential for conflicts of interest is inherent to the relationships among the AB Group and the entities, including the Fund, it manages, merely because an actual or potential conflict of interest exists does not mean that it will be acted upon to the detriment of the Fund.

Investment Manager. The Fund is expected to be sold to, among other investors, investment advisory clients of the Bernstein division of the Investment Manager and clients of other members of the AB Group. Because the Investment Manager receives fees based on the amount of assets invested in the Fund, the Investment Manager has an interest in having its clients invest in the Fund. Additionally, Fund shares are not redeemable by investors but may be subject to periodic repurchases by the Fund made, in part, on the recommendation of the Investment Manager. The Investment Manager has a conflict of interest in determining whether to recommend that the Fund repurchase its shares.

AB Group Advisory Accounts. The AB Group manages a number of different accounts, including other investment funds, for which investing in Portfolio Funds may be desirable and consistent with their investment objectives and policies. In addition, the AB Group and its employees may wish to invest their own assets in Portfolio Funds. Accordingly, the Fund may invest in Portfolio Funds in which another account has already invested, is seeking to invest contemporaneously with the Fund, or is expected to invest. However, Portfolio Fund Managers may limit the size or number of investors in Portfolio Funds or the amount of assets that they manage. Often a Portfolio Fund may only permit one entity managed by the same adviser to invest or may otherwise limit access. Portfolio Fund Managers may also limit withdrawal opportunities (for instance, through the imposition of a gate). It is possible that a withdrawal request by another account managed by the AB Group could cause a Portfolio Fund Manager to impose a gate or suspend withdrawals, which may negatively affect the ability of the Fund to withdraw its investment. Consequently, if the Investment Manager is required in its Portfolio Fund selections to allocate availability among the Fund and the other accounts it manages it may have a conflict of interest in doing so. Certain of the other accounts managed by the AB Group pay members of the AB Group (including the Investment Manager) performance-based compensation, which could create an incentive for the Investment Manager or other members of the AB Group to favor those investment funds or accounts over the Fund.

The Investment Manager will allocate limited Portfolio Fund capacity and limited withdrawal opportunities in a manner that it considers to be fair, reasonable and equitable in accordance with the AB Group’s allocation policies and procedures. In certain cases, these policies result in allocations based on the size of each advisory client’s account, but in other cases the allocations could reflect numerous other factors based upon the AB Group’s good faith assessment of the best use of such limited opportunities relative to the objectives, limitations and requirements of each account. The AB Group seeks to treat all clients reasonably in light of all factors relevant to managing an account, and in some cases it is possible that the application of the factors described above may result in allocations in which certain accounts receive an allocation when other accounts do not.

Transactions in securities by multiple accounts may have the effect of diluting or otherwise negatively affecting the values, prices, liquidity or investment strategies associated with investments held by the Fund or the Portfolio Funds, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. When members of the AB Group implement a portfolio investment decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. The Investment Manager and other members of the AB Group may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so. Any such policies and procedures will necessarily have limited impact with respect to transactions by Portfolio Funds, as the Investment Manager will not generally have knowledge of the decisions made or strategies used for a Portfolio Fund at the time such decisions are made or strategies are used.

The Investment Manager and other members of the AB Group have proprietary interests in accounts or funds that have investment objectives similar to those of the Fund or a Portfolio Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund or the Portfolio Funds. One or more members of the AB Group may also be participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more members of the AB Group are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund or a Portfolio Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund or a Portfolio Fund invests, which could have an adverse impact on the Fund’s performance. These transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s or a Portfolio Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

Conflicts of Interest Involving the Portfolio Fund Managers. Each Portfolio Fund Manager and its principals are entitled to engage in other activities, including managing other discretionary accounts and investment funds. Accordingly, conflicts may arise with respect to the time and resources that a Portfolio Fund Manager and its principals devote to a Portfolio Fund, allocation of investment opportunities between a Portfolio Fund and other accounts managed by a Portfolio Fund Manager, or actions between a Portfolio Fund Manager and its affiliates on behalf of a Portfolio Fund.

Conflicts of interest may arise from the fact that the Portfolio Fund Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest. The Portfolio Fund Managers may have financial incentives to favor certain of such accounts over the Portfolio Funds. Any of their proprietary accounts and other customer accounts may compete with the Portfolio Funds for specific trades, or may hold positions opposite to positions maintained on behalf of the Portfolio Funds. The Portfolio Fund Managers may give advice and recommend securities to, or buy or sell securities for, Portfolio Funds, which advice, recommendation, purchase or sale may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, those of the Portfolio Funds.

Market quotations regarding certain investments by Portfolio Funds may not always be available. In such cases, valuations of such Portfolio Funds’ investments may be made by the applicable Portfolio Fund Manager in its sole discretion. The Portfolio Fund Managers will have a conflict of interest in making such valuations, because such valuations will affect the Portfolio Fund’s NAV and, consequently, the incentive compensation and the amount of management fees that such Portfolio Fund Manager receives for its services. See “Conflicts of Interest.”

Subscription for Shares

Shares are offered at their NAV. The minimum initial investment of each investor is $20,000, and the minimum additional investment (excluding reinvestment of distributions) is $10,000. Shares are intended for sale only to investors that meet all requirements to invest in the Fund. See “Eligible Investors.” The Fund intends to accept subscriptions for shares as of the first business day of each calendar month (a “Subscription Date”) (a “business day” being any day on which the New York Stock Exchange is open), except that the Fund may offer shares more frequently as determined by the Board of Trustees. In order to subscribe for shares, an investor’s completed subscription agreement must be returned by the investor (or its sub-distributor or financial advisor) to the Transfer Agent in good order, no later than the 15th calendar day of the month preceding the Subscription Date and funds must be received no later than the 23rd calendar day of such month (or, if such day is not a business day, the immediately preceding business day) (the “Funding Deadline”).

An existing shareholder generally may subscribe for additional shares by completing an additional subscription agreement, and must provide notice of the proposed subscription amount to the Transfer Agent and fund such amount by the Funding Deadline. Subscriptions are subject to the receipt of cleared funds from the investor’s account in the full amount of the subscription. Unless the investor is an investment advisory client of the Bernstein division of the Investment Manager, in which case the investor may be paid interest by SCB, monies held pending investment in the Fund will be held by the Transfer Agent, and will not bear interest. The Fund reserves the right to reject any subscription for shares, and the Fund may, in its sole discretion, suspend subscriptions for shares at any time. Because funds transmitted for a subscription may not bear interest and will not participate in the performance of the Fund prior to the Subscription Date, investors may wish to consider the timing of their subscription and discuss with their advisor the potential disadvantages of submitting a subscription at a time substantially prior to a Funding Deadline.

Who Should Invest	The Fund is designed for investors who meet the criteria for eligibility, are seeking long-term capital appreciation, and are able to accept a high level of risk. There can be no assurance that the Fund will achieve its investment objective.

Shareholders in the Fund may incur substantial, or even total, losses on an investment in the Fund. The shares will have limited liquidity because they will not be listed on any securities exchange or traded in other markets, and will be subject to substantial restrictions on transfer. Investors must meet the eligibility requirements set forth on Appendix A, which generally limit the sale of shares to those investors that meet the definition of “accredited investor” in Regulation D under the Securities Act. A prospective investor should read this prospectus in its entirety and consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. An investment in the Fund is not suitable for all investors. The Fund is not intended to be a complete investment program for investors. See “Risk Factors and Special Considerations.”

It is expected that the Fund will be offered to, among other investors, investment advisory clients of the Bernstein division of the Investment Manager.

Eligible Investors	The staff of the SEC generally has required registered funds of hedge funds (such as the Fund) to be sold only to investors that meet the definition of “accredited investor” in Regulation D under the Securities Act or to investors whose purchase is directed by a registered investment adviser acting in a fiduciary capacity. Accordingly, the Fund currently intends to limit the sale of its shares in this manner. If the SEC or its staff modifies this eligibility limitation, the Fund may elect to offer its shares more broadly to the public or, conversely, impose stricter eligibility requirements. The Fund also reserves the right to place additional limitations on investor eligibility in the discretion of the Board of Trustees.

Investors eligible to subscribe for shares of the Fund (referred to in this prospectus as “Eligible Investors”) are investors who are “accredited investors” as defined in Regulation D (generally, persons having an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million; or entities having total assets of at least $5 million or entities all of whose beneficial owners are themselves accredited investors) and investors having an account managed by an investment adviser registered under the Advisers Act, where the adviser is subscribing for shares in a fiduciary capacity on behalf of the account. Existing shareholders subscribing for additional shares must be Eligible Investors at the time of each additional subscription. The qualifications necessary for an investor to be an Eligible Investor are described in more detail in Appendix A to this prospectus.

Redemptions and Repurchases of Shares by the Fund	As a closed-end management investment company, the Fund differs from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund, such as the Fund, do not have the right to redeem their shares. No public market for shares exists, and none is likely to develop in the future. Shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Fund.

The Fund intends to repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board of Trustees may determine in its sole discretion. Thereafter, each repurchase offer will generally be limited to an amount equal to or less than 15% of the outstanding shares of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board of Trustees will consider the recommendations of the Investment Manager as to the size and timing of such an offer, as well as a variety of operational, business and economic factors. The Investment Manager expects that it will recommend to the Board of Trustees that the Fund offer to repurchase shares from shareholders quarterly.

The Declaration of Trust grants the Board of Trustees the authority to repurchase the shares, or any portion of them, of a shareholder or any person acquiring shares from or through a shareholder, without consent or other action by the shareholder or other person. The Fund’s ability to repurchase its shares may be limited by the Investment Company Act.

Transfer Restrictions	There is no public market for the Fund’s shares and none is expected to develop. The Fund does not list its shares on a stock exchange or similar market. With very limited exceptions, shares are not transferable, and liquidity for investments in shares may be provided only through periodic repurchase offers by the Fund. If a shareholder attempts to transfer shares in violation of the Fund’s transfer restrictions, the transfer will not be permitted and will be void. An investment in the Fund is therefore suitable only for investors that can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

The Fund reserves the right to revise the transfer restrictions on the shares at any time.

Tax Aspects	The Fund intends to qualify as a RIC for U.S. federal income tax purposes. Please refer to the “U.S. Federal Income Tax Considerations” section of this prospectus for additional information on the potential U.S. federal income tax consequences of the acquisition, ownership and disposition of shares of the Fund. Investors should consult their own tax advisors regarding any potential state, local, foreign or other tax consequences of an investment in the Fund. Investors in the Fund will receive tax information annually on IRS Form 1099.

Benefit Plan Investor Considerations	The Fund may accept investments from employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), such as corporate pension plans (each, an “ERISA Plan”); plans and accounts subject to Section 4975 of the Code, such as individual retirement accounts (“IRAs”) and Keogh plans (each, a “Tax-Qualified Plan”); and entities the underlying assets of which include “plan assets” subject to ERISA (together with ERISA Plans and Tax-Qualified Plans, “Benefit Plan Investors”). Under current law, because the Fund is a registered investment company under the Investment Company Act, it is anticipated that the Fund’s assets should not be deemed “plan assets” for purposes of ERISA.

Investment in the Fund by Benefit Plan Investors may subject such investors to certain taxes and other risks. Additionally, plans, arrangements, and accounts subject to provisions of federal, state, local, or other laws or regulations that are similar to Title I of ERISA or Section 4975 of the Code (“Similar Laws”), such as foreign pension plans, governmental plans, and certain church plans (together with Benefit Plan Investors, “Plans”), may be subject to similar risks.

Consequently, fiduciaries of Plans are cautioned that an investment in the Fund requires special consideration and should not be undertaken without reviewing carefully the matters discussed in this prospectus and consulting legal, tax and accounting advisors. See “Benefit Plan Investor Considerations.”

Distributions	The Fund intends to make distributions on an annual basis in aggregate amounts representing substantially all of the Fund’s net investment income (including realized short-term gains), if any, earned during the year. Any long-term capital gains will be paid out once a year (unless otherwise permitted by the Investment Company Act or any exemptive relief provided by the SEC).

The Fund also may pay a special distribution in any calendar year if necessary to comply with U.S. federal income tax requirements. The Fund will make distributions only if authorized by the Fund’s Board of Trustees and declared by the Fund out of assets legally available for these distributions. Distributions to a shareholder that constitute a return of capital (i.e., distributions in excess of the Fund’s current or accumulated earnings and profits) will be tax-free up to the amount of the shareholder’s current tax basis in his or her shares, with any distribution amounts exceeding such basis treated as capital gain. See “U.S. Federal Income Tax Considerations.”

Section 19(a) of the Investment Company Act generally provides that it is unlawful for any investment company to pay any distribution from any source other than its accumulated undistributed net income (not including profits or losses realized on the sale of securities), or its net income for the current or preceding fiscal year unless the payment is accompanied by a written statement disclosing the source of the payment. If the Fund pays any distribution that is characterized as a return of capital or from another source requiring disclosure, the Fund will provide shareholders with a notice in compliance with Rule 19a-1 under the Investment Company Act. Shareholders are encouraged to review such notices carefully. Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder generally prohibit multiple long-term capital gains distributions throughout the year (with certain exceptions).

Automatic Reinvestment Plan.	All distributions are reinvested in additional shares of the Fund unless a shareholder elects to receive dividends in cash. The tax status of any distribution is the same regardless of whether or not the distribution is reinvested or taken as cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s Declaration of Trust.

Fiscal Year	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. For tax purposes, the Fund will adopt the 12-month period ending March 31 of each year as its taxable year, unless otherwise required by applicable law.

Independent Accountants	The Board of Trustees has selected [ ] as the independent registered public accounting firm of the Fund. [ ] is responsible for the auditing of the annual financial statements of the Fund.

SUMMARY OF FEES AND EXPENSES

The purpose of the table below is to assist prospective investors in understanding the various fees and expenses shareholders will bear directly or indirectly. The Fund will bear certain costs and expenses as an investor in the Portfolio Funds (including fees that may be imposed on its withdrawals of assets invested in the Portfolio Funds). Specifically, the Fund generally will be subject to asset-based fees of up to 3% of the Fund’s investment in any Portfolio Fund and performance-based fees of 10-30% of any net profits earned on that investment. These expenses are included in the table below under the caption “Acquired Fund Fees and Expenses.”

The following table illustrates the fees and expenses that the Fund expects to incur and that shareholders investing in the Fund can expect to bear directly or indirectly.

Shareholder Transaction Fees:
Maximum Sales Load (percentage of offering price)(1)	None
Annual Expenses (as a percentage of net assets):
Management Fee(2)	[_.__]%
Distribution and Shareholder Servicing Fee	None
Interest Payments on Borrowed Funds	[___]
Other Expenses(3)	[_.__]%
Acquired Fund Fees and Expenses(4)	[_.__]%
Total Annual Expenses	[_.__]%

(1)	The Fund may engage one or more Distributors to solicit investments in the Fund, or who may engage one or more Sub-Distributors to assist in the distribution of shares of the Fund. Although no initial placement fee is currently contemplated, in the future certain Distributors or Sub-Distributors may charge shareholders a fee (front-end sales load) for their services in conjunction with an investment in the Fund. The Fund’s Investment Manager or its affiliates may make additional payments out of their own resources to Distributors or Sub-Distributors. See “Distributors and Shareholder Servicing Arrangements.”

(2)	The Fund pays the Investment Manager the Management Fee in consideration of the investment advisory services that the Investment Manager provides to the Fund. See “Investment Advisory and Management Arrangements.”

(3)	Other Expenses have been estimated based on estimated asset levels and expenses for the current fiscal year. Pursuant to an Expense Limitation Agreement, the Investment Manager has agreed to waive its management fees and/or to bear expenses of the Fund through [ ], 2015 to the extent necessary to prevent Other Expenses (including the Fund’s organizational and offering expenses), on an annualized basis, from exceeding [__]%. Any fees waived and expenses borne by the Investment Manager may be reimbursed by the Fund until [ ], 2015, provided that no reimbursement payment will be made that would cause the Fund’s Other Expenses to exceed the percentage in the preceding sentence or cause the total of the payments to exceed the Fund’s initial offering expenses. The Expense Limitation Agreement will continue in effect until [ ], 2015, unless earlier terminated by the Board of Trustees, including a majority of the Independent Trustees (as defined below).

(4)	Acquired Fund Fees and Expenses represent indirect fees, including performance fees, and expenses of the Fund and therefore of the shareholders. The Acquired Fund Fees and Expenses are calculated using an estimate of the fees and expenses of the Portfolio Funds in which the Fund expects to invest the proceeds of this offering. These fees and expenses are based on the historic fees and expenses of the Portfolio Funds that have been disclosed in the offering documents of the Portfolio Funds. The future fees and expenses of the Portfolio Funds may be substantially higher or lower because certain fees are based upon the performance of the Portfolio Funds, which may fluctuate over time. These indirect fees and expenses are not paid to the Investment Manager and represent the Fund’s cost of investing in the underlying Portfolio Funds. These fees are in addition to the Fund’s fees and expenses.

Example:

You	would pay the following fees and expenses on a $20,000 investment in the Fund, assuming a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$[____]	$[____]	$[____]	$[____]

The Example is based on the estimated fees and expenses set out above. This Example should not be considered a representation of future expenses, as actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example. A greater rate of return than that used in the Example would increase certain fees and expenses paid by the Fund.

Additional Example:

You	would pay the following fees and expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$[____]	$[____]	$[____]	$[____]

OVERVIEW OF THE FUND

The Fund is a statutory trust formed under the laws of the State of Delaware on February 23, 2012. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company. The Fund is operated as a fund-of-funds. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (the “CEA”), and, as a result, is not subject to registration as a CPO under the CEA. The Fund expects to commence its investment operations on or after [                , 2012]. The Fund’s principal office, including its office for service of process, is located at 1345 Avenue of the Americas, New York, NY 10105.

AllianceBernstein L.P. (the “Investment Manager”) serves as the Fund’s investment manager and adviser. As described below, the Fund is structured as a “fund of funds” that seeks to provide attractive risk-adjusted returns over full market cycles with less volatility than the broad equity markets. The Fund provides shareholders with access to a portfolio of underlying private investment vehicles managed by third party investment professionals who employ a variety of investment strategies. In addition, the Fund may make direct investments in securities. The assets of the Fund will be actively managed and an investment in the Fund will be subject to an asset-based fee payable to the Investment Manager. Unlike many private investment funds, the Fund has registered as an investment company under the Investment Company Act and has registered the offering of its shares under the Securities Act so as to be able to offer and sell shares without limiting the number of Eligible Investors who may purchase shares. Currently, only Eligible Investors are eligible to subscribe for shares of the Fund.

THE OFFERING

The Fund is offering its shares at an initial offering price of $10.00 per share. The Investment Manager has made an investment in the Fund of $100,000 in a privately placed transaction. Shares will be offered continuously on a monthly basis at their net asset value (“NAV”) per share determined as of the close of regular trading on the New York Stock Exchange on the last business day of each month. Because the Fund expects to promptly begin to invest the money it receives in its first monthly offering, an investor subscribing for shares in subsequent monthly offerings may pay more or less than the original offering price of $10.00 per share.

Shares are intended for sale only to prospective investors who meet the criteria set out in Appendix A. See “Eligible Investors.” An investor must invest at least $20,000 when making an initial investment. Only an investor whose subscription for shares is accepted by the Fund will become a shareholder of the Fund. The shares have substantial restrictions on transfers.

USE OF PROCEEDS

The Investment Manager will invest the proceeds of the Fund’s initial public offering as soon as practicable consistent with current market conditions and the availability of suitable investments. The Investment Manager anticipates that it will take no more than six months to invest the net proceeds of the Fund’s initial public offering. If the Investment Manager elects to hold the Fund’s assets in cash or cash equivalent instruments for a relatively long investment period, this decision may have a negative impact on the Fund’s performance and its return to shareholders.

As a technical matter, the Fund is responsible for its own organizational and offering expenses. However, the Investment Manager has agreed to waive its management fees and/or to bear expenses of the Fund through [            ], 2015 to the extent necessary to prevent the Fund’s expenses (other than extraordinary expenses, interest expenses, taxes, brokerage commissions and other transaction costs, fees and expenses of Portfolio Funds, and the Investment Manager’s fee) from exceeding [    ]% of the Fund’s average monthly net assets (the “Expense Limitation Agreement”). In practice, the Expense Limitation Agreement makes it likely that the Investment Manager will effectively bear the Fund’s organizational and offering expenses, at least initially. Any fees waived or expenses borne by the Investment Manager under the Expense Limitation Agreement may be reimbursed by the Fund until [            ], 2015, provided that no reimbursement payment will be made that would cause the Fund’s expenses to exceed the expense limitation percentage set forth above or cause the total of the reimbursement payments to exceed the Fund’s initial offering expenses.

STRUCTURE

The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the Investment Company Act, often referred to as a “private investment fund” or “hedge fund,” with those of a registered closed-end investment company. Private investment funds generally consist of commingled asset pools that offer their securities privately without registration under the Securities Act. Normally, such funds, which are typically structured as domestic or offshore corporations, limited partnerships or limited liability companies, are offered only in large minimum denominations to a limited number of high-net-worth individual and institutional investors. The general partners or investment advisers of these funds are usually compensated through asset-based fees and performance-based compensation. By contrast, registered closed-end investment companies, such as the Fund, are typically organized as corporations or business trusts. These registered companies impose relatively modest minimum investment requirements and publicly offer their shares to a broad range of investors. The advisers to registered closed-end investment companies are typically compensated through asset-based (but not performance-based) fees.

The Fund also is similar to a private investment fund in that its shares will be sold solely to eligible investors, but differs from a typical private investment fund principally in that it (1) will permit investments in relatively modest minimum denominations; (2) is required to limit its use of leverage under the Investment Company Act; (3) intends to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), allowing it to deliver Form 1099 tax reports (as opposed to Schedule K-1s) to its investors annually; (4) may engage in periodic quarterly tender offers, if authorized by the Fund’s Board of Trustees, which will allow investors to have limited liquidity; and (5) does not directly charge shareholders performance-based fees. The structure of the Fund is designed to permit investors that have a higher tolerance for investment risk to participate in an investment program that includes various traditional and non-traditional investment strategies without making the more substantial minimum capital commitment that is required by many private investment funds. In addition, unlike many private investment funds, the Fund, as a registered closed-end investment company, can offer its shares without limiting the number of its investors.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors.

INVESTMENT STRATEGY

The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in Portfolio Funds that are managed by unaffiliated Portfolio Fund Managers that employ a broad range of Portfolio Fund Strategies. The Fund expects that, upon commencing operations, its investments in Portfolio Funds will be accomplished primarily through investment in international entities classified as passive foreign investment companies (“PFICs”) under the Code.

Initially, the Fund is expected to invest with Portfolio Fund Managers pursuing the following Portfolio Fund Strategies: (i) long/short equity, (ii) event driven, (iii) credit/distressed, and (iv) emerging markets. The Investment Manager generally expects to allocate the Fund’s assets among a variety of Portfolio Funds, seeking to gain exposure across various Portfolio Fund Strategies, but may concentrate the Fund’s investments in particular strategies in order to take advantage of perceived investment opportunities or based on its current market outlook. The Investment Manager will seek to manage the Fund so that its volatility that is less than that of the broad equity markets.

Portfolio Fund Strategies

Long/Short Equity.  A long/short equity strategy typically involves buying and/or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. Portfolio Fund Managers employing a long/short equity strategy generally seek to buy securities in the expectation that they will increase in value (called “going long”) and sell securities short in the expectation that they will decrease in value (called “going short”). Long/short equity managers may invest in one or more countries, including developed and emerging market countries and may specialize in one or more specific sectors. Portfolio Fund Managers may specialize in a geographic area, industry, or market capitalization. Many long/short equity Portfolio Fund Managers hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative products.

Portfolio Fund Managers employing a long/short equity strategy generally employ fundamental and/or quantitative analysis that evaluates the underlying determinants expected to affect the price of securities. The actual research process can be based on a bottom-up approach that first examines the factors affecting a single company or marketplace, or a top-down approach that first analyzes the macroeconomic trends affecting a market or industry. Portfolio Fund Managers make use of research, company visits, industry conferences, third-party consultants, and their own expert knowledge in making investment decisions. Fundamental changes at companies may drive changes in investor perception, which impacts the valuation of their securities. The Portfolio Fund Manager attempts to spot changes in fundamentals; identify where comparable companies are mispriced in relation to each other and buy the undervalued companies and sell short the overvalued ones; and capture the excess return as a perceived mispricing narrows, while attempting to minimize overall net market risk. Factors utilized within this type of analysis include both microeconomic and macroeconomic variables that can influence the price of a given security or set of securities. The relevant Portfolio Fund Manager may also take an active role in determining the event’s outcome. A long/short equity strategy can be affected in a variety of different manners, and the Investment Manager expects to invest with Portfolio Fund Managers that use a variety of techniques, including, but not limited to, hedged equity, long-only, long and/or short biased, market neutral and/or sector-specific strategies.

Event Driven.  Event driven strategies seek to take advantage of information inefficiencies resulting from a particular corporate event. Portfolio Fund Managers will take positions in companies that are expected to become the subject of takeovers, liquidations, bankruptcies, tender offers, buybacks, spin-offs, exchange offers, mergers or other types of corporate reorganizations in the hope of profiting on results from the specific event. The goal of an event driven investment strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of an extraordinary event. The prices of securities of the companies involved in these events are typically influenced by the dynamics of the particular event or situation. For example, the result and timing of factors such as legal decisions and deal negotiations are a key element in the success of any event driven discipline. The relevant Portfolio Fund Manager may take an active role in determining the event’s outcome. Typically, event driven Portfolio Fund Managers rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding the extraordinary event or transaction. The Fund’s assets are expected to be allocated among Portfolio Fund Managers that focus on a variety of event driven strategies in diverse geographic regions thereby effectively allocating capital between merger arbitrage, distressed securities, restructurings and other areas of focus for event driven strategies.

Portfolio Fund Managers employing an event driven approach may employ a broad range of investment strategies and techniques to attempt to take advantage of specific events (for example, by using a long/short strategy driven by events). These Portfolio Fund Managers may utilize techniques involving, among other things, both discretionary and systematic analysis, combinations of top-down and bottom-up theses, quantitative and fundamental approaches, and long- and short-term holding periods, and this type of investment may involve almost any type of security, derivative, claim or instrument, including investments in equities, fixed income securities, currencies, commodities and other financial instruments. Portfolio Fund Managers in this category may also employ a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these variables have on equity, fixed income, currency, commodity and other financial instrument markets.

Credit/Distressed.  Portfolio Fund Managers that employ credit/distressed strategies generally invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high yield securities (also known as “junk bonds”). The Fund may be invested in various credit/distressed strategies that involve being long and short different financial instruments, and the credits involved will range from high grade to high yield and distressed debt.

Portfolio Fund Managers investing in the credit/distressed sector often pursue distressed or high yield strategies that involve the purchase of securities (including bonds, bank debt and trade claims) that are currently out-of-favor, have low credit ratings or are affected by other adverse factors. In many cases, the securities are issued by a company that has declared bankruptcy, is about to declare itself bankrupt, or has recently emerged through reorganization from a bankruptcy proceeding.

Portfolio Fund Managers analyze these situations in order to choose those that are believed to have attractive risk/reward characteristics. This may be due to an anticipation of an upgrade in the debt instrument’s ratings, expectation that a reorganization will provide greater value, or other business factors that a Portfolio Fund Manager believes the marketplace has not yet reflected.

Often, a Portfolio Fund Manager following this strategy will purchase securities, bank debt or trade claims of companies involved in reorganizing their affairs through the bankruptcy process. Portfolio Fund Managers normally follow the proceedings closely, analyzing the various types of securities, particularly those represented by the companies’ liabilities. Portfolio Fund Managers following this strategy will seek out those investment opportunities with a higher likelihood of being satisfied through the restructuring with consideration higher than the current market level for such securities, or those that will receive valuable new securities worth more than the current market price, in exchange for the existing creditor claim.

Portfolio Fund Managers in the credit/distressed sector may also employ relative value strategies that generally seek to profit from the relative mispricing of related financial instruments. These strategies may apply qualitative or quantitative analysis and typically are not dependent on the general direction of broad market movements.

Emerging Markets.  Portfolio Fund Managers employing emerging market strategies may invest across a range of emerging markets asset classes including debt, equity and currencies. Emerging markets are generally located in countries that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. These Portfolio Fund Managers may use a broad array of hedging techniques, involving securities of issuers located in both emerging markets and developed countries with the intention of reducing volatility and enhancing returns. These hedging techniques may include, among others, currency hedges executed through forward or swap contracts. The Investment Manager may allocate capital among Portfolio Fund Managers that specialize in one sector, region or country or that invest across multiple sectors, regions or countries. Portfolio Fund Managers investing in emerging markets utilize a variety of strategies when making investments within those countries.

Potential for Investment in Other Portfolio Fund Strategies.  The Investment Manager may seek to identify and exploit new strategies and sub-strategies that it believes may generate attractive long-term risk-adjusted returns, and may invest in Portfolio Funds utilizing any number of Portfolio Fund Strategies, including, but not limited to, global macro, currency, high-frequency trading, quantitative, commodities, real estate and real estate-related assets. The foregoing list of Portfolio Fund Strategies is not intended to be exhaustive and it is anticipated that the different types of strategies employed by Portfolio Fund Managers will evolve over time. The Investment Manager will implement and incorporate new Portfolio Fund Strategies and sub-strategies in a manner it deems advisable from time to time.

Overview of the Investment Process

Portfolio Fund Manager Selection and Review.  The Investment Manager will identify potential Portfolio Fund Managers through a variety of sources. The Portfolio Fund Manager selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to a new Portfolio Fund Manager, the Investment Manager will first conduct an evaluation of the Portfolio Fund Manager and its strategy, team, and approach through analysis of, among other criteria, its prior investment returns, portfolio exposures, current assets under management, and investment strategy outlook. The Investment Manager may also (i) conduct background checks; (ii) analyze whether the Portfolio Fund Manager has the personnel, research and technology resources to effectively implement its investment strategy; and (iii) conduct additional due diligence as the Investment Manager deems appropriate.

The Investment Manager will monitor and manage the Fund’s portfolio on an ongoing basis. This monitoring includes the ongoing reassessment of Portfolio Fund Strategies and a Portfolio Fund Manager’s ongoing competence with those Portfolio Fund Strategies, including with respect to certain factors that may impact performance (entrance of competitors being an example of one factor). The Investment Manager will perform periodic quantitative monitoring (that may include monitoring returns, exposures and correlations) and qualitative monitoring (that may include face-to-face meetings, holdings analyses, reviews of organizational changes and strategy consistency) of the Portfolio Fund Managers using information available to it. Successful implementation of these and other risk management techniques are intended to enable the Investment Manager to identify potential deficiencies in the investment strategies and internal controls of a Portfolio Fund Manager and may lead to a reduction in the capital allocated to, or the termination of its investment with, the Portfolio Fund Manager.

The Investment Manager believes there are a number of potential reasons for reducing capital allocated to a Portfolio Fund Manager. Some of these reasons may include: deficiencies in the investment strategy or internal controls of a Portfolio Fund Manager, identification of a better alternative, style drift, change in key personnel, change in investment strategy, significant change in the amount of assets under management, or a decline in performance. The Investment Manager rebalances the portfolio and terminates Portfolio Fund Managers at its own discretion. Because the Investment Manager regularly reviews new investment opportunities, capital withdrawn from the management of one Portfolio Fund Manager is generally reallocated to other Portfolio Fund Managers. The Investment Manager’s ability to withdraw money from Portfolio Funds to rebalance the portfolio, however, may be limited by the terms of Portfolio Funds in which the Fund invests (e.g., limited withdrawal rights, gates and suspension rights imposed by the Portfolio Fund Manager).

The Investment Manager anticipates that the number and identity of Portfolio Funds and other investments will vary over time, at the Investment Manager’s discretion, as a result of allocations and reallocations among new and existing Portfolio Funds and the performance of each Portfolio Fund as compared to the performance of other Fund assets. In addition, to avoid potential adverse regulatory consequences, the Fund may need to hold its interest in a Portfolio Fund in non-voting form or limit its voting rights to a certain percentage. The Fund generally does not intend to own 5% or more of the outstanding voting securities of any Portfolio Fund. Such a limitation on voting rights is intended to prevent an underlying Portfolio Fund from becoming an “affiliated person” of the Fund for purposes of the Investment Company Act. If the Fund becomes an affiliated person of a Portfolio Fund through ownership of its voting securities or otherwise, the Investment Company Act may limit the ability of the Fund to transact with the Portfolio Fund. For more information regarding the potential adverse consequences to the Fund due to the waiver of voting rights, see “Investments in Non-Voting Stock” in the “Risk Factors and Special Considerations” section of this prospectus.

The Investment Manager currently anticipates that the Fund will invest in Portfolio Funds directly. The Investment Manager may, however, determine to structure Fund investments in Portfolio Funds indirectly, including without limitation through derivative instruments or other structured transactions. If the Fund seeks indirect exposure to Portfolio Funds, the Fund generally will enter into a contract with a counterparty, where the counterparty agrees to provide the Fund with a payment based on the return of a Portfolio Fund in exchange for a fee or other payment by the Fund (such as a payment based on a particular interest rate benchmark).

Strategic Asset Allocation

The Investment Manager generally expects to allocate the Fund’s assets among a variety of Portfolio Funds, seeking to gain broad-based exposure across Portfolio Fund Strategies. Under normal circumstances, the Investment Manager will seek to allocate the Fund’s assets such that investments in different Portfolio Funds, across various Portfolio Fund Strategies, are combined in a manner designed to achieve a balance between risk and return. Through the ongoing selection of, allocation to and reallocation among, Portfolio Fund Managers and Portfolio Funds, the Fund seeks to achieve total returns that are not disproportionately influenced by the performance of any single Portfolio Fund Manager or Portfolio Fund. In addition, by constructing a portfolio that is comprised of a number of Portfolio Funds, across a broad range of Portfolio Fund Strategies, the Fund seeks to achieve its investment objective with lower volatility than likely would be achieved if the Fund were to concentrate all, or a substantial portion, of its assets in any single Portfolio Fund Strategy. Nonetheless, the Fund is classified as a “non-diversified” investment company within the meaning of the Investment Company Act.

Investment in PFICs

Although the Fund may make direct investments in securities and other financial instruments, it will normally invest primarily in Portfolio Funds. The Portfolio Funds, many of which are not registered with the SEC or any other regulatory agencies, are typically structured as either domestic or offshore corporations, limited partnerships or limited liability companies. The Fund expects that, upon commencing operations, its investments in Portfolio Funds will be accomplished primarily through investment in international entities classified as PFICs under the Code. A PFIC is a foreign corporation that qualifies under certain income or asset tests under the Code. The Fund invests in PFICs as a means to comply with the U.S. federal income tax rules applicable to RICs. The degree to which the Fund invests in PFICs may vary over the life of the Fund consistent with the Fund maintaining its status as a RIC. Portfolio Funds often limit the amount of shares they offer and normally restrict the types of investors that may invest. In addition, many Portfolio Funds use a significant amount of leverage and may use short sales or derivative positions in executing their investment programs. Under normal circumstances, the Fund generally does not expect to invest in Portfolio Funds that are exempt from Investment Company Act registration pursuant to Section 3(c)(1) of the Investment Company Act.

Short-Term Investments

The Fund may utilize short-term investments for cash management purposes. Short-term investments are short-term debt obligations and other similar securities and may include (i) securities issued or guaranteed as to interest and principal by the U.S. Government or one of its agencies or instrumentalities; (ii) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers; (iii) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (iv) repurchase agreements; and (v) other investment companies that invest principally in money market instruments. Money market instruments include longer-term bonds that have variable interest rates, demand features or other special features that give them the financial characteristics of short-term debt. The Fund also may hold cash and cash equivalents and may invest in participation interests in the money market securities mentioned above without limitation. To the extent the Fund makes these short-term investments, the allocation of the Fund’s assets to the Portfolio Funds will be reduced.

Absence of Temporary Defensive Positions

Under normal circumstances, the Fund does not intend to depart from its investment strategy of investing primarily in Portfolio Funds in response to adverse market, economic or political conditions by selling Portfolio Funds and purchasing the securities of other issuers or holding assets in cash to take temporary defensive positions. However, the Fund may invest temporarily in high quality fixed income securities, money market instruments and money market funds or may hold cash or other cash equivalents pending the investment of its assets in Portfolio Funds or to maintain the liquidity necessary to effect repurchases of shares or for other purposes.

Borrowings

The Fund is authorized to borrow money for investment purposes and for cash management purposes, including meeting repurchase requests and satisfying distribution requirements. The use of borrowings for investment purposes is known as “leverage” and involves a high degree of risk. Currently, it is not anticipated that borrowings for investment purposes (other than on a short-term basis) by the Fund would be a principal investment strategy of the Fund. The Fund, however, reserves the right to borrow for investment purposes in the future when deemed appropriate by the Investment Manager.

To the extent permitted by law, the Fund may borrow on a short-term basis to meet repurchase requests, to satisfy distribution requirements, or to make investments in Portfolio Funds pending the receipt of monies from anticipated purchases of Fund shares or any withdrawal of Fund assets from a Portfolio Fund. The Fund’s ability to borrow money is subject to various restrictions imposed by the Investment Company Act. These limits do not apply to the Portfolio Funds (except for Portfolio Funds that are registered under the Investment Company Act, if any), and therefore the Fund’s portfolio may be exposed to the risk of the highly leveraged investment programs of certain Portfolio Funds.

Non-Principal Strategies

The Fund may make direct investments in securities (other than securities of Portfolio Funds), options, futures, options on futures, swap contracts, or other derivatives or financial instruments. The Fund also may make investments in public investment vehicles (including registered investment companies). The Fund believes that the ability to invest directly in these types of securities and financial instruments provides the Investment Manager with greater investment flexibility and may allow the Investment Manager to take advantage of investment opportunities more quickly and efficiently than would otherwise be the case. These investments are subject to the limitations imposed by the Investment Company Act, the rules thereunder, and any exemptive orders issued by the SEC on which the Fund may rely.

Additional Information Regarding the Fund’s Investment Strategy

There can be no assurance that the investment strategies employed by the Portfolio Fund Managers or the Investment Manager will be successful or result in the investment objective of the Fund being achieved. In addition, the investment strategies utilized by the Fund are subject to certain limitations as a result of its registration under the Investment Company Act and its intention to be treated as a RIC under Subchapter M of the Code. See “Investment Restrictions,” and “U.S. Federal Income Tax Considerations.”

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Fund’s shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in this prospectus. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of shareholders to reinvest distributions. If any of the risks discussed in this prospectus occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of Fund shares could decline significantly and you could lose all or a part of your investment.

General Market Risks

General.  Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Investment Manager may not be able to structure the Fund’s investment program as anticipated.

Any investment in financial instruments carries certain market risks. An investment in the Fund is highly speculative and involves a high degree of risk due to the nature of the Fund’s investments and the investment strategies and trading strategies to be employed by the Fund and the Portfolio Funds. An investment in the Fund should not in itself be considered a balanced investment program. Investors should be able to withstand the loss of their entire investment.

All financial instruments risk the loss of capital. No guarantee or representation is made that the Fund’s investment program will be successful. The Fund’s investment program, through its investment in the Portfolio Funds, will involve, without limitation, risks associated with limited diversification, leverage, interest rates, currencies, volatility, tracking risks in hedged positions, security borrowing risks in short sales, credit deterioration or default risks, systems risks and other risks inherent in the Portfolio Funds’ activities. Certain investment techniques of the Portfolio Funds can, in certain circumstances, substantially increase the impact of adverse market movements to which the Fund may be subject. In addition, the Portfolio Funds’ investments in securities may be materially affected by conditions in the financial markets and overall economic conditions occurring globally and in particular countries or markets where the Portfolio Funds invest their assets.

The Investment Manager’s and the Portfolio Fund Managers’ methods of minimizing such risks may not accurately predict future risk exposures. Risk management techniques are based in part on the observation of historical market behavior, which may not predict market divergences that are larger than historical indicators. Also, information used to manage risks may not be accurate, complete or current, and such information may be misinterpreted.

General Economic and Market Conditions.  The success of the Portfolio Funds (and therefore the Fund) will be affected by general economic and market conditions, such as changes in interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Portfolio Funds’ investments), trade barriers, currency exchange controls and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of financial instruments’ prices and the liquidity of the Portfolio Funds’ investments. Volatility or illiquidity could impair the Fund’s and the Portfolio Funds’ profitability or result in losses. The Portfolio Funds may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets — the larger the positions, the greater the potential for loss.

A Portfolio Fund (and the Fund) could incur material losses even if its Portfolio Fund Manager reacts quickly to difficult market conditions, and there can be no assurance that the Portfolio Funds (and the Fund) will not suffer material losses and other adverse effects from broad and rapid changes in market conditions in the future. Shareholders should realize that markets for the financial instruments in which the Portfolio Funds seek to invest can correlate strongly with each other at times or in ways that are difficult for the Portfolio Fund Managers to predict. Even a well-analyzed approach may not protect the Portfolio Funds (and the Fund) from significant losses under certain market conditions.

Current Market Conditions and Governmental Actions.  Beginning in the fall of 2008, world financial markets experienced extraordinary market conditions, including, among other things, extreme losses and volatility in securities markets and the failure of credit markets to function. In reaction to these events, regulators in the United States and several other countries undertook unprecedented regulatory actions. The United States Government and securities regulators of many other jurisdictions continue to consider and implement other measures to stabilize markets in the United States and global financial markets. However, despite these efforts and the efforts of securities regulators of other jurisdictions, global financial markets remain highly volatile. It is uncertain whether the regulatory actions already taken or any other regulatory actions will be able to prevent further losses and volatility in securities markets, or stimulate the credit markets. The Portfolio Funds may be materially adversely affected by similar or other events in the future. There are, and there may be additional, significant new regulations that could limit or otherwise affect the Fund’s and the Portfolio Funds’ activities and investment opportunities or change the functioning of capital markets, and there is the possibility of another severe worldwide economic downturn. Consequently, neither the Fund nor the Portfolio Funds may be capable of, or successful at, preserving the value of their assets, generating positive investment returns or effectively managing their risks.

In January 2012, S&P downgraded the sovereign debt of several European countries. While it is not possible to precisely predict the longer-term impact of the downgrades on the financial markets and the participants therein, it might be material and adverse to the Fund.

Limited Liquidity of Fund Shares.  It is anticipated that the Fund’s shares will not be listed on any securities exchange or traded in other markets, and shares will be subject to substantial restrictions on transfer. Although the Fund intends to offer to repurchase shares periodically, at the sole discretion of the Board of Trustees, no assurance can be given that these repurchases will occur as scheduled or at all or that all of an investor’s shares will be purchased in any offer to repurchase. The interests in Portfolio Funds held by the Fund will generally be subject to legal or other restrictions on transfer or sale and there likely will be no liquid market for their sale. These investments may make it difficult for the Fund to liquidate positions in the Portfolio Funds in order to facilitate Fund share repurchases. In addition, a redemption by the Fund from a Portfolio Fund could involve expenses to the Fund under the terms of the Fund’s investment with that Portfolio Fund.

Certain Risks Related to Investments by Portfolio Funds

The performance of many of the Portfolio Funds will be highly volatile and subject to a number of substantial risks. The Portfolio Funds in which the Fund invests utilize a wide variety of investments and investment strategies, many of which are very complex and specialized. Some of the risks relating to Portfolio Fund investments and investment strategies are as follows:

Leverage; Interest Rates; Margin.  The Portfolio Funds generally utilize leverage in their investment programs, meaning that their market exposure can be substantially in excess of their net assets, and the Fund generally does not limit its exposure to leverage in selecting individual Portfolio Funds or by Portfolio Funds in the aggregate. Leverage may be achieved by trading on margin, trading in derivative instruments that are inherently leveraged and other forms of direct and indirect borrowing. The amount of leverage or borrowings that a Portfolio Fund may have outstanding at any time may therefore be large in relation to its capital. Consequently, the level of interest rates generally, and the rates at which a Portfolio Fund can borrow in particular, will affect the operating results of the Portfolio Fund. Leverage increases both the possibilities for profit and the risk of loss.

The use of margin and short-term borrowings creates several risks for the Portfolio Funds. If the value of a Portfolio Fund’s securities falls below the margin level required by a prime broker, additional margin deposits may be required. If a Portfolio Fund is unable to satisfy any margin call by a prime broker, then the prime broker could liquidate the Portfolio Fund’s position in some or all of the financial instruments that are in the Portfolio Fund’s accounts at the prime broker and cause the Portfolio Fund to incur significant losses. Furthermore, secured counterparties and lenders may have the right to sell, pledge, rehypothecate, assign, use or otherwise dispose of collateral posted by the Portfolio Funds. This could increase exposure to the risk of a counterparty default since, under such circumstances, the Portfolio Funds may be unable to recover the posted collateral promptly or may be unable to recover all of the posted collateral. The occurrence of defaults may trigger cross-defaults under the Portfolio Funds’ agreements with other brokers, lenders, clearing firms or other counterparties, creating or increasing a material adverse effect on the performance of the Portfolio Funds.

When a Portfolio Fund purchases an option in the United States, there is no margin requirement because the option premium is paid for in full. The premiums for certain options traded on non-U.S. exchanges may be paid for on margin. When a Portfolio Fund sells an option on a futures contract, it may be required to deposit margin in an amount that may be determined by the margin requirement established for the futures contract underlying the option and, in addition, an amount substantially equal to the current premium for the option. The margin requirements imposed on the writing of options, although adjusted to reflect the probability that out-of-the-money options will not be exercised, can in fact be higher than those imposed in dealing in the futures markets directly. Whether any margin deposit will be required for over-the-counter options and other over-the-counter instruments such as currency forwards, swaps and certain other derivative instruments will depend on the credit determinations and specific agreements of the parties to the transaction, which agreements are individually negotiated.

The cumulative effect of the use of leverage by Portfolio Funds in a market that moves adversely to the Portfolio Funds could result in a substantial loss to the Fund that would be greater than if the Portfolio Funds were not leveraged. As a result, if the Fund’s losses with respect to any Portfolio Fund were to exceed the amount of capital invested in that Portfolio Fund, the Fund could lose its entire investment in that Portfolio Fund.

Use of Financing Arrangements by Portfolio Funds.  Portfolio Funds may depend upon the availability of credit to finance their investment strategies. The prime brokers, banks and dealers that may provide financing to Portfolio Funds can apply essentially discretionary margin or other valuation policies and may change those policies. Changes by financing providers to these policies, or the imposition of other credit limitations or restrictions, may result in margin calls, loss of financing, forced liquidation of positions at disadvantageous prices or termination or cross defaults of transactions with the same or other dealers. These adverse effects may be compounded in the event that such limitations or restrictions are imposed suddenly and/or by multiple dealers or counterparties at about the same time.

Lending Portfolio Securities.  Portfolio Funds may lend their portfolio securities to brokers, dealers and financial institutions in order to generate income for the Portfolio Fund. In general, these loans will be secured by collateral (consisting of cash, government securities or irrevocable letters of credit) maintained in an amount normally equal to at least 100% of the market value, determined daily, of the loaned securities. Portfolio Funds are entitled to payments equal to the interest and dividends on the loaned security and could receive a premium for lending the securities. Lending portfolio securities would result in income to the Portfolio Fund, but could also involve certain risks in the event of a delay in the return of the securities loaned or the default or insolvency of the borrower.

Counterparty Risk.  The Portfolio Funds are expected to establish relationships with third parties to obtain financing, engage in derivative transactions, and obtain prime and other brokerage services that permit the Portfolio Funds to trade in any variety of markets or asset classes. However, there can be no assurance that the Portfolio Funds will be able to maintain such relationships or establish such relationships. An inability to establish or maintain such relationships could limit the Portfolio Funds’ trading activities, create losses, preclude the Portfolio Funds from engaging in certain transactions, financing, derivative intermediation and prime brokerage services and prevent the Portfolio Funds from trading at optimal rates and terms. Moreover, a disruption in the financing, derivative intermediation and prime brokerage services provided by any such relationships before a Portfolio Fund establishes additional relationships could have a significant impact on the Portfolio Fund’s business due to its reliance on such counterparties.

Some of the markets in which the Portfolio Funds may effect transactions are not “exchanged-based,” including “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. This exposes the Portfolio Funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Funds to suffer a loss. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of a Portfolio Fund’s counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of a Portfolio Fund’s counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Portfolio Fund’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

The Fund and the Portfolio Funds may use counterparties located in jurisdictions outside the United States. These counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund and the Portfolio Funds’ assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, no assurances can be provided about the effect of their insolvency on the Fund, the Portfolio Funds and their assets.

In general, the Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. Moreover, the internal credit function of each Portfolio Fund Manager that is responsible for evaluating the creditworthiness of its counterparties may prove insufficient. The ability of the Portfolio Funds to transact business with any one or more counterparties, the lack of complete and comprehensive evaluation of the financial capabilities of the counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund and the Portfolio Funds.

Hedging Transactions.  The Portfolio Funds may invest in securities and utilize financial instruments including, but not limited to, forward contracts, currency options and equity and interest rate swaps, credit default swaps, caps, collars and floors to seek to hedge fluctuations in the relative values of the Portfolio Funds’ portfolio positions as a result of changes in various economic factors and other events, including changes in currency exchange rates, market values and interest rates. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus offsetting the decline in the value of the portfolio positions. Hedging transactions also typically limit the opportunity for gain if the value of the portfolio position should increase, and may not work as intended and actually compound losses. Moreover, it may not be possible for a Portfolio Fund to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that the Portfolio Fund is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations. Additionally, the Portfolio Funds may at times add market-wide hedges, or hedges focused on particular asset classes (“macro hedges”), to their portfolios. Macro hedges are typically utilized in order to protect a portfolio against macro-related volatility and tail risks. The Portfolio Funds generally are not required to enter into hedging transactions and may choose not to do so.

The success of the Portfolio Funds’ hedging transactions is subject to the applicable Portfolio Fund Manager’s ability to correctly predict movements in and the direction of various economic factors and other events, including changes in currency exchange rates, market values and interest rates. Therefore, while a Portfolio Fund may enter into these transactions to seek to reduce such risks, these transactions may result in a poorer overall performance for the Portfolio Fund than if it had not engaged in any hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged (or other risks being hedged) may vary. Moreover, for a variety of reasons, the Portfolio Fund Managers may not seek or be able to establish a perfect correlation between hedging instruments and the portfolio holdings (or other risks) being hedged. This imperfect correlation may prevent a Portfolio Fund from achieving the intended hedge or expose the Portfolio Fund to risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Portfolio Funds’ portfolio holdings. Moreover, the Portfolio Fund Managers may determine not to hedge against, or may not anticipate, certain risks and the portfolios will always be exposed to certain risks that are difficult to effectively hedge, such as counterparty risk.

The success of the hedging strategy of a Portfolio Fund is subject to the Portfolio Fund Manager’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolios being hedged. Because the risk characteristics of many securities change as markets change or time passes, the success of the Portfolio Fund’s hedging strategy is also subject to the Portfolio Fund Manager’s ability to continually recalculate, readjust and execute hedges in an efficient and timely manner.

Trading in Securities and Other Investments That May Be Illiquid.  Portfolio Fund Managers may invest in restricted or non-publicly traded securities, securities on non-U.S. exchanges, securities that the Portfolio Funds are contractually prohibited from disposing of, and securities for which no readily available market exists. These investments could prevent Portfolio Fund Managers from liquidating unfavorable positions promptly and subject the Fund to substantial losses. Illiquid investments may also be distributed in-kind to the Fund.

The valuation of certain illiquid financial instruments is inherently subjective and subject to increased risk that the information utilized to value the financial instrument or to create the price models may be inaccurate or subject to other error. Inaccurate valuations may, among other things, lead to inaccurate pricing of the Portfolio Funds, prevent the Portfolio Funds from effectively managing their investment portfolios and risks, result in the Portfolio Funds’ exceeding certain investment guidelines, and cause the Fund to receive less than the full value of its investment upon its sale of Portfolio Fund interests. The value of the Portfolio Funds’ portfolios may also be affected by changes in accounting standards, policies or practices.

Short Sales.  Portfolio Funds may engage in short-selling. A short sale involves the sale of a security that a Portfolio Fund does not own in the hope of purchasing the same security or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security and therefore the possibility of a theoretically unlimited loss. To initiate the short sale, the Portfolio Fund must borrow the security, and the Portfolio Fund is obligated to return the security to the lender by purchasing the security at a later date, which may be difficult and costly to effect in the event the market for the security has become illiquid. Such illiquidity may be more likely to occur with respect to securities of small capitalization companies. The Portfolio Fund may be forced to unwind a short sale at a disadvantageous time for a number of reasons, including a call back by the lender of the stock at a time additional stock is not available to borrow, a forced tender of the stock or a merger or other form of corporate consolidation. In the United States, when a short sale is made, the seller generally must leave the proceeds thereof with the broker and it must also deposit with the broker an amount of cash or U.S. Government securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. If short sales are effected on a non-U.S. exchange, such transactions will be governed by local law.

Concentration of Portfolio Funds’ Investments.  Portfolio Fund Managers may create, or market conditions may result in, concentrated investment portfolios. Because most Portfolio Funds have the ability to concentrate their investments by investing an unlimited amount of their assets in a limited number of issuers, sectors, markets, industries, strategies, countries or geographic regions, the overall adverse impact on the Portfolio Fund, and correspondingly on the Fund, of adverse movements in the value of the securities of a single issuer, sector, market, industry, strategy, country or geographic region will be considerably greater than if the

Portfolio Fund were not permitted to concentrate its investments to such an extent. By concentrating in a specific issuer, sector, market, industry, strategy, country or geographic region, a Portfolio Fund will be subject to the risks of that issuer, sector, market, industry, strategy, country or geographic region, such as rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market movements, and may be more susceptible to risks associated with a single economic, political or regulatory circumstance or event than a more diversified portfolio might be.

Volatility.  Portfolio Funds will frequently be subject to substantial volatility, which could result from a number of causes. Some of the Portfolio Fund Managers selected by the Investment Manager may concentrate their portfolios by holding a relatively limited number of investments. Accordingly, the aggregate returns realized by the Fund may be adversely affected by a small number of investments. Furthermore, while the Investment Manager will generally allocate the Fund’s assets among Portfolio Fund Managers with differing styles and techniques, there are no fixed allocation percentages. There is the risk that a disproportionate share of the Fund’s assets may be committed to one or more strategies or techniques. The Investment Manager does not seek to manage the risk that different Portfolio Funds may invest in the same securities or may take substantial positions in the same sectors. This would result in less diversification than would be suggested by the number of Portfolio Fund Managers being employed. In addition, the use of leverage by a Portfolio Fund will tend to increase its volatility.

The allocation of Fund assets to new or emerging Portfolio Fund Managers or Portfolio Fund Managers who utilize unique investment strategies or asset classes may subject the Fund to greater volatility due to the greater difficulty in assessing the track record or analyzing the investment strategy and relevant risks of those Portfolio Fund Managers than Portfolio Fund Managers with longer track records or more conventional strategies.

The allocation of Fund assets to Portfolio Fund Managers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Investment Manager.

Portfolio Turnover.  Certain Portfolio Fund Managers may invest and trade their portfolio securities on the basis of certain short-term market considerations. The turnover rate within these Portfolio Funds is expected to be significant, potentially involving substantial brokerage commissions and fees. Although the Investment Manager generally has no control over the rate of portfolio turnover resulting from a Portfolio Fund Manager’s trading activity, the Investment Manager’s allocation of Fund assets among Portfolio Funds may influence the portfolio turnover rates of the Portfolio Funds by causing the Portfolio Funds to purchase and sell portfolio securities.

Event Driven Investing.  Portfolio Funds may engage in event driven investing. Event driven investing requires the investor to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as a Portfolio Fund Manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring that promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Portfolio Funds of the security in respect of which such distribution was made. The consummation of mergers and tender and exchange offers can be prevented or delayed by a variety of factors, including, among other reasons: (i) opposition of the management or stockholders of the target company, which will often result in litigation to enjoin the proposed transaction; (ii) intervention of a federal or state regulatory agency; (iii) efforts by the target company to pursue a “defensive” strategy, including a merger with, or a friendly tender offer by, a company other than the offeror; (iv) in the case of a merger, failure to obtain the necessary stockholder approvals; (v) market conditions resulting in material changes in securities prices; (vi) compliance with any applicable federal or state securities laws; and (vii) inability to obtain adequate financing. Because of the inherently speculative nature of event driven investing, the results of the Portfolio Funds’ operations may be expected to fluctuate from period to period. Accordingly, investors should understand that the results of a particular period will not necessarily be indicative of results that may be expected in future periods.

Investments in Fixed-Income Securities.  The Portfolio Funds may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers. Fixed-income securities pay fixed, variable or floating rates of interest. The value of fixed-income securities in which the Portfolio Funds invest will change in response to fluctuations in interest rates (i.e., interest rate risk). In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of creditworthiness, political stability or soundness of economic policies. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

High-Yield Securities.  There is no minimum credit standard that is a prerequisite to a Portfolio Fund’s acquisition of any security. Portfolio Funds are permitted to invest in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” Portfolio Funds may invest in particularly risky investments that also may offer the potential for correspondingly high returns. As a result, a Portfolio Fund may lose all or substantially all of its investment in any particular instance, which would have an adverse effect on the Fund. Securities in which a Portfolio Fund may invest may rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of whose debt securities may be secured by substantially all of the issuer’s assets. Moreover, a Portfolio Fund may invest in securities that are not protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that Portfolio Funds in which the Fund invests hold debt securities of different seniority in the same issuer. In the event of a bankruptcy or other restructuring of the issuer’s debt securities, it is possible that two Portfolio Funds may be adverse to one another, resulting in an adverse effect on the Fund’s net investment. These types of securities are generally less liquid than investment grade debt securities.

Portfolio Funds may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with these investments. (The Portfolio Funds are not required to hedge, and may choose not to do so.) High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. It is possible that any economic downturn could adversely affect the ability of the issuers of high-yield securities to repay principal and pay interest thereon and increase the incidence of default of those securities. In addition, it is possible that an economic recession could disrupt severely the market for such securities.

Distressed Investments.  Portfolio Funds may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. These securities and obligations often trade at a discount to the expected enterprise value that can be achieved through a restructuring but risk the possibility that no restructuring will occur, or will occur on terms less favorable than anticipated. Typically, these transactions may be in publicly traded debentures, notes, bank loans, trade claims or other traded debt or preferred stock of companies in out-of-court or Chapter 11 or other similar court-administered restructuring proceedings and similar judicial financial reorganizations and workouts. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

The limited research coverage, difficulty of financial analysis, legal complexities and weak institutional focus on workouts generally create substantial price differentials between market value and the likely future value. The value of positions in bankrupt companies or in workout situations generally depends on numerous and often unascertainable factors, such as the sale price of assets, the length of the bankruptcy proceeding or negotiations or the resolution of disputes between classes of creditors. Bankruptcy situations may be particularly complicated and may involve a high degree of uncertainty and market risk. Securities and other interests in these types of companies might have to be held for long periods of time.

Mortgage-Backed Securities (“MBS”) and Asset-Backed Securities (“ABS”).  The Portfolio Funds may invest in securities that represent an interest in a pool of mortgages and credit card receivables or other types of ABS. The investment characteristics of MBS and ABS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time.

The frequency at which prepayments (including voluntary prepayments by the obligors and liquidations due to default and foreclosures) occur on loans underlying MBS and ABS often will be led by a variety of factors including the prevailing level of interest rates as well as economic, demographic, tax, social, legal and other factors. Generally, mortgage obligors tend to prepay their mortgages when prevailing mortgage rates fall below the interest rates on their mortgage loans.

The adverse effects of prepayments may impact Portfolio Funds primarily in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Portfolio Fund Managers may have constructed for these investments, if any, resulting in a loss to Portfolio Funds and/or the Fund. In particular, prepayments (at par) may limit the potential upside of many MBS to their principal or par amounts, whereas their corresponding hedges often have the potential for unlimited loss.

The Portfolio Funds also may invest in structured notes, variable rate MBS and ABS, including adjustable-rate mortgage securities (“ARMs”), which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation (“CMO”) derivatives, whereby the rate of interest payable varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and that also interact in a complex fashion with prepayment risks. Investments in subordinated MBS and ABS involve greater risk of default than the senior classes of the issue or series. A Portfolio Fund may also invest in interest-only pass-through securities, which experience greater yield variability relative to changes in prepayments.

Sub-Prime Mortgage Market.  Certain real estate markets have recently experienced substantial declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising rates of defaults on loans. These defaults have caused losses for loan originators and certain sub-prime lenders. The uncertain market for certain loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market.

Zero Coupon and Deferred Interest Bonds.  The Portfolio Funds may invest in zero coupon bonds and deferred interest bonds. Zero coupon bonds do not require the periodic payment of interest, and deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. These debt obligations are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations of the same maturity that provide for regular payments of interest.

When-Issued and Delayed Delivery Securities.  Portfolio Funds may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery, that is, for issuance or delivery at a stated price and yield to or by the purchaser later than the normal settlement date for such securities. The purchaser generally will not pay for such securities or start earning interest on them until they are received. When the purchaser undertakes a when-issued or delayed delivery obligation, however, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased on a when-issued or delayed delivery basis may result in the purchaser’s incurring a loss or missing an opportunity to make an investment. When-issued and delayed delivery purchase commitments could cause a Portfolio Fund’s NAV per share to be more volatile.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Portfolio Fund’s NAV. The purchaser may sell the right to acquire the security prior to delivery, which may result in a gain or loss.

Structured Arrangements.  The Fund may achieve exposure to Portfolio Funds through interests in special purpose vehicles, notes, preferred equity positions, participations in secondary purchases or other structured arrangements (“Structured Solutions”). Structured Solutions may be novel and untested. They also may not have been foreseen at the time the related Portfolio Fund was organized. In some circumstances, the Structured Solution may involve a participation agreement, swap or similar arrangement.

Derivative Instruments.  The Portfolio Funds may enter into options, futures, forwards, swaps and other derivative instruments, such as credit derivatives. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. In addition, the Portfolio Funds may, in the future, take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use or that are currently not available. Special risks may apply in the future that cannot be determined at this time. The regulatory and tax environment for derivative instruments in which the Portfolio Funds may participate is evolving, and changes in the regulation or taxation of such financial instruments may have a material adverse effect on the Portfolio Funds.

The prices of derivative instruments can be highly volatile. Price movements of derivative contracts in which the Portfolio Funds’ assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and interest rate related futures and options. This type of intervention often is intended to directly influence prices and may, together with other factors, cause all of these markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds also are subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

Call Options.  Portfolio Funds may engage in call option transactions. There are risks associated with the sale and purchase of call options. The seller (writer) of a call option that is covered (e.g., the writer holds the underlying security) bears the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option bears the risk of an unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option bears the risk of losing its entire investment in the call option.

Put Options.  Portfolio Funds may engage in put option transactions. There are risks associated with the sale and purchase of put options. The seller (writer) of a put option that is covered (e.g., the writer has a short position in the underlying security) bears the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option bears the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option bears the risk of losing its entire investment in the put option.

Swaps Generally.  Portfolio Funds may invest in swaps. Investments in swaps involve the exchange by the Portfolio Funds with another party of their respective commitments. In the case of interest rate swaps, the Portfolio Funds may exchange with another party their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The use of swaps subjects the Portfolio Funds to the risk of default by the counterparty. If there is a default by the counterparty to a transaction, the Portfolio Funds will have contractual remedies pursuant to the agreements related to the transaction. The Portfolio Funds may also enter into currency swaps or other swaps that are similar to interest rate swaps but may be surrogates for other investments such as currency forwards or options.

Credit Default Swaps (“CDS”).  Portfolio Funds may invest in CDS. A CDS can be used to implement a Portfolio Fund Manager’s view that a particular credit, or group of credits, will experience credit improvement or credit deterioration. In the case of expected credit improvement, the Portfolio Funds may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of the Portfolio Funds to make payment upon the occurrence of a credit event creates leveraged exposure to the credit risk of the reference entity. In the case of expected credit deterioration, the Portfolio Funds may buy credit default protection; in such instance, the Portfolio Funds will pay a premium.

Total Rate of Return Swaps (“TRR”).  Portfolio Funds may engage in TRR swaps. TRR swaps are another form of derivative that the Portfolio Funds may utilize in seeking to achieve their investment objectives. A TRR swap allows the total return receiver to receive all income and other distributions with respect to a specified notional amount of an asset as well as the change in market value of the asset (whether a security, index, interest rate, form of debt, currency or other asset) from the total return payer in return for paying a floating or fixed interest rate on the specified notional amount. The total return payer is synthetically short and the total return receiver is synthetically long in the asset. This may create a highly leveraged exposure to the underlying asset.

Interest Rate Swaps.  The Portfolio Funds may enter into interest rate swaps. An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying “notional” amount, in exchange for receiving a variable income stream, usually based on LIBOR, and denoted as a percentage of the underlying notional amount. In the event that a Portfolio Fund enters into an interest rate swap and is paying a fixed amount, the Portfolio Fund will be exposed to the risks of a decrease in the variable interest rate and of consequently paying more than it is receiving. Alternatively, in the event that a Portfolio Fund is paying a floating amount, the Portfolio Fund will be exposed to the risks of an increase in the variable interest rate and of consequently paying more than it is receiving.

Variance and Correlation Swaps.  The Portfolio Funds may enter into variance or correlation swaps. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between a stated level of variance and the actual variance of an underlying asset or index. “Variance” for this purpose is often defined as the sum of the square of the returns on the reference asset or index over the length of the contract term (which in effect is a measure of the volatility of the asset or index). The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation of the underlying securities within a given index. “Correlation” is often defined as the weighted average of the correlations between the daily returns of each pair of securities within a given index. If two assets are closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

Futures Contracts and Options on Futures Contracts.  The Portfolio Funds may enter into futures contracts. A “sale” of a futures contract means the incurring of a contractual obligation to deliver the securities, commodities or other assets called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the incurring of a contractual obligation to acquire the assets called for by the contract at a specific price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery on an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. Options on futures contracts are rights to either buy or sell a particular futures contract during a specified period of time. If the price of the underlying futures contract does not become such that it would be advantageous to exercise an option during the life of such option, the option will expire valueless, resulting in a complete loss of the premium. However, the purchaser of an option may lose no more than the amount of the option premium.

In the futures markets, margin deposits are less than the notional value of the exposure represented by the futures contracts purchased or sold. In the forward, currency and certain other derivative markets, margin deposits may be even lower or may not be required at all. Such low margin deposits are indicative of the fact that any trading in these markets typically is accompanied by a high degree of leverage. Low margin deposits mean that a relatively small adverse price movement in a futures or forward contract may result in immediate and substantial losses to the investor. For example, if at the time of investment 10% of the price of a futures contract is deposited as margin, a 10% decrease in the price of the futures contract would, if the contract is then closed out, result in a total loss of the margin deposit before any deduction for the brokerage commission. Thus, like other leveraged investments, any purchase or sale of a futures, forward or other commodity contract may result in losses in excess of the amount invested.

In addition to the risks associated with trading in futures and options on futures that arise from the leverage and volatility associated with such investments, futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. This could prevent the Portfolio Fund Managers from promptly liquidating unfavorable positions and subject the Portfolio Funds to substantial losses. In addition, the Portfolio Fund Managers may not be able to execute futures contract trades at favorable prices if little trading in the contracts involved is taking place. It also is possible that an exchange or the Commodity Futures Trading Commission (“CFTC”) may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only.

Forward Contracts.  The Portfolio Funds may enter into forward contracts that are not traded on exchanges and are generally not regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with whom the Portfolio Funds may maintain accounts may require the Portfolio Funds to deposit margin with respect to such trading, although margin requirements are often minimal. The Portfolio Funds’ counterparties are not required to continue to make markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than that which the Portfolio Fund Managers would otherwise recommend, to the possible detriment of the Portfolio Funds.

Investments in Real Assets.  The Fund may make investments in Portfolio Funds, normally in the form of PFICs, that directly and indirectly invest in real assets. Real assets generally consist of real estate, natural resources and commodities, and infrastructure assets. Investments in real assets involve a substantial degree of risk, including significant financial, operating and competitive risks. Frequently, real estate and other real asset investments involve the use of substantial leverage (or borrowed money), which will increase the exposure of such assets to adverse macroeconomic conditions, such as a rise in interest rates or a downturn in the economy in which the asset is located, elevating the risk of loss. Also, real asset investments involve exposure to business cycles, local economic conditions and other factors that may not be present with other types of investments.

“Position limits” imposed by various regulators, particularly the CFTC, may limit the Portfolio Funds’ ability to effect desired trades in commodity derivatives. Position limits are the maximum amounts of gross, net long or net short positions that any one person or entity may own or control in a particular financial instrument. It is possible that different accounts managed by the Portfolio Fund Managers will be aggregated for purposes of determining position limits. If at any time positions managed by a Portfolio Fund Manager were to exceed applicable position limits, the Portfolio Fund Manager would be required to liquidate positions, which might include positions of a Portfolio Fund.

Small Capitalization, Recently Organized Companies and Initial Public Offerings.  From time to time, a portion of the Portfolio Funds’ assets may be exposed, long and short, to securities of small capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. The securities of small capitalization and recently organized companies pose greater investment risks because these companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies are often traded over-the-counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Consequently, the Portfolio Funds may be required to dispose of such securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of larger, more established companies.

The Portfolio Funds may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. Companies offering stock in IPOs may be small capitalization or recently organized companies and may therefore involve the risks discussed in the preceding paragraph. In addition, after securities are offered in an IPO, the prices at which such securities trade may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic or operational reasons.

Non-U.S. Investments.  The Portfolio Fund Managers may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain, sale proceeds or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Portfolio Funds’ investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. Further, certain non-U.S. economies are heavily dependent upon international trade and accordingly have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain non-U.S. countries may be based, predominantly, on only a few industries and may be vulnerable to changes in trade conditions and may have higher levels of debt or inflation. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States. There also may be less regulation, generally, of the securities markets in non-U.S. countries than there is in the United States. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

The Portfolio Fund Managers may trade futures, options and forward contracts on commodity exchanges and markets located outside the United States where CFTC regulations do not apply. In contrast to U.S. exchanges, some non-U.S. exchanges, are “principals’ markets” in which performance is the responsibility only of the individual member with whom the trader has entered into a commodity contract and not of an exchange or clearing corporation. In such a case, the Portfolio Funds are subject to the risk of the inability of, or refusal by, the counterparty to perform with respect to such contracts. In addition, the trading of forward contracts on certain non-U.S. commodity exchanges may be subject to price fluctuation limits. Non-U.S. futures transactions involve executing and clearing trades on a non-U.S. exchange. This is the case even if the non-U.S. exchange is formally “linked” to a United States exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No United States organization regulates the activities of a non-U.S. exchange, including the execution, delivery and clearing of transactions on such an exchange, and no United States regulator has the power to compel enforcement of the rules of the non-U.S. exchange or the laws of non-U.S. jurisdictions. Moreover, such laws or regulations will vary depending on the jurisdiction in which the transaction occurs. For these reasons, Portfolio Funds which trade on non-U.S. exchanges may not be afforded certain of the protections that apply to United States commodity futures transactions, including the right to use alternative dispute resolution procedures. In addition, funds received from Portfolio Funds to margin non-U.S. futures transactions may not be provided the same protections as funds received to margin futures transactions on United States exchanges.

Non-U.S. Currency Exchange.  Certain of the Portfolio Funds may engage in non-U.S. currency exchange rate transactions. Currency exchange rates have been volatile in the past. The combination of volatility and leverage gives rise to the possibility of large profit and large loss. In addition, there is counterparty risk because currency trading is done on a principal to principal basis.

Currency.  The Portfolio Funds may invest a portion of their assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Portfolio Funds, however, generally value their securities and other assets in U.S. dollars. To the extent unhedged, the value of a Portfolio Fund’s assets will fluctuate with U.S. dollar exchange rates as well as with the price changes of the Portfolio Fund’s investments in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Portfolio Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Portfolio Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on the

Portfolio Fund’s non-U.S. dollar securities. The Portfolio Funds also may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

Certain Portfolio Funds may receive a portion of their income and gains in currencies other than the U.S. dollar. A reduction in the value of these other currencies relative to the U.S. dollar prior to conversion into U.S. dollars, as applicable, would adversely affect the NAV of the Portfolio Fund and correspondingly the NAV of the Fund. Many Portfolio Funds may elect not to hedge currency risks.

Emerging Markets Risk.  Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries. In addition, the investment opportunities of the Portfolio Funds in certain emerging markets may be restricted by legal limits on foreign investment in local securities.

Emerging markets generally are not as efficient as markets in developed countries. Volume and liquidity levels in emerging markets are generally lower than in developed countries. When seeking to sell emerging market securities, little or no market may exist for the securities and transactions may need to be made on a neighboring exchange. In addition, issuers based in emerging markets generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to issuers based in developed countries, thereby potentially increasing the risk of fraud or other deceptive practices. Furthermore, due to quality and reliability concerns, official data published by the government or securities exchanges in emerging markets may not accurately reflect actual circumstances.

The issuers of some emerging market securities, such as banks and other financial institutions, may be subject to less stringent regulations than would be the case for issuers in developed countries and therefore potentially carry greater risk. Custodial expenses for a portfolio of emerging market securities generally are higher than for a portfolio of securities of issuers based in developed countries.

Repurchase Agreements.  Repurchase agreements are transactions in which a purchaser purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Normally, custody of the underlying obligations prior to their repurchase is maintained by the purchaser, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the purchaser and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the purchaser may suffer delays, costs and possible losses in connection with the disposition of collateral.

Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities held by a person subject to the person’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest.

A reverse repurchase agreement has the same economic effect as borrowing money and therefore gives rise to leverage risk. Reverse repurchase agreements also involve the risk that the buyer of the securities sold might be unable to deliver them when the selling investor seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the seller’s obligation to repurchase the securities, and the seller’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Investments in Undervalued Securities.  The Portfolio Funds may make certain investments in securities that the Portfolio Fund Managers believe to be undervalued; however, there are no assurances that the securities purchased will in fact be undervalued. In addition, the Portfolio Funds may be required to hold such securities for a substantial period of time before realizing their anticipated value and such securities may never appreciate to the level anticipated by the Portfolio Fund Managers. During this period, a portion of a Portfolio Fund’s funds would be committed to the securities purchased, thus possibly preventing the Portfolio Fund from investing in other opportunities. Further, a Portfolio Fund may finance those purchases with borrowed funds and thus have to pay interest on the funds during the waiting period, possibly without realizing any return on the investment.

Quantitative Investment Risk.  Portfolio Fund Managers will typically use quantitative investment models to varying degrees in making investment decisions. The success of a Portfolio Fund Manager’s quantitative investment models is heavily dependent on the mathematical models used by the Portfolio Fund Manager. A Portfolio Fund Manager may select models that are not well suited to prevailing market conditions. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual events specific to particular corporations, or major events external to the operations of markets, cause extreme market moves that are inconsistent with the historical correlation and volatility structure of the market. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Finally, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

Certain Risks Related to Portfolio Fund Operations

Gates, Suspensions and Redemption Fees.  Under the terms of the governing documents of the Portfolio Funds, the ability of the Fund to withdraw any amount invested therein may be subject to certain restrictions and conditions, including restrictions on withdrawals for an initial period, restrictions on the amount of withdrawals and the frequency with which withdrawals can be made and investment minimums which must be maintained. Additionally, the Portfolio Funds typically reserve the right to reduce (“gate”) or suspend withdrawals and to satisfy withdrawals by making distributions in-kind, under certain circumstances. There will normally be no secondary market for trading Portfolio Fund shares.

Events in the world financial markets may materially adversely affect the Portfolio Funds, potentially limiting the Fund’s ability to fully exercise its withdrawal rights with regard to Portfolio Funds due to “gates,” suspensions and distributions in kind. Additionally, in some cases, Portfolio Fund Managers may also suspend the determination of the NAV of all or a portion of their portfolios. The absence of such valuations will make it more difficult for the Fund to accurately value its portfolio.

Multiple Levels of Compensation, Fees and Other Expenses.  Both the Fund and the Portfolio Funds impose investment management fees or other forms of compensation. In addition to the fees and expenses of the Fund, shareholders will indirectly bear the Fund’s proportionate share of the asset-based and performance-based fees and other expenses of the Portfolio Funds. The asset-based fees of the Portfolio Funds generally are expected to range from 1% to 3%, and the performance-based fees of the Portfolio Funds generally are expected to range from 10% to 30% of net capital appreciation.

Performance-based compensation arrangements give rise to certain conflicts of interest, including the incentive for Portfolio Fund Managers to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of the Portfolio Fund’s assets, this performance-based compensation may be greater than if such compensation were based solely on realized gains. Portfolio Fund Managers generally receive incentive compensation based on the performance of their portfolios. Therefore, it is possible that certain Portfolio Fund Managers may receive incentive compensation, even though the Fund, as a whole, does not have net capital appreciation.

Capacity Limitations of External Managers.  Portfolio Fund Managers may place limitations on the amount of, or number of persons whose, money they will manage. In addition, new rules and regulations may result in additional limitations or restrictions being placed by Portfolio Fund Managers on the types of investors or assets that a Portfolio Fund may accept. These restrictions or limitations could prevent the Investment Manager from allocating Fund assets to certain Portfolio Fund Managers and Portfolio

Funds with which the Investment Manager would otherwise choose to invest. Furthermore, to the extent consistent with the Investment Manager’s allocation procedures and applicable law, the Investment Manager has discretion in making allocation decisions among Portfolio Funds, particularly when capacity is constrained. For example, allocations may be implemented to avoid small allocations or to increase existing below-target allocations before building new positions, resulting in the Fund receiving a reduced allocation, or no allocation, to particular Portfolio Funds. If the Investment Manager’s ability to make allocations to a Portfolio Fund Manager or Portfolio Fund is limited or restricted, the Fund’s investment objective, and thus its returns, could be negatively affected.

Reliance on Key Individuals.  The success of a particular Portfolio Fund is dependent on the expertise of its Portfolio Fund Manager. Certain Portfolio Fund Managers may have only one or a limited number of key individuals responsible for managing Portfolio Funds. The loss of one or more key individuals from a Portfolio Fund Manager could have a materially adverse effect on the performance of a Portfolio Fund, which could adversely affect the performance of the Fund.

Risk Management Activities.  The Investment Manager attempts to measure and monitor risks of the Portfolio Funds. The amount and quality of the Investment Manager’s risk due diligence, measurement and monitoring depends on its access, if any, to information regarding the Portfolio Funds’ investments and the risk management systems of the Portfolio Fund Managers. This information will not typically be publicly available and there is no assurance that the Portfolio Fund Managers will give the Investment Manager access to this data. When this information is unavailable, estimates of risk will be made. Efforts to measure and reduce risk may not be successful.

Use of Multiple Portfolio Fund Managers.  Portfolio Fund Managers have varying levels of skills and experience and their principals may employ trading methods, policies and strategies that differ from those of other Portfolio Fund Managers. No assurance can be given that the collective performance of the Portfolio Fund Managers will result in profitable returns or avoid losses for the Fund as a whole. Positive performance achieved by one or more Portfolio Fund Managers may be neutralized by negative performance experienced by other Portfolio Fund Managers.

New Portfolio Fund Managers.  The Fund may invest in Portfolio Funds that are managed by investment managers that have not managed Portfolio Funds for a substantial period of time (“New Managers”). The previous experience of New Managers is typically in trading proprietary accounts of financial institutions or managing unhedged accounts of institutional money managers or other investment firms. Because New Managers may not have direct experience managing Portfolio Funds, and there is generally less information available on which the Investment Manager can base an opinion of such New Managers’ investment and management expertise, investments with New Managers may be subject to greater risk and uncertainty than investments with more experienced Portfolio Fund Managers.

As Portfolio Funds that are managed by New Managers generally will be in an early stage of formation or operation, this can pose a number of operational and other issues. For example, in its early stages the New Manager may lack adequate business acumen to operate its business or have little capital available to cover expenses and, accordingly, may have difficulty attracting qualified personnel. New Managers may face competition from other investment funds, which may be more established, have a larger number of qualified management and technical personnel and benefit from a larger capital base.

Absence of Regulation Concerning Portfolio Fund Managers and Portfolio Funds.  It is generally expected that the Portfolio Funds will not be registered as investment companies under the Investment Company Act, and will not be subject to the protections provided by the Investment Company Act, such as requirements for independent board members, restrictions on transactions with affiliates, and limitations of fund borrowings and leverage. Certain Portfolio Fund Managers may not be required to register as investment advisers under the Advisers Act. Also, Portfolio Fund Managers that operate outside of the United States may be registered, but not subject to a comprehensive or effective regulatory scheme. As a result, Portfolio Fund Managers may or may not be subject to a wide range of laws and regulatory oversight and the protections available to the Fund as an investor in Portfolio Funds will correspondingly vary. Similarly, certain investments in funds and accounts formed and operated outside the United States may not be subject to comprehensive government regulation. The Portfolio Fund Managers may not be covered by insurance or by fidelity bonding. Moreover, the Fund generally will have no control over the selection of the custodians of the assets of such Portfolio Funds, which also may be subject to a varied degree of government supervision or regulation.

Ownership of Underlying Investments.  When deciding whether to invest or continue investing in a Portfolio Fund, the Investment Manager does not independently verify the ownership status of the assets of the Portfolio Fund. Instead, the Investment Manager relies on statements and other financial information provided to it by the Portfolio Fund or its service providers. In the event that a Portfolio Fund does not own, or there is a defect in the ownership of, the underlying investments, this could result in significant losses for the Fund.

Offsetting Positions and Duplicate Transaction Costs.  The Portfolio Fund Managers generally invest wholly independently of each other and may, at times, hold economically offsetting positions. To the extent that the Portfolio Funds do, in fact, hold offsetting positions, the Fund will incur the expenses of investing in the Portfolio Funds without realizing any net investment benefit.

Third-Party Use of Publicly Available Information or Similar Trading Strategies.  Certain positions and the prices and terms of certain transactions undertaken by Portfolio Fund Managers may be required to be made publicly available. Because trades made by Portfolio Fund Managers may be based (in whole or in part) upon quantitative trading methods or other proprietary information, there is a risk that market participants may seek to reverse engineer the trading strategies implemented by those Portfolio Fund Managers using data required to be made publicly available. The use of similar trading strategies by other persons may have a material adverse effect on the assets managed by the Portfolio Fund Managers, and, consequently, the Fund.

Disposition of Portfolio Funds.  If the Fund wishes to transfer Portfolio Fund shares to a third party, the Fund may be required to make representations about the business and financial affairs of the relevant investment typical of those made in connection with the sale of any security or business. The Fund may also be required to indemnify the purchasers of such investment to the extent that any such representation turns out to be inaccurate. These arrangements may result in contingent liabilities, which ultimately may have to be funded by the Fund.

Indemnification, Withdrawal Adjustments, Clawbacks and Other Potential Legal Obligations with Respect to Proceeds Received from Portfolio Funds.  Subsequent to its withdrawal from a Portfolio Fund, the Fund may have indemnification or reimbursement obligations to a Portfolio Fund that survive beyond its withdrawal and exceed any unpaid holdback that relate to the period during which the Fund was invested in the Portfolio Fund (or with respect to a partial withdrawal, that portion that has been withdrawn). In such circumstances, the Fund may be required by the Investment Company Act to segregate liquid assets to cover this open obligation. A reimbursement obligation could arise or be asserted, or an agreement or compromise reached, for example, based on the terms of the governing documents of the Portfolio Fund, applicable law, litigation or other less formal dispute resolution processes (each, a “Reimbursement Claim”). The Fund also may be subject to a Reimbursement Claim if the governing documents of a Portfolio Fund require that the Fund be subject to a “clawback” in the event of an overpayment of withdrawal proceeds or as a result of bankruptcy proceedings involving a Portfolio Fund.

It is likely that the legal, contractual and other authority relevant to any Reimbursement Claim will be uncertain and require the Fund, together with legal counsel, to evaluate any Reimbursement Claim and determine a course of action in a manner it considers in the best interests of the Fund. Such an evaluation may be time consuming and expensive for the Fund and the Investment Manager.

In-Kind Redemptions.  Portfolio Funds may permit or require that redemptions of interests be made in kind. Upon its redemption of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In such a case, the Investment Manager would seek to cause the Fund to dispose of these securities in a manner that is in the Fund’s best interests.

Certain Regulatory, Legal and Operational Risks

Business and Regulatory Risks of Hedge Funds.  The financial services industry generally, and the activities of hedge funds and their managers in particular, have been subject to intense and increasing regulatory scrutiny. Such scrutiny may increase the Fund’s and the Portfolio Funds’ exposure to potential liabilities and to legal, compliance and other related costs. Increased regulatory oversight may also impose additional administrative requirements on the Portfolio Fund Managers, including, without limitation, responding to examinations and investigations, implementing new policies and procedures and complying with recordkeeping and reporting obligations. Such requirements may divert the Portfolio Fund Managers’ time, attention and resources from portfolio management activities.

The passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires extensive rulemaking and regulatory changes that will affect private fund managers, the funds that they manage and the financial industry as a whole. In particular, under the Dodd-Frank Act, the SEC is expected to mandate new recordkeeping and reporting requirements for investment advisers to hedge funds, which will add costs to the legal, operations and compliance obligations of the Portfolio Funds and the Portfolio Fund Managers and may increase the amount of time that Portfolio Fund Managers spend on non-investment-related activities. The Dodd-Frank Act will affect a broad range of market participants with which the Fund and the Portfolio Funds interact or may interact, including banks, non-bank financial institutions, rating agencies, insurance companies and broker-dealers. Regulatory changes that will affect other market participants are likely to change the way in which the Fund and the Portfolio Fund Managers may conduct business with their counterparties. Parts of the Dodd-Frank Act, such as the “Volcker Rule” (which seeks to limit the proprietary investment activities of banks) may change the landscape of the financial industry. Until the implementation of such regulatory changes, it is difficult to anticipate the impact on the Fund, the Portfolio Funds and the Portfolio Fund Managers. It may take years for the impact of the Dodd-Frank Act on the financial industry as a whole to be fully known and understood, and therefore, the continued uncertainty may make markets more volatile, and it may be more difficult to execute the investment strategy of the Fund.

It is unclear what steps Portfolio Fund Managers may take in response to new rules and regulations. The Fund, the Investment Manager, or any Portfolio Fund or Portfolio Fund Manager may in the future be subject to regulatory review or discipline. In addition, it is likely that changes in legislation, rules and regulations applicable to the Investment Manager, the Portfolio Fund Managers, the Portfolio Funds and/or their underlying investments will have consequences for each of them, some of which may be materially adverse.

This prospectus cannot address, and does not purport to address or anticipate, every possible current or future regulation that may affect the Fund, the Investment Manager, the Portfolio Funds, the Portfolio Fund Managers or their respective businesses. Such regulations may have a significant impact on the Fund and the Portfolio Funds, including, without limitation, restricting the types of investments the Portfolio Funds may make, preventing the Portfolio Funds from exercising their voting rights with regard to certain financial instruments, requiring the Fund or the Portfolio Funds to disclose the identity of their investors or otherwise. Prospective investors are encouraged to consult their own advisors regarding an investment in the Fund.

Limited Operating History.  The Fund is newly organized and has no operating history upon which prospective investors can evaluate the performance of the Fund. There can be no assurance that the Fund will achieve its investment objective. The past investment performance of other accounts managed by the Investment Manager and its affiliates should not be construed as an indication of the future results of an investment in the Fund.

Dependence on the Investment Manager and Portfolio Fund Managers.  The Investment Manager invests the assets of the Fund primarily by allocating Fund assets to the Portfolio Fund Managers. The success of the Fund depends upon the ability of the Investment Manager and the Portfolio Fund Managers to develop and implement investment strategies that achieve the Fund’s allocation goals and the Portfolio Funds’ investment objectives. Subjective decisions made by the Investment Manager (e.g., with respect to asset allocation) and/or the Portfolio Fund Managers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized.

The success of the Fund’s investment program depends primarily on the trading and investing skills of the Portfolio Fund Managers rather than on the trading and investing skills of the Investment Manager itself. To the extent that the Investment Manager is unable to select, manage, allocate appropriate levels of capital to, and invest with Portfolio Fund Managers that, in the aggregate, are able to produce consistently positive returns for the Fund and provide the necessary liquidity and transparency, or to the extent that the Investment Manager does not adequately monitor Portfolio Fund Managers, the performance of the Fund may be impaired.

Review and Oversight of Portfolio Funds.  Because of the nature of Portfolio Funds, it is expected that the Investment Manager generally will have limited ability to (i) monitor Portfolio Fund investments, (ii) obtain full and current information regularly and (iii) exercise control rights over such investments. Although the Investment Manager attempts to monitor the performance of all of the Fund’s investments, the Investment Manager may not have sufficient information to be able to confirm or review the accuracy of valuations provided by Portfolio Funds in which the Fund invests.

The Investment Manager must ultimately rely on (i) a Portfolio Fund Manager to operate in accordance with the investment guidelines governing the Portfolio Fund; (ii) the accuracy of the information provided to the Investment Manager by a Portfolio Fund Manager or other service providers of the Portfolio Fund; and (iii) any available public or reported information relating to the Portfolio Fund. A failure of a Portfolio Fund Manager of the Portfolio Fund to operate within such guidelines or to provide accurate information with respect to the Portfolio Fund could subject the Fund to losses. Moreover, many of the strategies implemented by the Portfolio Funds rely on the financial information made available by the issuers in which the Portfolio Funds invest. The Investment Manager relies on the Portfolio Fund Managers to evaluate information disseminated by the issuers in which the Portfolio Funds invest and is dependent upon the integrity of both the management of these issuers and the financial reporting process in general. Past events have demonstrated that investors such as the Fund can incur material losses as a result of corporate mismanagement, fraud and accounting or other irregularities.

The Investment Manager has broad and flexible authority to invest in Portfolio Funds, and Portfolio Fund Managers in turn typically have broad and flexible authority to invest in whatever securities and other instruments that the Portfolio Fund Managers believe will help the Portfolio Funds achieve their respective investment objectives. Additionally, Portfolio Fund Managers generally have broad latitude with respect to the degree or risk that may be undertaken by the Portfolio Funds. While the Investment Manager conducts a robust investment allocation process that focuses on selecting Portfolio Funds with well-defined investment objectives, risk parameters and investment guidelines, the flexibility on the part of Portfolio Funds and the fact that the Investment Manager relies primarily on information provided by Portfolio Fund Managers in assessing Portfolio Fund Strategies means that the Fund is subject to the possibility that Portfolio Funds in which it invests are not managed in the manner that the Investment Manager anticipated. In particular, there is the risk of “style drift” by the Portfolio Funds, which is the risk that a Portfolio Fund Manager may deviate from his or her stated or expected investment strategy. Style drift can occur abruptly if a Portfolio Fund Manager believes it has identified an investment opportunity for higher returns from a different approach or it can occur gradually, such as if, for instance, a “value” oriented Portfolio Fund Manager gradually increases a Portfolio Fund’s investments in “growth” stocks. Style drift can also occur if a Portfolio Fund Manager focuses on factors it had deemed immaterial in its offering documents or as a result of subjective judgment as to how to categorize investments. Additionally, style drift may result in a Portfolio Fund Manager pursuing investment opportunities in an area in which it has a competitive disadvantage or that is outside the Portfolio Fund Manager’s area of expertise (e.g., a large-cap manager focusing on small-cap investment opportunities). Moreover, style drift may cause the Fund to be exposed to particular markets or strategies to a greater extent than was anticipated by the Investment Manager when it allocated assets to a Portfolio Fund and which may result in the Fund being exposed to overlapping investment strategies among various Portfolio Funds. In addition, style drift may affect the categorization of a Portfolio Fund as relating to a particular discipline, and, as a result, may affect the Investment Manager’s attempts to monitor the Fund’s investment guidelines.

The Fund’s portfolio may include Portfolio Funds with niche investment strategies such as trade claims, equipment leases and aviation and aviation-linked transactions and securities. There may be particular difficulties in selecting and monitoring these types of Portfolio Funds. It may be more difficult for the Investment Manager to evaluate the risks associated with investing in such Portfolio Funds. In addition, because of the limited number of Portfolio Fund Managers that typically specialize in a particular niche investment strategy, the Fund may be limited with respect to the Portfolio Funds in which it may choose to invest.

While each Portfolio Fund Manager may have a performance record reflecting its prior experience that the Investment Manager can use to help evaluate Portfolio Fund Managers, historical performance may have very limited value in predicting future performance. The Fund is subject to the risk that the Investment Manager will place too much emphasis on past performance when selecting Portfolio Fund Managers.

Information Technology Systems.  The Fund is dependent on the Investment Manager and the Portfolio Fund Managers for investment management, operational and financial advisory services. The Fund is also dependent on the Investment Manager for certain other services such as back-office functions. The Investment Manager and the Portfolio Fund Managers depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and attempt to control risks for the Fund and the Portfolio Funds. Information technology systems are also used to trade in the underlying investments of the Portfolio Funds. In addition, certain of the Investment Manager’s and the Portfolio Fund Managers’ operations may interface with or depend on systems operated by third parties, including prime brokers, securities exchanges and other types of trading systems, market counterparties, custodians and other service providers. The Investment Manager and the Portfolio Fund Managers may not be in a position to verify the risks or reliability of such third party systems.

It is possible that a defect, failure or interruption of these information technology systems including, without limitation, those caused by computer “worms,” viruses and power failures could materially limit the Investment Manager’s or a Portfolio Fund Manager’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk controls. Any such information technology-related difficulty could harm the performance of the Fund. For example, such failures could cause the settlement of trades to fail, lead to inaccurate accounting, recording or processing of trades, and cause inaccurate reports, which may affect the Investment Manager’s or the Portfolio Fund Managers’ ability to monitor the Fund’s or the Portfolio Funds’ investment portfolios and risks.

Allocation Risk.  The Investment Manager has the discretion to allocate Fund assets among various Portfolio Fund Strategies. There is no assurance that the Investment Manager’s decisions in this regard will result in the desired effects. In addition, the Fund may be limited in its ability to make changes to its investment allocations due to the subscription and redemption provisions of the Portfolio Funds, including notice periods, limited subscription and redemption dates, the ability of the Portfolio Funds to suspend and postpone redemptions, and lockups on redemptions imposed by certain Portfolio Funds. Moreover, investment allocations among the Portfolio Funds will be made by the Investment Manager based on information previously provided by the Portfolio Funds. If such information is inaccurate or incomplete, it is possible that the allocation of Fund assets to the Portfolio Funds may not reflect the Investment Manager’s investment intentions. This could have a material adverse effect on the ability of the Investment Manager to implement investment strategies of the Fund.

The Investment Manager may seek to reduce the risks of investing in Portfolio Funds by spreading the investments of the Fund among a variety of different Portfolio Fund Managers using investment strategies with returns that are not expected to be highly correlated, or are expected to be negatively correlated, with one another. If such an approach is effective, the profits from one Portfolio Fund investment may offset the losses from another, thereby reducing the Fund’s overall volatility. However, it is possible that the performance of the Portfolio Funds may actually be closely correlated in some market conditions, resulting (if those returns are negative) in significant losses to the Fund.

Concentration of Fund Portfolio.  The Fund may invest a relatively high percentage of its assets in a limited number of Portfolio Funds. In addition, the Fund may concentrate its assets in Portfolio Funds focusing their investments in a specific industry or economic sector. Consequently, the aggregate return of the Fund may be materially affected by the performance of a single Portfolio Fund, a particular Portfolio Fund Strategy, or a particularly industry or sector. To the extent the Fund’s investments are concentrated, it will be subject to a greater risk of loss than if they were not so concentrated.

Limitations on Investments Due to Regulatory Considerations.  The Fund is registered as an investment company under the Investment Company Act. Due to its status as a registered investment company under the Investment Company Act, the Fund may be limited in its ability to, among other things, transact with affiliates, use leverage in its investments, make investments in other investment companies, and purchase securities of brokers, underwriters or other securities-related issuers. Moreover, the Fund intends to be treated as a RIC under Subchapter M of the Code. In seeking to maintain a RIC classification, the Fund intends to invest primarily in Portfolio Funds organized outside of the United States that will be treated as PFICs for federal income tax purposes. As a result of restricting its investments in Portfolio Funds primarily to PFICs, the Fund may be limited as to the Portfolio Funds in which it may invest.

Tax Risks.  The Fund intends to be treated as a RIC under Subchapter M of the Code. As long as the Fund qualifies as a RIC, it will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders. In order to qualify as a RIC, however, the Fund will be subject to certain limitations on making investments that do not apply to unregulated pools of assets such as certain hedge funds and private equity funds. Satisfaction of the various tests and recordkeeping requirements that must be met to elect and maintain the Fund’s tax status as a RIC under Subchapter M of the Code, including the qualifying income test, the asset diversification test and the minimum distribution requirements, requires significant support and information from the underlying Portfolio Funds, and such support and information may not be available, timely, complete, verifiable or sufficient. The Investment Manager will attempt to obtain such support and information, but may not always be able to do so and, in addition, will be reliant on information supplied by parties it does not control. In addition, as a related matter, the Fund is required to make certain “excise tax” distributions annually based on income and gain information that must be obtained from the Portfolio Funds. The Fund will attempt to make such distributions as are necessary in order to avoid the application of this nondeductible federal excise tax, although there is no guarantee that it will in fact avoid the application of such tax. The risks of not receiving accurate or timely information from the Portfolio Funds include failing to satisfy the tests to qualify as a RIC under Subchapter M of the Code and incurring the excise tax on undistributed income, which may significantly and negatively impact shareholder returns. The Fund may choose to invest in Portfolio Funds organized using investment structures that are otherwise disadvantageous from an investment perspective because of the Subchapter M RIC qualification tests or the excise tax on undistributed income. In addition, the Fund may choose to limit or reduce investments in Portfolio Funds that would be otherwise desirable from an investment perspective because of the Subchapter M RIC qualification tests or the excise tax on undistributed income. If the Fund fails to qualify as a RIC, the Fund will be subject to nondeductible federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a RIC and were to become subject to federal income tax or were to become subject to the excise tax on undistributed income, shareholders of the Fund would be subject to the risk of diminished returns.

In addition, certain Fund and Portfolio Fund investments, including investments in PFICs, may cause the Fund to realize annually substantial amounts of non-cash income, which the Fund would then be required to distribute. The Fund may elect to recognize any unrealized appreciation in one or more of its PFIC investments as current taxable income. All or a substantial portion of the Portfolio Funds and other Fund investments may be PFICs. Such distribution requirements may cause the Fund to sell or transfer its assets including Portfolio Funds or to redeem from its portfolio potentially at disadvantageous times or subject to redemption fees or other penalties for redemptions, and cause the Fund to borrow and incur borrowing and interest expenses, which may significantly and negatively impact shareholder returns. The Fund may be required to recognize gain realized on the disposition of a PFIC investment as ordinary income, and not as capital gain, even if the PFIC investment were held by the Fund for more than one year. Because a Portfolio Fund may have minimum notice periods or other prohibitions or restrictions on transfers or redemptions or because the Fund may be unable to borrow sufficiently or on a timely basis, meeting the excise tax distribution requirements or the minimum distribution requirements for RIC qualification may not be satisfied in any given year, which may significantly and negatively impact shareholder returns. The Fund’s Board of Trustees would consider what actions it may take in the event that the Fund fails to qualify as a RIC.

In order to avoid a United States withholding tax of 30% on certain payments made after December 31, 2013 (including payments of gross proceeds made after December 31, 2014) with respect to certain United States investments, certain non-U.S. Portfolio Funds will be required to enter into an agreement with the United States Internal Revenue Service identifying certain direct and indirect U.S. account holders or equity holders. See “U.S. Federal Income Tax Considerations.”

Investments in Non-Voting Stock.  To avoid potential adverse regulatory consequences, the Fund may need to hold its interest in a Portfolio Fund in non-voting form or limit its voting rights to a certain percentage. The Fund generally does not intend to own 5% or more of the voting securities of any Portfolio Fund. This limitation on voting rights is intended to ensure that a Portfolio Fund is not deemed an “affiliated person” of the Fund for purposes of the Investment Company Act, which may potentially impose limits on transactions with the Portfolio Funds both by the Fund and other clients of the Investment Manager. There are, however, other statutory tests of affiliation (such as on the basis of control), and a Portfolio Fund may be deemed an “affiliated person” of the Fund notwithstanding these limitations. If this were the case, transactions between the Fund and a Portfolio Fund could potentially be subject to the prohibitions of the Investment Company Act if an appropriate exemption were not available.

In order to comply with this 5% limitation, the Fund may, at the time of investment, elect to invest in a class of a Portfolio Fund’s non-voting securities (if such a class is available) or may contractually waive all voting rights associated with the investment or those that would exceed the 5% limitation. Waivers of voting rights typically will be effected by means of a written waiver letter with the relevant Portfolio Fund pursuant to which the Fund automatically (and in most cases irrevocably) waives any voting rights it may hold subject to certain requirements. Other investment funds or accounts managed by the Investment Manager also may waive voting rights in a particular Portfolio Fund. Determinations of whether the Fund will waive its voting rights are made by the Investment Manager as part of the investment process. The Investment Manager will notify the Board of Trustees of the Fund on a quarterly basis of the waiver of any voting rights for the Fund. When deciding to waive voting rights, the Investment Manager considers only the interests of the Fund and not the interests of the Investment Manager or those of its other clients. The Fund has not established specific written procedures relating to this process.

As a general matter, unlike public corporations or registered investment companies, the Portfolio Funds in which the Fund will invest provide their shareholders with an ability to vote only under limited circumstances (if at all). The Fund’s practices regarding investment in non-voting securities of Portfolio Funds or waivers of its voting rights are, therefore, not expected to adversely affect the Fund’s operations or its rights as an investor in a Portfolio Fund. It is possible, however, that the Fund could be precluded from participating in a vote on a particular issue, including an issue that may have a material adverse consequence to the Fund. The Investment Manager considers this risk minimal relative to the increased flexibility potentially available to the Fund and its shareholders from investing in non-voting securities.

Custody Risks of Investments in Portfolio Funds.  The Portfolio Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange or segregate these assets, as generally required of registered investment companies under SEC rules. It is anticipated that the Portfolio Funds in which the Fund invests generally will maintain custody of their assets with brokerage firms that do not separately segregate such customer assets as would be required for registered investment companies. It is possible that the bankruptcy of any such brokerage firm could have a greater adverse effect on the Portfolio Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies.

There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that the Portfolio Funds will be protected. In this regard, there is also a risk that a Portfolio Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use.

Ability to Invest Directly.  An investor in the Fund meeting the eligibility conditions imposed by the Portfolio Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, may be able to invest directly in the Portfolio Funds. By investing in the Portfolio Funds indirectly through the Fund, an investor bears a portion of the Fund’s management fee and other expenses of the Fund, and also indirectly bears a portion of the asset-based fees, performance compensation and other expenses borne by the Fund as an investor in the Portfolio Funds.

Valuation Calculation Risk.  The Fund values its investments in Portfolio Funds at fair value in accordance with procedures established by the Board of Trustees. The valuations reported by the Portfolio Fund Managers of the Portfolio Funds, upon which the Fund calculates its month-end NAV and NAV per share, may be subject to later adjustment, based on information reasonably available at that time. The Fund will accept subscriptions, pay redemption proceeds and also calculate management fees on the basis of net asset valuations determined using the best information available as of the valuation date. In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Fund has determined a NAV, the Fund generally will not make any retroactive adjustment to its NAV, or to any amounts paid based on that NAV determination, to reflect a revised valuation. This may have the effect of diluting or increasing the economic interest of other shareholders. These adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by shareholders who had their shares repurchased prior to the adjustments and received their repurchase proceeds. As a result, to the extent that subsequently adjusted valuations from the Portfolio Fund Managers or revisions to NAV of a Portfolio Fund reduce the Fund’s NAV, the outstanding shares of the Fund will be adversely affected by prior repurchases to the benefit of shareholders who had their shares repurchased at a NAV per share higher than the adjusted amount. Conversely, any increases in the NAV per share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding shares and to the detriment of shareholders who previously had their shares repurchased at a NAV per share lower than the adjusted amount.

Investor Suitability Risk.  An investment in the Fund is not suitable for all investors. Prospective investors in the Fund should review carefully the discussion of risks in this prospectus for specific risks associated with the Fund and the Portfolio Fund Managers’ styles of investing. The Fund is not intended to be a complete investment program. An investment in the Fund should be made only by investors who understand the nature of the investment and do not require more than limited liquidity in this investment. An investor could sustain a loss of a portion or all of their investment in the Fund.

In-Kind Distributions.  The Fund anticipates that all distributions to shareholders will be made in cash. A Fund may, in certain circumstances and subject to applicable law, pay distributions proceeds in kind. In-kind distributions may be in any form determined by the Investment Manager to be equitable under the circumstances, including, without limitation, the distribution of Portfolio Fund interests or the distribution of interests in a special purpose vehicle established for the purpose of liquidating the specific investments. The costs and expenses attributable to such method will be allocated among shareholders as determined by the Board of Trustees.

Effect of Additional Subscriptions.  The Fund will accept additional subscriptions for its shares, and such subscriptions will dilute the interest of existing shareholders, which could have an adverse impact on shareholders.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. Subject to applicable law, the Board of Trustees may authorize the Fund to repurchase the shares held by a shareholder or other person acquiring shares from or through a shareholder if, among other situations:

•	the shares have been transferred in violation of the Fund’s policies;

•

ownership of the shares by a shareholder or other person likely will cause the Fund to be in violation of, or subject the Fund to new or additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•

continued ownership of the shares by the shareholder or other person may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences; or

•	any of the representations and warranties made by the shareholder or other person in connection with the acquisition of the shares was not true when made or has ceased to be true.

An effect of these provisions may be to deprive an investor of an opportunity for a return even though other investors might enjoy such a return.

Lending of Portfolio Securities.  To the extent the Fund invests directly in securities other than interests in Portfolio Funds, the Fund’s Board of Trustees may, in its discretion, authorize the Fund to lend its portfolio securities to broker-dealers or institutional investors that the Investment Manager deems qualified. Lending securities enables the lender to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the lender’s portfolio securities generally must maintain acceptable collateral in an amount, marked-to-market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral normally is limited to cash, U.S. Government securities and irrevocable letters of credit. The lender may reinvest cash collateral in money market instruments or other cash and cash-equivalents, including other investment companies that invest in these types of securities. The Fund also may reinvest cash collateral in private investment vehicles similar to money market funds. The investment of cash collateral involves investment risk. In the case of the Fund, in determining whether to lend securities to a particular broker-dealer or institutional investor, the Investment Manager will consider, and during the period of the loan, will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered by the Investment Manager to be in the Fund’s interest.

Other Risks

Availability of Investment Opportunities.  The business of identifying and structuring investments of the types contemplated by the Fund is specialized, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Similarly, identification of attractive investment opportunities by Portfolio Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by a Portfolio Fund Manager, a Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

Increased Competition in Non-Traditional Asset Investments.  In recent years, there has been a marked increase in the number of, and flow of capital into, investment vehicles established in order to implement nontraditional asset investment strategies, including the strategies to be implemented by the Fund and the Portfolio Funds. While the precise effect cannot be determined, such increase may result in greater competition for investment opportunities, or may result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions. Prospective investors should understand that the Fund may compete with other investment vehicles (including the Investment Manager’s proprietary or private funds and accounts), as well as investment and commercial banking firms, which may have substantially greater resources, in terms of financial resources and research staffs, than may be available to the Fund.

Limits of Risk Disclosures

The above discussions of the various risks associated with the Portfolio Funds, the Fund and the shares are not, and are not intended to be, a complete explanation of the risks involved in an investment in the Fund. Those discussions do, however, summarize the principal risks that should be considered before investing. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest. In addition, as the investment program of the Fund may change over time, an investment in the Fund may be subject to risk factors not described in this prospectus.

INVESTMENT RESTRICTIONS

The Fund’s investment objective is a non-fundamental policy, meaning it can be changed by the Board of Trustees of the Fund without the vote of shareholders. The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

In applying the investment restrictions and other policies described in this prospectus, other than for certain tax compliance monitoring, the Fund will not “look through” to the investments and trading activity of the Portfolio Funds. In addition, if a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated in this prospectus, will not constitute a deviation from the restriction or policy.

As a matter of fundamental policy, subject to (i) the Investment Company Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction (collectively, “Investment Company Act Provisions, Interpretations and Exemptions”), the Fund:

1.	May not make investments for the purpose of exercising control or management; provided that the Fund’s investment in Portfolio Funds employing an investment strategy that seeks to result in the control of an issuer will not be considered making an investment for the purpose of exercising control or management.

2.	May not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or interests therein or in the securities of companies (including Portfolio Funds) that deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts and real estate operating companies.

3.	May not purchase and sell commodities except to the extent permitted by applicable Investment Company Act Provisions, Interpretations and Exemptions.

4.	May not issue any senior security (as that term is defined in the Investment Company Act) or borrow money, except to the extent permitted by applicable Investment Company Act Provisions, Interpretations and Exemptions . For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security.

5.	May not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

6.	May not make loans except to the extent permitted by applicable Investment Company Act Provisions, Interpretations and Exemptions.

7.	May not concentrate investments in an industry, as concentration may be defined by applicable Investment Company Act Provisions, Interpretations and Exemptions; provided that this policy does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to municipal securities. For purposes of this restriction, the Fund’s investments in Portfolio Funds are not deemed to be investments in an industry.

TRUSTEES AND OFFICERS

The Fund’s Board of Trustees (the “Board” or “Trustees”) has overall responsibility for monitoring and overseeing the investment program of the Fund and its management and operations. The Board of Trustees will monitor and oversee the business affairs of the Fund. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of an investment company registered under the Investment Company Act organized as a corporation and has complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s business. The Trustees who are not “interested persons” within the meaning of the Investment Company Act (the “Independent Trustees”) have retained independent legal counsel to assist them in connection with their duties.

Biographical Information

Certain biographical and other information relating to Trustees of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served as a Trustee, the total number of portfolios overseen in the complex of funds advised by the Investment Manager and its affiliates (“AB Advised Funds”) and any public Director/Trusteeships.

Biographical Information of the Trustees of the Fund

Name, Age and Address(1)	Position(s)(2) Held with the Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of AB Advised Funds and Portfolios Overseen	Public Directorships
Independent Trustees

[TBD]	Trustee	Since 2012
Interested Trustees

[TBD]	Trustee	Since 2012

(1)	[The address of each of the Fund’s Independent Trustees is c/o AllianceBernstein L.P., Attn: Emilie Wrapp, 1345 Avenue of the Americas, New York, NY 10105.]

(2)	Each of the Independent Trustees is a member of the Audit Committee and the Nominating Committee.

(3)	There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.

Biographical Information of the Executive Officers of the Fund

Name, Address(1) and Age of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
[TBD]	President	Since 2012
[TBD]	Treasurer	Since 2012
[TBD]	Vice President	Since 2012
[TBD]	Secretary	Since 2012
[TBD]	[Chief Legal Officer]	Since 2012
[TBD]	Chief Compliance Officer	Since 2012
[TBD]	Controller	Since 2012

(1)	[The address of each of the Fund’s Independent Trustees is c/o AllianceBernstein L.P., Attn: Emilie Wrapp, 1345 Avenue of the Americas, New York, NY 10105.]

Share Ownership and Compensation

The following tables set forth the dollar range of equity securities beneficially owned, if any, by a Trustee in the Fund and each Fund in the AB Advised Funds complex as of December 31, 2011.

Name	Dollar Range of Shares in the Fund	Aggregate Dollar Range of Securities in AB Advised Funds
Independent Trustees

[TBD]	[None]	[TBD]
Interested Trustees

[TBD]	[None]	[TBD]

The following table sets forth the estimated compensation to be paid by the Fund to the Trustees projected through the end of the Fund’s first fiscal year and the aggregate compensation paid to them from all registered AB Advised Funds for the calendar year ending December 31, 2011.

Name	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses(2)	Total Compensation from the Fund and Fund Complex Paid to Each Independent Trustee(3)
[TBD](4)	[TBD]	None	[TBD]
[TBD](5)	[TBD]	None	[TBD]
[TBD](6)	[TBD]	None	[TBD]
[TBD]	[TBD]	None	[TBD]

(1)	The Fund is newly formed and the amounts listed are estimated for the Fund’s fiscal year ending March 31, 2013.
(2)	The Fund does not have a bonus, profit sharing or retirement plan, and Trustees do not receive any pension or retirement benefits.
(3)	Each Trustee currently serves as a director/trustee for [__] funds (including the Fund) in the AB Advised Fund complex.
(4)	Chair of the Audit Committee.
(5)	Chair of the Nominating Committee.
(6)	Chair of the Board of Trustees.

The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered “interested persons” of the Fund.

As of [            ], 2012, no Independent Trustee, nor any of their immediate family members, owned beneficially or of record any class of securities in the Investment Manager or any Distributor or a person (other than a registered investment company) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the Investment Company Act) the Investment Manager or any Distributor.

As of the date of this prospectus, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

Board Structure and Role of the Board of Trustees

The Board of Trustees’ primary role is oversight of the management of the Fund. As is the case with virtually all investment companies, the Fund’s service providers, primarily the Investment Manager and its affiliates, have responsibility for the Fund’s day-to-day management, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board of Trustees, acting at its scheduled meetings, or the Chairman acting between Board of Trustees meetings, regularly interacts with and receives reports from senior personnel of the Fund and its service providers.

Experience, Qualifications, Attributes and Skills of the Fund’s Trustees.  The Nominating, Governance and Compensation Committee (the “Nominating Committee”), which is comprised of Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Trustees for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Trustee, the Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Fund.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills, which allows the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified to serve as such.

In determining whether a particular Trustee is qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling. In addition, the Board takes into account the actual or anticipated (in the case of new Trustees) service and commitment of each Trustee (including the Trustee’s commitment to participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should serve as a Trustee. Additional information about the specific experience, qualifications, attributes and skills of each Trustee, which was taken into account in determining that each Trustee should serve as a Trustee of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Investment Manager, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. While the Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives. These skill and perspectives are evidenced by the experience of each Trustee, as summarized below:

[TRUSTEE BIO TO COME]

Board Structure and Oversight Function.  The Board is responsible for oversight of the Fund. The Fund has engaged the Investment Manager to manage the Fund’s portfolio on a day-to-day basis. The Board is responsible for overseeing the Investment Manager and the Fund’s other service providers in accordance with the Fund’s investment objective and policies and otherwise in accordance with the requirements of the Investment Company Act, and other applicable federal, state and other securities and other laws, and the Fund’s Declaration of Trust and bylaws. The Board meets in-person periodically throughout the year. The Independent

Trustees also will regularly meet without the presence of any representatives of management. The Board has established [two] standing committees—the Audit Committee and the Nominating Committee—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is comprised exclusively of Independent Trustees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Trustee serves as Chairman of the Board. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Trustees and management. The Trustees have determined that the Board’s leadership by an Independent Trustee and its committees comprised exclusively of Independent Trustees is appropriate because they believe it sets the proper tone for the relationships between the Fund, on the one hand, and the Investment Manager and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.

Risk Oversight.  The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Investment Manager or other service providers (depending on the nature of the risk) subject to supervision by the Investment Manager. The Board has charged the Investment Manager and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to reduce the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and will be addressed as part of various regular Board and committee activities. The Fund’s investment management and business affairs are carried out by or through the Investment Manager and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees expect to receive reports from, among others, management, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, and internal auditors for the Investment Manager, as appropriate, regarding risks faced by the Fund and the Investment Manager’s risk management programs.

Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate the occurrence or effects of certain risks. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Investment Manager, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors the Fund’s ability to manage risk is subject to substantial limitations.

As noted above, the Board has [two] standing committees—an Audit Committee and a Nominating Committee. Each of the Committees is comprised solely of Independent Trustees and the members of the committees are identified above. Additional information about the committees is provided below.

Audit Committee.  The principal responsibilities of the Audit Committee are oversight of the Fund’s financial reporting process and the appointment, compensation and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and the independent accountants. The Audit Committee also provides oversight of the risk management activities of the Investment Manager taken in regard to the Fund. The Board of Trustees of the Fund has adopted a written charter for the Audit Committee. Since the Fund’s organization, the Audit Committee has held [one] meeting.

Nominating, Governance and Compensation Committee.  The principal functions of the Nominating Committee are to nominate persons to fill any vacancies or newly created positions on the Board, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Trustees. The Board of Trustees of the Fund has adopted a written charter for the Nominating Committee.

While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Nominating Committee may consider nominations for the office of Trustee made by shareholders or by Fund management, as it deems appropriate. Shareholders who wish to recommend a nominee should send to the Secretary of the Fund a nomination submission that includes all information relating to the recommended nominee that is required to be disclosed in a solicitation or proxy statement for the election of Trustees and that sets out the qualifications of the proposed nominee. Nomination submissions must be accompanied by a written consent of the recommended nominee to stand for election if nominated by the Board and to serve if elected by shareholders. Since the Fund’s organization, the Nominating Committee has held [one] meeting.

INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

The Investment Manager

AllianceBernstein L.P., a Delaware limited partnership, serves as the Fund’s investment manager and adviser and will provide investment advisory and certain administrative services to the Fund. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). The Investment Manager’s principal executive offices are located at 1345 Avenue of the Americas, New York, New York 10105.

The Investment Manager is a leading global investment management firm supervising client accounts with assets as of [            ], totaling approximately $[        ] billion. The Investment Manager provides investment advisory services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Investment Manager is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world’s leading global investment management organizations, the Investment Manager is able to compete for virtually any portfolio assignment in any developed capital market in the world.

Management Agreement

Pursuant to the management agreement between the Fund and the Investment Manager, the Investment Manager provides investment advisory services to the Fund (the “Management Agreement”). The Management Agreement provides that, subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for management and oversight of the Fund’s portfolio. In consideration of the investment advisory services provided by the Investment Manager, the Fund pays the Investment Manager a monthly fee at the annual rate of [        ]% of an aggregate of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month, (the “Management Fee”). The Management Fee is payable in arrears as of the last day of the subsequent month. As of [                ], the Investment Manager had approximately [$            ] of assets under management. The Fund may use the Investment Manager and its personnel to provide certain administrative services to the Fund and, in such event, the services will be provided at cost and payments will be subject to approval by the Board of Trustees.

Unless earlier terminated as described below, the Management Agreement will remain in effect for a period of two years from the date of execution and will continue in effect from year to year thereafter if approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. The Management Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement will be available in the Fund’s first shareholder report following the date of this prospectus.

The Portfolio Managers

Unless otherwise indicated, the information below is provided as of the date of this prospectus.

The day-to-day management of, and investment decisions for, the Fund are made by the Investment Manager’s Alternative Investment Management Group. The following table lists the individuals in that group with the most significant responsibility for the day-to-day management of the Fund (the “Portfolio Managers”), the year that each Portfolio Manager assumed responsibility for the Fund, and each Portfolio Manager’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Marc H. Gamsin; since 2012; Senior Vice President of the Investment Manager	Senior Vice President and Head – Alternative Investment Management Group of the Investment Manager, with which he has been associated in his current position since October, 2010. Previously, he was President of SunAmerica Alternative Investments beginning prior to 2007.

Greg Outcalt; since 2012; Senior Vice President of the Investment Manager	Senior Vice President and Deputy Chief Investment Officer – Alternative Investment Management Group of the Investment Manager, with which he has been associated in his current position since October, 2010. Previously, he was Executive Vice President of SunAmerica Alternative Investments beginning prior to 2007.

Drew W. Demakis; since 2012; Senior Vice President of the Investment Manager	Senior Vice President and Chief Risk and Operating Officer – Alternative Investment Management Group of the Investment Manager, with which he has been associated in a substantially similar capacity since prior to 2007.

Compensation

The Investment Manager’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for the Investment Manager’s clients, including shareholders of the Fund. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management. Each Portfolio Manager’s annual compensation is comprised of the following:

Fixed base salary.  The base salary is a fixed cash amount within a similar range for all senior investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

Discretionary incentive compensation in the form of an annual cash bonus.  The Investment Manager’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of a Portfolio Manager’s compensation, the Investment Manager considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of the Investment Manager. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. The Investment Manager also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Investment Manager’s leadership criteria.

Discretionary incentive compensation in the form of awards under the Investment Manager’s Incentive Compensation Award Plan (“deferred awards”).  The Investment Manager’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among Portfolio Managers based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards vest over a four-year period and are forfeited if the employee resigns and then competes with the Investment Manager. Deferred awards are in the form of restricted grants of the Investment Manager’s Master Limited Partnership Units and award recipients have the ability to receive a portion of their awards (no more than half up to a certain cap) in deferred cash.

Contributions under the Investment Manager’s Profit Sharing/401(k) Plan.  The contributions are based on the Investment Manager’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Investment Manager.

Conflicts of Interest

As an investment adviser and fiduciary, the Investment Manager owes its clients and shareholders an undivided duty of loyalty. The Investment Manager recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Fund, and allocating investment opportunities. Investment professionals, including the Portfolio Managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Investment Manager places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading.  The Investment Manager has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Investment Manager own, buy or sell securities that may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Investment Manager permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Investment Manager. The Investment Manager’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Investment Manager. The Code also requires preclearance of all securities transactions (subject to certain exceptions, including transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.  The Investment Manager has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Investment Manager’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional who manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities.  The investment professionals at the Investment Manager routinely are required to select and allocate investment opportunities among accounts. The Investment Manager has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to Portfolio Funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Investment Manager’s procedures are also designed to address potential conflicts of interest that may arise when the Investment Manager has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Investment Manager could share in investment gains.

Other Accounts Managed

The Portfolio Managers are primarily responsible for the day-to-day portfolio management of the Fund and the other funds and accounts shown in the table below. The following table provides information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolio Managers also have day-to-day management responsibilities. The table provides the number of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of [            , 2012] (and does not include the Fund).

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
Marc H. Gamsin	Registered Investment Companies:
Other Pooled Investment Vehicles:
Other Accounts:
Greg Outcalt	Registered Investment Companies:
Other Pooled Investment Vehicles:
Other Accounts:
Drew W. Demakis	Registered Investment Companies:
Other Pooled Investment Vehicles:
Other Accounts:

Beneficial Ownership of Securities.  As of the date of this prospectus, none of the Portfolio Managers beneficially owns any equity securities of the Fund.

Performance of Similarly Managed Accounts

Although the Fund itself does not have any performance history, the Investment Manager’s Alternative Investment Management Group, which manages the Fund, has experience in managing discretionary accounts (the “Similarly Managed Accounts”) that have substantially the same investment policies and are managed in accordance with investment objectives that are substantially similar in substance and in accordance with substantially the same investment strategies as those applicable to the Fund. However, the Similarly Managed Accounts are not subject to certain investment limitations, diversification and distribution requirements and other restrictions imposed under the 1940 Act and the Internal Revenue Code to which the Fund, as a registered investment company, is subject and which, if applicable to the Similarly Managed Accounts, may have adversely affected their performance.

Set forth below is performance data provided by the Investment Manager relating to the Similarly Managed Accounts. Performance data is shown for the period during which the Fund’s investment team has managed Similarly Managed Accounts through [            ], 2012.

The Similarly Managed Accounts typically invest primarily in hedge funds that are partnerships organized under the laws of United States jurisdictions, rather than the PFICs that the Fund invests in primarily. However, the Portfolio Fund Managers will typically manage both U.S. partnerships and PFICs in a substantially similar manner. Accordingly, the organizational structures of the underlying funds in which the Fund and the Similarly Managed Accounts invest are not expected to produce materially different investment results.

Prior to October 1, 2010, the performance data relates to hedge fund investments made by SunAmerica’s Alternative Investments Group, which was acquired by the Investment Manager in October, 2010. These hedge fund investments were made on behalf of proprietary trading accounts of SunAmerica, the American International Group, Inc. and their affiliates (collectively, “AIG”) from inception in April 1996 until October 2010 (“Proprietary Accounts”). Two of the members of the Fund’s investment team managed the Proprietary Accounts during their tenure with AIG. From and after October 2010, the Investment Manager managed separate accounts made up of substantially all of the assets that such members managed while at AIG.

While the Proprietary Accounts employed investment strategies substantially the same as the investment strategies to be employed by the Fund, the Proprietary Accounts were generally operated in a manner consistent with proprietary accounts – e.g., no management fees or operating costs and no effect of uninvested cash. The Proprietary Accounts had no fixed amount of capital, but were provided with allocations of capital from time to time. Portfolio management decisions made for such accounts may be different (for example, with respect to liquidity and the timing of transactions) than the decisions the investment team would make for the Fund. Differences between the investments of the Fund and those of the Proprietary Accounts are expected to be limited and are not expected to produce materially different investment results.

The Fund and Investment Manager have no affiliation with AIG. AIG has not compiled or participated in the preparation of this Prospectus and AIG does not assume any responsibility for the contents of this Prospectus including, without limitation, any of the performance or other information contained herein. Moreover, the shares being offered hereby are not sponsored, endorsed, promoted or sold by AIG. Consequently, in no respects should AIG be considered to have approved or disapproved any of the information set forth in this Prospectus or with respect to the offering of the shares.

The performance data is net of all fees (including brokerage commissions) charged to the Similarly Managed Accounts, calculated on a monthly basis, and reflects the deduction of the highest investment advisory fee paid by any Similarly Managed Account. The data has not been adjusted to reflect the fees that will be payable by the Fund, which may be higher than the fees imposed on the Similarly Managed Accounts. These fees and charges will reduce the return of an investment in the Fund. If the Fund’s expense structure was applied to the performance below, the performance below could be higher or lower as a result of the varying performance fees charged to the Similarly Managed Account paying the highest investment advisory fee. While Similarly Managed Account performance is net of foreign withholding taxes, the performance data has not been adjusted for U.S. corporate or individual taxes, if any, payable by owners of the Similarly Managed Accounts.

Performance figures for each Similarly Managed Account are calculated monthly using a total rate-of-return calculation. Monthly fair values include income accruals, realized and unrealized gains and losses and reflect the weighting of cash flows. Overall Portfolio Fund returns are combined and calculated based on the asset-weighted monthly Similarly Managed Account returns where the weight is the beginning fair value of the Similarly Managed Accounts. The return methodology, to include incentive and management fees, separately applies a management fee to the gross return. Transactions are applied to each month consistent with the Portfolio Funds’ records and supported by documents from the Portfolio Fund Managers. Annual returns were constructed from asset-weighted Portfolio Fund monthly returns and reflect the compounding of those monthly returns. Portfolio Fund financial statements were audited annually by independent accountants.

The HFRI Fund of Funds Composite Index is an equal-weighted performance index that includes over 650 constituent funds of funds that report their monthly returns to Hedge Fund Research, Inc. and have at least $50 million under management and have been actively trading for at least twelve (12) months. The index performance is included to illustrate material economic and market factors that existed during the time period shown. The index does not reflect the deduction of any fees. If the Fund were to purchase a portfolio of securities substantially identical to the securities comprising the index, the performance of the Fund relative to the index would be reduced by the Fund’s expenses, including brokerage commissions, advisory fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Fund’s shareholders of income taxes.

The following performance data is provided solely to illustrate the investment team’s performance in managing the Similarly Managed Accounts as measured against a broad-based market index. Investors should not rely on the performance data of the Similarly Managed Accounts as an indication of future performance of the Fund.

The performance was not calculated pursuant to the methodology established by the SEC that will be used to calculate the Fund’s performance. The use of methodology different from that used to calculate performance could result in different performance data.

The performance results shown below include all accounts that the Investment Manager considers to be substantially similar to the Fund. The performance of the Similarly Managed Accounts does not represent, and is not a substitute for, the performance of the Fund, and you should not assume that the Fund will have the same future performance as the Similarly Managed Accounts. It is inappropriate and would be inaccurate for an investor to consider the Similarly Managed Accounts’ performance below as being indicative of the future performance of the Fund. The Investment Manager has included this section because it believes that the performance information presented is sufficiently relevant, as related or supplemental information only, to merit consideration by prospective Fund investors. Prior performance represents the historical performance for Similarly Managed Accounts and is not the Fund’s performance or indicative of the Fund’s future performance.

Similarly Managed Accounts – AllianceBernstein Multi-Manager Hedge Fund Composite

Average Annual Total Returns

For periods ended [            ], 2012. Inception date is April 1, 1996.

Similarly Managed Accounts and Benchmark	1 Year	3 Year	5 Year	10 Year	Since Inception

Similarly Managed Accounts

HFRI Fund of Funds Composite Index (gross of fees, unhedged to U.S. dollar)

Monthly Returns

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
2012
2011
2010
2009
2008
2007
2006
2005
2004
2003

ADMINISTRATOR

The Fund has entered into an Administration Agreement with the Administrator. [The Administration Agreement provides that the Fund will pay the Administrator a fee out of the Fund’s net assets equal to $[            ]. This fee is payable monthly in arrears. The Administrator is reimbursed by the Fund for all reasonable out-of-pocket expenses.]

[Pursuant to the terms of the Administration Agreement, the Administrator has agreed to act as administrator to the Fund and to provide accounting, NAV calculation and certain other administrative services to the Fund. The Administration Agreement may be terminated by each party thereto upon 60 days’ written notice or in certain other circumstances. The services provided to the Fund by the Administrator under the Administration Agreement are separate from and in addition to the administrative services provided by the Investment Manager that are referenced above under “Investment Advisory and Management Arrangements – Management Agreement”.

The Administration Agreement provides that the Administrator will be without liability for any loss, liability, claim or expense suffered or incurred by the Fund unless caused by the Administrator’s fraud, willful default, gross negligence or willful misconduct, or that of the Administrator’s agents or employees. The Administration Agreement further provides that the Administrator will not be liable for any loss or damage arising from causes beyond its reasonable control or for any special, indirect, incidental, or consequential damages of any kind whatsoever (including, without limitation, attorneys’ fees) in any way due to the Fund’s use of the services provided under the Administration Agreement or the performance of or failure to perform the Administrator’s obligations under the Administration Agreement. In addition, the Administration Agreement provides that the Fund will indemnify the Administrator, under certain circumstances, from and against any loss, liability, claim or expense (including reasonable attorneys’ fees and disbursements) suffered or incurred by the Administrator in connection with the performance of its duties under the Administration Agreement.

The Administrator may delegate to its affiliates any or all of its duties under the Administration Agreement. In providing services as an administrator, the Administrator does not act as guarantor or offeror of the shares of the Fund. The Administrator’s furnishing of its services does not constitute an endorsement or recommendation by the Administrator of an investment in the Fund. The Administrator is a service provider for the Fund and is not responsible for the preparation of this prospectus or the activities of the Investment Manager or the Portfolio Managers and therefore accepts no responsibility for any information contained in this prospectus.]

TRANSFER AGENT AND CUSTODIAN

The Fund has entered into a transfer agency agreement with the Transfer Agent under which the Transfer Agent will provide the Fund transfer agency services. The Transfer Agent’s principal place of business is located at 8000 IH 10 W, 4th Floor, San Antonio, TX 78230. It will be paid an annual fee of [__]% of the monthly net assets of the Fund for providing transfer agency, dividend disbursing agency and shareholder servicing support to the Fund. The Fund has also entered into a custody agreement with the Custodian under which the Custodian will provide the Fund with custodian services. The Custodian will be paid an annual fee of [            ]% of the monthly net assets of the Fund for custodian services.

DISTRIBUTORS AND SHAREHOLDER SERVICING ARRANGEMENTS

The Fund has entered into a non-exclusive Distribution and Shareholder Servicing Agreement with each of SCB and ABI, each an affiliate of the Investment Manager, to serve as initial distributors of the Fund (each, a “Distributor” and together, the “Distributors”). Each Distribution and Shareholder Servicing Agreement provides that the Distributor will use its best efforts to distribute Fund shares to Eligible Investors (as defined below). ABI is allowed to engage sub-distributors (each a “Sub-Distributor”). Although not currently contemplated, it is possible that in the future, the Distributors and Sub-Distributors may charge a fee (for example, a front-end sales load) for their services in conjunction with an investment in the Fund.

Under the terms of the Distribution and Shareholder Servicing Agreements, each Distributor has been engaged to distribute shares of the Fund and service shareholder accounts. ABI also is authorized to retain and compensate Sub-Distributors to provide ongoing distribution and sales support services as well as investor and shareholder services. Investor and shareholder services may include, but are not limited to, the establishment and maintenance of shareholder accounts; communicating periodically with shareholders and providing information to them about the Fund, the Fund’s shares, and tender offers; providing shareholders with account statements; receiving, aggregating and processing share purchases or tenders, processing distributions for shareholders, assisting in compulsory redemptions, and issuing reports and transaction confirmations to shareholders; and providing such other information and services as may be reasonably requested by the Fund. While the Distribution and Shareholder Servicing Agreements do not call for any payments to be made to the Distributors and Sub-Distributors by the Fund, ABI (or one of its affiliates) may pay from its own resources additional compensation to Sub-Distributors for distribution and/or ongoing investor servicing. In addition, the Investment Manager, in its discretion and from its own assets, may make payments to a Distributor and its Sub-Distributors in respect of investments in the Fund by the Sub-Distributors’ customers.

SCB is an affiliate of the Investment Manager. SCB’s mailing address is 1345 Avenue of the Americas, New York, New York 10105.

ABI is an affiliate of the Investment Manager. ABI’s mailing address is 1345 Avenue of the Americas, New York, New York 10105.

PROXY VOTING POLICIES AND PROCEDURES

The Portfolio Funds in which the Fund invests generally issue non-voting securities. However, the Fund may, under some circumstances, receive proxies from certain Portfolio Funds and other issuers. The Board of Trustees has delegated to the Investment Manager authority to vote all proxies relating to the Fund’s portfolio securities pursuant to the proxy voting policies and procedures set out in Appendix B to this prospectus. Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling [(800) 227-4618], or on the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

CODE OF ETHICS

The Fund’s Board of Trustees has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act and has also approved the Code of Business Conduct and Ethics of the Investment Manager and each Distributor that was adopted by it in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act. The codes of ethics establish policies and procedures for personal investing by employees and restrict certain transactions. Employees subject to the codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held, directly or indirectly, by the Fund.

The codes of ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics also are available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this prospectus.

BROKERAGE TRANSACTIONS

Subject to policies established by the Board of Trustees, the Investment Manager is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of any brokerage. Because the Investment Manager expects that most of the Fund’s purchases of securities will be made directly from the issuer (i.e., the Portfolio Funds), the Investment Manager expects to engage in transactions using a broker on a more limited basis. When engaging in brokerage transactions, the Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to seek to obtain best execution in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Investment Manager. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

Neither the Fund nor the Investment Manager has entered into any agreements or understandings with any brokers regarding the placement of securities transactions based on research services they provide. To the extent that brokers supply investment information to the Investment Manager for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Investment Manager, and therefore may have the effect of reducing the expenses of the Investment Manager in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Investment Manager probably does not reduce the overall expenses of the Investment Manager to any material extent.

The investment information provided to the Investment Manager is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is designed to augment the Investment Manager’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Investment Manager in carrying out its investment responsibilities with respect to all its client accounts.

Research services furnished by broker-dealers could be useful and of value to the Investment Manager in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Investment Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund.

Investment decisions for the Fund are made independently of those of other investment companies and other advisory accounts managed by the Investment Manager. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the Investment Manager, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Investment Manager are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts as to both amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

Each Portfolio Fund Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Investment Manager expects that each Portfolio Fund Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially as described below, although the Investment Manager can give no assurance that a Portfolio Fund Manager will adhere to, and comply with, the described practices. The Investment Manager generally expects that, in selecting brokers and dealers to effect transactions on behalf of a Portfolio Fund, a Portfolio Fund Manager will seek to obtain best execution for the transactions, taking into account such factors as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Subject to appropriate disclosure, however, Portfolio Fund Managers of Portfolio Funds may select brokers on a basis other than that outlined above and may receive services (other than research as described in the following paragraph) that benefit the Portfolio Fund Manager rather than its Portfolio Fund. The Investment Manager may consider the adequacy of the broker selection process employed by a Portfolio Fund Manager, as well as the above principles, as a factor in determining whether to invest in a Portfolio Fund. Each Portfolio Fund Manager generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

Consistent with seeking best execution, a Portfolio Fund Manager may place brokerage orders with brokers (including affiliates of the Investment Manager) that may provide the Portfolio Fund Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Fund Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Fund Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by the Portfolio Fund Manager in connection with a Portfolio Fund in which the Fund invests. Conversely, the information provided to the Portfolio Fund Manager by brokers and dealers through which other clients of the Portfolio Fund Manager and its affiliates effect securities transactions may be useful to the Portfolio Fund Manager in providing services to a Portfolio Fund. In accordance with provisions of the Investment Company Act, an affiliate of the Investment Manager may effect brokerage transactions for a Portfolio Fund.

Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities (including Portfolio Funds) for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate may result in greater transaction costs, which are borne directly by the Fund, although the Fund will generally not incur transaction costs in buying and selling Portfolio Funds. In addition, high portfolio turnover has certain tax consequences for shareholders. While the portfolio turnover rates of the Portfolio Funds may be very high, the Fund expects its portfolio turnover rate to be less than 100% (often substantially so) in any fiscal year.

NET ASSET VALUATION

The Fund will calculate its NAV as of the close of regular trading on the New York Stock Exchange (ordinarily 4:00 P.M.) on the last business day of each calendar month and such other dates as the Board of Trustees, upon advice from the Investment Manager, may determine in its discretion.

The NAV of the Fund equals the value of its assets, less all of its liabilities, including accrued fees and expenses. Expenses, including the Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day NAV is calculated and taken into account for the purpose of determining NAV. The NAV per share equals the NAV of the Fund divided by the number of its outstanding shares. The Board of Trustees has approved procedures pursuant to which the Fund’s investments in Portfolio Funds are valued at fair value. As a general matter, the fair value of the Fund’s interest in a Portfolio Fund represents the amount that the Fund could reasonably expect to receive from a Portfolio Fund if its interest were redeemed at the time of valuation. In accordance with the valuation procedures, fair value as of each valuation time ordinarily is the value determined as of such month-end for each Portfolio Fund in accordance with the Portfolio Fund’s valuation policies and reported at the time of the Fund’s valuation. In the unlikely event that a Portfolio Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Portfolio Fund based on the most recent value reported by the Portfolio Fund, and any other relevant information available at the time the Fund values its portfolio, as described further below.

Prior to investing in any Portfolio Fund, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund. Although procedures approved by the Board of Trustees provide that the Investment Manager will review the valuations provided by the Portfolio Fund Managers of the Portfolio Funds, and will periodically review the valuation methodologies used by the Portfolio Funds, neither the Investment Manager nor the Board of Trustees will be able to confirm independently the accuracy of valuations provided by such Portfolio Fund Managers (which are unaudited).

The Fund values its investments in Portfolio Funds at fair value in accordance with procedures established by the Board of Trustees. Under the Fund’s valuation procedures, if the Fund, acting reasonably and in good faith, determines that a Portfolio Fund Manager cannot provide valuation of a Portfolio Fund or if the Fund determines that the valuation provided by a Portfolio Fund Manager does not represent the fair value of the Fund’s interest in a Portfolio Fund, the Fund may utilize any other reasonable valuation methodology to determine the fair value of the Portfolio Fund. Although redemptions of interests in Portfolio Funds normally are subject to advance notice requirements, Portfolio Funds typically will make available NAV information to holders representing the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. In the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported by the Portfolio Fund, or whether to adjust such value to reflect a premium or discount to such NAV.

In making a fair value determination, the Fund will consider all appropriate information reasonably available to it at the time and that the Investment Manager believes to be reliable. The Fund may consider factors such as, among others: (i) the price at which recent subscriptions for or redemptions of the Portfolio Fund’s interests were effected; (ii) information provided to the Fund by a Portfolio Fund Manager, or the failure to provide such information as the Portfolio Fund Manager agreed to provide in the Portfolio Fund’s offering materials or other agreements with the Fund; (iii) relevant news and other sources; and (iv) market events. In addition, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent subscriptions for Portfolio Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV reported by the Portfolio Fund. All fair valuation determinations will be made in good faith, and will be subject to the review and supervision of the Board of Trustees.

Although the Fund will review the valuations provided by the Portfolio Fund Managers as described above, none of the Fund, the Board of Trustees, or the Investment Manager will be able to confirm independently the accuracy of these valuations (which are unaudited). Accordingly, such valuations generally will be relied upon by the Fund even though a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Portfolio Fund Manager’s compensation.

The valuations reported by the Portfolio Fund Managers of the Portfolio Funds, upon which the Fund calculates its total NAV and NAV per share, may be subject to later adjustment, based on information reasonably available at that time. The Fund will pay redemption proceeds, as well as calculate Management Fees, on the basis of net asset valuations determined using the best information available as of the valuation date. In the event that a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Fund has determined a NAV, the Fund generally will not make any retroactive adjustment to such NAV, or to any amounts paid based on such NAV, to reflect a revised valuation. If, after the Fund pays repurchase proceeds, one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the tendering shareholders (if the valuations are revised upward) or the remaining shareholders (if the valuations are revised downward) will bear the risk of such revisions. A tendering shareholder will neither receive distributions from, nor will it be required to reimburse, the Fund in such circumstances. This may have the effect of diluting or increasing the economic interest of other shareholders. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by shareholders that had their shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to NAV of a Portfolio Fund adversely affect the Fund’s NAV, the outstanding shares of the Fund will be adversely affected by prior repurchases to the benefit of shareholders that had their shares repurchased at a NAV per share higher than the adjusted amount. Conversely, any increases in the NAV per share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding shares and to the detriment of shareholders that previously had their shares repurchased at a NAV per share lower than the adjusted amount. New shareholders, as well as shareholders purchasing additional shares, may be affected in a similar way because the same principles apply to the subscription for shares.

Although the Fund will normally invest primarily in Portfolio Funds, it expects to make investments in cash equivalents and short-term fixed-income securities and may make investments in other securities and financial instruments. These investments will generally be valued at their current market values as determined in the following manner:

1.	open-end mutual funds are valued at the closing NAV per share and exchanged-traded funds and closed-end funds are valued at the closing market price per share;

2.	a security listed on an a national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange (“NASDAQ”)) is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

3.	a security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

4.	a security traded on more than one exchange is valued in accordance with paragraphs (2) and (3) above by reference to the principal exchange (as determined by the Investment Manager) on which the security is traded;

5.	a listed or over the counter (“OTC”) put or call option is valued at the level midway between the current bid and asked prices (for options or futures contracts, see paragraph (6)). If neither a current bid nor a current ask price is available the Investment Manager will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Boards’ Valuation Committee;

6.	an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

7.	a right is valued at the last traded price provided by approved pricing services;

8.	a warrant is valued at the last traded price provided by approved pricing services. If the last traded price is not available, the bid price will be used. Once a warrant passes maturity, it may be valued at zero;

9.	a U.S. Government security and any other fixed-income security having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the 61st day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Investment Manager determines that this method does not represent fair value;

10.	unless paragraph 9 above applies, a fixed-income security is typically valued on the basis of bid prices provided by a pricing service when the Investment Manager believes that such prices reflect the market value of the security. In certain markets, the market convention may be to use the price midway between bid and offer. Fixed income securities may be valued on the basis of mid prices when the pricing service normally provides mid prices, reflecting the conventions of particular markets. The prices provided by a pricing service may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Investment Manager determines that an appropriate pricing service does not exist for a security in a market that typically values such securities on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained. If an appropriate pricing service does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted mid prices are obtained;

11.	a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing services or bid prices obtained from multiple major broker-dealers in the security when the Investment Manager believes that these prices reflect the market value of the security. In cases in which broker-dealer quotes are obtained, the Investment Manager has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

12.	bank loans are valued on the basis of bid prices provided by a pricing service;

13.	bridge loans are valued at par, unless it is determined by the Valuation Committee that any particular bridge loan should be valued at something other than par. This may occur from a significant change in the high yield market and/or a significant change in the state of any particular issuer or issuers or bridge loans;

14.	residential and commercial mortgage loan pools are fair market priced by a pricing service;

15.	forward and spot currency pricing is provided by pricing services;

16.	a swap is valued by the Investment Manager utilizing various external sources to obtain inputs for variables in pricing models; and

17.	interest rate caps and floors are valued at the latest present value of the terms of the agreement, which is provided by a pricing service.

If market values for any of these investments are not readily available or are unreliable, they will be valued at fair value under the Fund’s procedures as discussed above.

CONFLICTS OF INTEREST

General.  The Fund is subject to a number of actual and potential conflicts of interest involving the Investment Manager and its affiliates (collectively, the “AB Group”) and the AB Group is subject to a range of conflicts of interest in its management of the Fund and other accounts. While the potential for conflicts of interest is inherent to the relationships among the AB Group and the entities, including the Fund, it manages, merely because an actual or potential conflict of interest exists does not mean that it will be acted upon to the detriment of the Fund.

In addition to the conflicts of interest that may arise from the trading activities of the Portfolio Managers and other Investment Manager personnel servicing the Fund (as described under “Investment Advisory and Management Arrangements—The Portfolio Managers—Conflicts of Interest”), the Investment Manager and its affiliates included in the AB Group may be subject to additional conflicts of interest in its management of the Fund and other accounts. The Fund may also experience conflicts of interest arising from actions taken by the Portfolio Fund Managers. A summary of certain of these conflicts is provided below.

Investment Manager.  The Fund is expected to be sold to, among other investors, investment advisory clients of the Bernstein division of the Investment Manager and clients of other members of the AB Group. Because the Investment Manager receives fees based on the amount of assets invested in the Fund, the Investment Manager has an interest in having its clients invest in the Fund. Additionally, Fund shares are not redeemable by investors but may be subject to periodic repurchases by the Fund made, in part, on the recommendation of the Investment Manager. The Investment Manager has a conflict of interest in determining whether to recommend that the Fund repurchase its shares.

Conflicts of Interest Involving the AB Group

AB Group Advisory Accounts.  The AB Group manages a number of different accounts, including other investment funds, for which investing in Portfolio Funds may be desirable and consistent with their investment objectives and policies. In addition, the AB Group and its employees may wish to invest their own assets in Portfolio Funds. Accordingly, the Fund may invest in Portfolio Funds in which another account has already invested, is seeking to invest contemporaneously with the Fund, or is expected to invest. However, Portfolio Fund Managers may limit the size or number of investors in Portfolio Funds or the amount of assets that they manage. Often a Portfolio Fund may only permit one entity managed by the same adviser to invest or may otherwise limit access. Portfolio Fund Managers may also limit withdrawal opportunities (for instance, through the imposition of a gate). It is possible that a withdrawal request by another account managed by the AB Group could cause a Portfolio Fund Manager to impose a gate or suspend withdrawals, which may negatively affect the ability of the Fund to withdraw its investment. Consequently, if the Investment Manager is required in its Portfolio Fund selections to allocate availability among the Fund and the other accounts it manages it may have a conflict of interest in doing so. Certain of the other accounts managed by the AB Group pay members of the AB Group (including the Investment Manager) performance-based compensation, which could create an incentive for the Investment Manager or other members of the AB Group to favor those investment funds or accounts over the Fund.

The Investment Manager will allocate limited Portfolio Fund capacity and limited withdrawal opportunities in a manner that it considers to be fair, reasonable and equitable in accordance with the AB Group’s allocation policies and procedures. In certain cases, these policies result in allocations based on the size of each advisory client’s account, but in other cases the allocations could reflect numerous other factors based upon the AB Group’s good faith assessment of the best use of such limited opportunities relative to the objectives, limitations and requirements of each account. The AB Group seeks to treat all clients reasonably in light of all factors relevant to managing an account, and in some cases it is possible that the application of the factors described above may result in allocations in which certain accounts receive an allocation when other accounts do not.

Transactions in securities by multiple accounts may have the effect of diluting or otherwise negatively affecting the values, prices, liquidity or investment strategies associated with investments held by the Fund or the Portfolio Funds, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. When members of the AB Group implement a portfolio investment decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. The Investment Manager and other members of the AB Group may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so. Any such policies and procedures will necessarily have limited impact with respect to transactions by Portfolio Funds, as the Investment Manager will not generally have knowledge of the decisions made or strategies used for a Portfolio Fund at the time such decisions are made or strategies are used.

The Investment Manager and other members of the AB Group have proprietary interests in accounts or funds that have investment objectives similar to those of the Fund or a Portfolio Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund or the Portfolio Funds. One or more members of the AB Group may also be participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more members of the AB Group are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund or a Portfolio Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund or a Portfolio Fund invests, which could have an adverse impact on the Fund’s performance. These transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s or a Portfolio Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

The Investment Manager will devote to the Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s investment activities. The Investment Manager and its affiliates, including members of the AB Group, are not restricted from forming investment funds (including investment funds that follow similar investment programs), from entering into other investment advisory or subadvisory relationships, or from engaging in other business activities. As noted above, the Investment Manager currently manages accounts other than the Fund that consist of a substantial amount of assets. These activities could be viewed as creating a conflict of interest in that the time and effort of the Investment Manager will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and its other business activities.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by the Investment Manager and the AB Group. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more affiliates or their other accounts.

The Investment Manager and the AB Group and their clients may pursue or enforce rights with respect to an issuer in which the Fund or a Portfolio Fund has invested, and those activities may have an adverse effect on the Fund or the Portfolio Fund. As a result, prices, availability, liquidity and terms of the Fund’s or Portfolio Fund’s investments may be negatively impacted by the activities of the Investment Manager and the AB Group or their clients, and transactions for the Fund or Portfolio Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

Investment Information.  The Investment Manager will have access to information that shareholders do not have and will be entitled to receive information regarding the Fund and its activities, including, without limitation, information relating to the Portfolio Funds’ and the Fund’s portfolio, subscriptions, withdrawals and other information. Under certain circumstances, however, allowing AB Group personnel to act upon such information might conflict with the AB Group’s duties to investors in the Fund or otherwise conflict with legal or regulatory obligations applicable to the AB Group’s business. In such event, the Investment Manager might not be permitted to utilize such information in connection with its management of the Fund or might be restricted from taking actions on behalf of the Fund with respect to its investments.

In connection with its management of the Fund, the Investment Manager may have access to certain fundamental analysis and proprietary technical models developed by itself or one or more members of the AB Group. The Investment Manager will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with these analyses and models. In addition, neither the Investment Manager nor members of the AB Group will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Investment Manager will have access to all information held by other members of the AB Group for the purpose of managing the Fund. The proprietary activities or portfolio strategies of members of the AB Group or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Manager in managing the Fund.

The Investment Manager has adopted compliance policies and procedures reasonably designed to ensure that all of the activities of the Fund are in compliance with applicable law and regulations. Such policies and procedures will seek to ensure that neither the Investment Manager nor its employees and affiliates will use information regarding investment transactions of the Fund or the Portfolio Funds for any personal or other advantage to the detriment of the Fund.

Other AB Group Relationships and Activities.  The Investment Manager may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund of which customers of members of the AB Group, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In these cases, the party’s interests in the transaction will be adverse to the interests of the Fund, and due to the customer relationship, the Investment Manager may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of investments by the Fund may enhance the profitability of members of the AB Group. One or more members of the AB Group may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund or a Portfolio Fund invests or which may be based on the performance of the Fund. The Fund or a Portfolio Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more members of the AB Group and may also enter into transactions with other clients of a member of the AB Group where those other clients have interests adverse to those of the Fund. At times, these activities may cause departments of members of the AB Group to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with members of the AB Group on an arms-length basis.

Subject to applicable law, members of the AB Group (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with any service to the Fund or a Portfolio Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by members of the AB Group of any such fees or other amounts. When a member of the AB Group acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund or a Portfolio Fund, that person may take commercial steps in its own interests, which may have an adverse effect on the Fund or a Portfolio Fund.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Investment Manager nor the members of the AB Group will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Investment Manager or members of the AB Group in evaluating the Fund’s creditworthiness.

The Investment Manager and the AB Group, their personnel and other financial service providers have interests in promoting sales of the Fund. The remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. Members of the AB Group and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. Members of the AB Group and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to members of the AB Group resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other services or products.

To the extent permitted by applicable law, the Investment Manager and the AB Group may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) periodically to promote the Fund and/or other products. Such payments would be made out of the Investment Manager’s or a member of the AB Group’s assets, or amounts payable to the Investment Manager, rather than as a separately identified charge to the Fund (such as a distribution and shareholder servicing fee). These payments may compensate Intermediaries for, among other things: marketing the Fund and other products; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Manager or the AB Group may also compensate Intermediaries for sub-accounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by such products.

The payments made by the Investment Manager or the AB Group may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by an the Investment Manager or affiliate of the Investment Manager. In connection with any such investments, the Fund would pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.

Business relationships may exist between the Investment Manager and its affiliates, on the one hand, and the Portfolio Fund Managers and affiliates of the Portfolio Funds, on the other hand, other than a as result of the Fund’s investment in the Portfolio Funds. For instance, SCB may provide research, brokerage or other services to a Portfolio Fund Manager, or individuals associated with Portfolio Fund Managers may be clients of the Bernstein division of the Investment Manager. As a result of these existing business relationships, the Investment Manager may face a conflict of interest acting on behalf of the Fund and its shareholders.

Present and future activities of members of the AB Group, including the Investment Manager, in addition to those described in this section, may give rise to additional conflicts of interest.

While the Investment Manager will attempt to identify and address conflicts of interest in its investment assessments, there can be no assurance that all such conflicts will be identified or addressed or that such conflicts will not negatively impact the Fund.

Conflicts of Interest Involving the Portfolio Fund Managers

Many of the potential conflicts of interest described above may also apply to Portfolio Fund Managers.

Each Portfolio Fund Manager and its principals are entitled to engage in other activities, including managing other discretionary accounts and investment funds. Accordingly, conflicts may arise with respect to the time and resources that a Portfolio Fund Manager and its principals devote to a Portfolio Fund, allocation of investment opportunities between a Portfolio Fund and other accounts managed by a Portfolio Fund Manager, or actions between a Portfolio Fund Manager and its affiliates on behalf of a Portfolio Fund.

Conflicts of interest may arise from the fact that the Portfolio Fund Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest. The Portfolio Fund Managers may have financial incentives to favor certain of such accounts over the Portfolio Funds. Any of their proprietary accounts and other customer accounts may compete with the Portfolio Funds for specific trades, or may hold positions opposite to positions maintained on behalf of the Portfolio Funds. The Portfolio Fund Managers may give advice and recommend securities to, or buy or sell securities for, Portfolio Funds, which advice, recommendation, purchase or sale may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, those of the Portfolio Funds.

Market quotations regarding certain investments by Portfolio Funds may not always be available. In such cases, valuations of such Portfolio Funds’ investments may be made by the applicable Portfolio Fund Manager in its sole discretion. The Portfolio Fund Managers will have a conflict of interest in making such valuations, because such valuations will affect the Portfolio Fund’s NAV and, consequently, the incentive compensation and the amount of management fees that such Portfolio Fund Manager receives for its services.

SUBSCRIPTIONS FOR SHARES

Subscription Terms

Shares are offered at their NAV. The minimum initial investment of each investor is $20,000, and the minimum additional investment (excluding reinvestment of distributions) is $10,000. Shares are intended for sale only to investors that meet all requirements to invest in the Fund. See “Eligible Investors.” The Fund intends to accept subscriptions for shares as of each Subscription Date (the first business day of each calendar month), except that the Fund may offer shares more frequently as determined by the Board of Trustees. In order to subscribe for shares, an investor’s completed subscription agreement must be returned by the investor (or its sub-distributor or financial advisor) to the Transfer Agent in good order, no later than the 15th calendar day of the month preceding the investment and funds must be received no later than the Funding Deadline (the 23rd calendar day of such month or, if such day is not a business day, the immediately preceding business day).

An existing shareholder generally may subscribe for additional shares by completing an additional subscription agreement, and must provide notice of the proposed subscription amount to the Transfer Agent and fund such amount by the Funding Deadline. Subscriptions are subject to the receipt of cleared funds from the investor’s account in the full amount of the subscription. Unless the investor is an investment advisory client of the Bernstein division of the Investment Manager, in which case the investor may be paid interest by SCB, monies held pending investment in the Fund will be held by the Transfer Agent, and will not bear interest. The Fund reserves the right to reject any subscription for shares, and the Fund may, in its sole discretion, suspend subscriptions for shares at any time. Because funds transmitted for a subscription may not bear interest and will not participate in the performance of the Fund prior to the Subscription Date, investors may wish to consider the timing of their subscription and discuss with their advisor the potential disadvantages of submitting a subscription at a time substantially prior to a Funding Deadline. Although an investor must submit its subscription for shares and transmit the funds for the subscription prior to the Subscription Date (as described above), the Fund will not issue the shares subscribed for (and an investor will not become a shareholder of the shares) until the applicable Subscription Date (i.e., the first business day of the relevant calendar month).

An investor’s subscription for shares is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the shares in a tender offer. See “Redemptions, Repurchases and Transfer Restrictions” below. The Board of Trustees may, in its discretion, cause the Fund to repurchase a shareholder’s entire interest in the Fund (i.e., all shares held by the shareholder) if the shareholder’s interest in the Fund as a result of repurchase or transfer requests by the shareholder is less than $20,000 (or any lower amount set by the Board of Trustees).

Although the Fund may accept contributions of securities in the sole discretion of the Board of Trustees, the Fund has no intention at present of doing so. If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets.

After acceptance of their investment in the Fund, investors must hold the shares through certain authorized brokers and/or financial institutions (“Authorized Intermediaries”) that have arrangements with a Distributor or Sub-Distributor of the Fund, or through the Transfer Agent. If an investor decides to terminate their relationship with their Authorized Intermediary, and does not transfer their shares to another Authorized Intermediary, then the investor must hold their shares directly with the Transfer Agent. The investor may not transfer their shares to another broker and/or financial institution that has not entered into an arrangement with a Distributor or Sub-Distributor, and the investor may not hold the shares directly. There will be no share certificates issued by the Fund.

WHO SHOULD INVEST

The Fund is designed for investors who meet the criteria for eligibility, are seeking long-term capital appreciation, and are able to accept a high level of risk. There can be no assurance that the Fund will achieve its investment objective.

Shareholders in the Fund may incur substantial, or even total, losses on an investment in the Fund. The shares will have limited liquidity because they will not be listed on any securities exchange or traded in other markets, and will be subject to substantial restrictions on transfer. Investors must meet the eligibility requirements set forth on Appendix A, which generally limit the sale of shares to those investors that meet the definition of “accredited investor” in Regulation D under the Securities Act. A prospective investor should read this prospectus in its entirety and consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. An investment in the Fund is not suitable for all investors. The Fund is not intended to be a complete investment program for investors. See “Risk Factors and Special Considerations.”

It is expected that the Fund will be offered to, among other investors, investment advisory clients of the Bernstein division of the Investment Manager.

ELIGIBLE INVESTORS

The staff of the SEC generally has required registered funds of hedge funds (such as the Fund) to be sold only to investors that meet the definition of “accredited investor” in Regulation D under the Securities Act or to investors whose purchase is directed by a registered investment adviser acting in a fiduciary capacity. Accordingly, the Fund currently intends to limit the sale of its shares in this manner. If the SEC or its staff modifies this eligibility limitation, the Fund may elect to offer its shares more broadly to the public or, conversely, impose stricter eligibility requirements. The Fund also reserves the right to place additional limitations on investor eligibility in the discretion of the Board of Trustees.

Investors eligible to subscribe for shares of the Fund (referred to in this prospectus as “Eligible Investors”) are investors who are “accredited investors” as defined in Regulation D (generally, persons having an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million; or entities having total assets of at least $5 million or entities all of whose beneficial owners are themselves accredited investors); and investors having an account managed by an investment adviser registered under the Advisers Act, where the adviser is subscribing for shares in a fiduciary capacity on behalf of the account. Existing shareholders subscribing for additional shares must be Eligible

Investors at the time of each additional subscription. The qualifications necessary for an investor to be an Eligible Investor are described in more detail in Appendix A to this prospectus.

REDEMPTIONS, REPURCHASES AND TRANSFER RESTRICTIONS

No Right of Redemption

As a closed-end management investment company, the Fund differs from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund, such as the Fund, do not have the right to redeem their shares. No public market for shares exists, and none is likely to develop in the future. Shareholders may not be able to liquidate their investment other than as a result of repurchases of shares by the Fund.

Repurchases of Shares

The Fund intends to repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board of Trustees may determine in its sole discretion. Thereafter, each such repurchase offer will generally be limited to an amount equal to or less than 15% of the outstanding shares of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board of Trustees will consider the recommendations of the Investment Manager as to the size and timing of such an offer, as well as a variety of operational, business and economic factors. In determining whether to accept such a recommendation, the Board of Trustees may consider the following factors, among others:

•	whether any shareholders have requested to tender shares to the Fund;

•	the Investment Manager’s assessment of shareholder liquidity needs and optimal asset allocations (including those of the Investment Manager’s investment advisory clients);

•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from Portfolio Funds);

•	the investment activities, any asset segregation obligations and reserve requirements of the Fund;

•	the history of the Fund in repurchasing shares;

•	the availability of information as to the value of the Fund’s interests in underlying Portfolio Funds and other assets;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs; and

•	any anticipated tax or regulatory consequences to the Fund of any proposed repurchases of shares.

The Fund will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines, in its sole discretion, to be fair to the Fund and to all shareholders. When the Board of Trustees determines that the Fund will repurchase shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. To the extent that shareholders tender shares that in the aggregate exceed the percentage of the Fund’s outstanding shares specified for repurchase in that repurchase offer, the Fund will generally repurchase shares tendered by each tendering shareholder in the same proportion that the percentage of the Fund’s outstanding shares specified in the repurchase offer bears to the total shares tendered. For example, if the Fund makes an offer to repurchase up to 10% of its outstanding shares and receives tenders for 20% of its outstanding shares in the aggregate, the Fund will repurchase from each tendering shareholder 50% of the shares tendered by that shareholder.

Although amounts required to be paid by the Fund to repurchase tendered shares from shareholders will generally be paid in cash, the Fund may, in its discretion, pay all or a portion of the amounts due by an in-kind distribution of securities. The Fund expects not to distribute securities in kind except in limited circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on shareholders not tendering shares for repurchase, or if the Fund receives an in-kind distribution from a Portfolio Fund of transferable securities that the Fund cannot liquidate itself prior to making the distribution. The Fund may be limited in its ability to make an in-kind distribution by the Investment Company Act and will only engage in in-kind distributions to the extent permitted by applicable law or any exemptive or other relief obtained from the SEC or its staff. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of shares from shareholders. Any in-kind distribution of securities will be valued in accordance with procedures adopted by the Board of Trustees and will be distributed to all tendering shareholders on a proportional basis. The Fund may, in the future, enter into a credit facility pursuant to which the Fund may borrow money, including using such a facility in its repurchase offers. The Fund is not required to borrow money to fund repurchases and may choose not to do so.

If the Board of Trustees elects to offer to repurchase shares, the Fund will provide notice of the repurchase offer that explains the terms and conditions of the repurchase (the “offer”). The offer will be provided at least 20 business days prior to the final date on which the shareholder must notify the Fund that the shareholder has elected to tender shares to the Fund (a “notice date”). The Fund will provide the offer either by mailing such offer to the shareholder’s address of record on the books of the Transfer Agent or by publishing the offer in a newspaper with a national circulation.

In light of liquidity constraints associated with investments in Portfolio Funds and the possibility that the Fund may have to effect withdrawals from those Portfolio Funds to pay for shares being repurchased, the Fund expects to employ the following repurchase procedures:

•

A shareholder choosing to tender shares for repurchase must provide notice of their tender of shares to the Fund, in the form stated in the repurchase offer, by the notice date. The notice date generally will be the 25th calendar day of the third month prior to that containing the date as of which shares are to be repurchased. Shares or portions of them will be valued as of the “valuation date”, which is generally expected to be the last business day of [March, June, September or December. This means, for example, that the notice date for a repurchase offer having a January 31 valuation date would be October 25.

•

Promptly after the valuation date, the Fund will issue to the Transfer Agent, with respect to the shares (or portion of them) that have been accepted for repurchase, a promissory note, entitling the tendering shareholders to be paid an amount equal to the value, determined as of the valuation date, of the repurchased shares. The promissory note will be non-interest bearing and non-transferable.

•

Payment under the promissory note will be made by the Fund approximately 45 days following the valuation date (i.e., payment for shares accepted by the Fund for an March 31st valuation date will be paid by approximately May 15th). If 95% or more of a shareholder’s shares are repurchased, the shareholder will receive an initial payment equal to 95% of value of the shares and the balance due will be paid promptly after completion of the Fund’s audit.

The Board of Trustees may, pursuant to its discretion, decide to modify, postpone or suspend repurchase offers. If modification of the Fund’s repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Trustees may seek to implement new procedures reasonably designed to provide shareholders with substantially the same liquidity for shares as would be available under the procedures described above.

The Investment Manager or its affiliates may own a substantial portion of the Fund’s shares and may elect to participate in any repurchase offers made by the Fund on the same terms as any other shareholder. Therefore, because each repurchase offer will be limited to a specified percentage of the Fund’s outstanding shares, other tendering shareholders could have a smaller portion of their shares repurchased by the Fund as a result of tenders by the Investment Manager or its affiliates than would have been the case absent such tenders.

Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates. Liquidation of portfolio holdings to fund repurchases of shares also may result in the Fund incurring redemption, withdrawal or similar fees charged by one or more Portfolio Funds. The Investment Manager intends to take measures, subject to such policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

A shareholder tendering for repurchase only a portion of its shares may be required to maintain a minimum investment in the Fund of at least $20,000 (or any lower amount set by the Board of Trustees) after giving effect to the repurchase. If a shareholder tenders an amount that would cause its holdings to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the shareholder so that the required minimum balance is maintained or to repurchase the shareholder’s entire interest in the Fund.

The Fund will assume all fees and expenses related to the process of a repurchase of shares. These fees and expenses include, but are not limited to, legal fees, filing fees, publication fees, and printing and mailing costs of tender offer documentation.

Compulsory Repurchases

The Fund may repurchase the shares, or any portion of them, held by a shareholder or any person acquiring shares from or through a shareholder compulsorily (a “Compulsory Repurchase”). Pursuant to the Declaration of Trust, the Board of Trustees has the authority to repurchase the shares, or any portion of them, of a shareholder or any person acquiring shares from or through a shareholder, without consent or other action by the shareholder or other person. The Board of Trustees may determine to compulsorily redeem a shareholder’s shares if it determines, in its sole discretion, that:

•	the shares have been transferred in violation of the Declaration of Trust or Bylaws;

•

ownership of the shares by a shareholder or other person is likely to cause the Fund to be in violation of, or subject the Fund to new or additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•

continued ownership of the shares by a shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences; or

•	any of the representations and warranties made by a shareholder or other person in connection with the acquisition of shares was not true when made or has ceased to be true.

Any Compulsory Repurchase for less than all of the shares of the Fund shall be made in such a manner as will not discriminate unfairly against any holder of the shares. In the event that the Board of Trustees determines that the Fund should, without the consent of the shareholder, repurchase the shares of such shareholder, or any person acquiring shares from or through the shareholder, such repurchases will be subject to the following repurchase mechanism unless otherwise determined by the Board of Trustees:

•

shares (or portions thereof) will be valued as of the “Compulsory Repurchase Valuation Date” (which date, unless otherwise determined by the Board of Trustees, shall be the last business day of the month in which the Fund intends to repurchase the shares);

•

promptly after the Board of Trustees determines that the Fund should repurchase the shares of a shareholder, or any person acquiring shares from or through a shareholder, pursuant to the authority granted in the Declaration of Trust or Bylaws, the Fund will give to such person whose shares (or portion thereof) have been called for repurchase (a “Compulsorily Repurchased Shareholder”) notice of the Fund’s intent to repurchase the shares and the expected Compulsory Repurchase Valuation Date for such shares;

•

promptly after the Compulsory Repurchase Valuation Date, the Fund will issue to the Transfer Agent a promissory note (the “Compulsory Repurchase Promissory Note”) with respect to the shares of the Compulsory Repurchased Shareholder, entitling the Compulsorily Repurchased Shareholder to be paid an amount equal to the value, determined as of the Compulsory Repurchase Valuation Date, of the repurchased shares; and

•

the Compulsory Repurchase Promissory Note will be non-interest bearing and nontransferable. Payment in respect of the Compulsory Repurchase Promissory Note will be made as of the later of (i) a period of within 45 days after the Compulsory Repurchase Valuation Date, or (ii) if the Fund has requested withdrawal of its capital from one or more Portfolio Funds in order to fund the repurchase of shares, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn from such Portfolio Funds.

Transfer Restrictions

There is no public market for the Fund’s shares and none is expected to develop. The Fund does not list its shares on a stock exchange or similar market. With very limited exceptions, shares are not transferable, and liquidity for investments in shares may be provided only through periodic repurchase offers by the Fund. If a shareholder attempts to transfer shares in violation of the Fund’s transfer restrictions, the transfer will not be permitted and will be void. An investment in the Fund is therefore suitable only for investors that can bear the risks associated with the limited liquidity of shares and should be viewed as a long-term investment.

Except as otherwise described below, no person may become a substituted shareholder without the written consent of the Fund. Shares held by a shareholder may be transferred only:

•	by operation of law as a result of the death, divorce, bankruptcy, insolvency, adjudicated incompetence, dissolution, merger, reorganization or termination of the shareholder; or

•

under certain limited circumstances, with the written consent of the Fund, which may be withheld in the sole discretion of the Board of Trustees or its delegate and is expected to be granted, if at all, only under extenuating circumstances.

Notice to the Fund of any proposed transfer of shares must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor (or investor’s beneficial owners in certain circumstances) be Eligible Investors. Notice of a proposed transfer of shares must also be accompanied by a properly completed subscription agreement in respect of the proposed transferee. The Fund generally will not consent to a transfer of shares by a shareholder unless the transfer is to a single transferee and, after the transfer of the shares, the balance of the account of each of the transferee and transferor is not less than $20,000. A shareholder transferring shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund or the Transfer Agent in connection with the transfer. In connection with any request to transfer shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

The Fund reserves the right to revise the transfer restrictions on the shares at any time.

In subscribing for shares, a shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Investment Manager and each other shareholder and any of their respective affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that shareholder in violation of the Declaration of Trust, Bylaws or policies adopted by the Board of Trustees or any misrepresentation made by that shareholder or a substituted shareholder in connection with any such transfer.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this registration statement and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Unless otherwise indicated, references in the following discussion of the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being an investor in the Portfolio Funds.

The Fund

The Fund intends to qualify to be treated as a RIC under the Code each taxable year. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income

(including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships”; and (b) meet the Code’s asset diversification test, which requires that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. A “qualified publicly traded partnership” is a partnership (i) whose interests are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; (ii) that derives at least 90% of its annual income from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, (b) real property rents, (c) gain from the sale or other disposition of real property, (d) the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber), industrial source carbon dioxide, or the transportation or storage of certain fuels, and (e) in the case of a partnership a principal activity of which is the buying and selling of commodities, income and gains from commodities or futures, forwards, and options with respect to commodities; and (iii) that derives less than 90% of its annual income from the items listed in (a) above.

For purposes of the Fund meeting its 90% gross income test, income derived by the Portfolio Funds classified as partnerships for U.S. tax purposes will be treated as qualifying income in the hands of the Fund to the extent such income is attributable to items of income of the Portfolio Funds which would be qualified income if realized directly by the Fund. Furthermore, the Fund may be viewed as owning a proportionate share of each of such Portfolio Funds’ assets for purposes of meeting the diversification requirement.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. For these purposes, with respect to a Portfolio Fund classified as a partnership for U.S. tax purposes, the Fund must take into account its share of such Portfolio Fund’s items of income, gain, loss and deduction as of the fiscal year end of the Portfolio Fund. The Fund will attempt to pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax although there is no guarantee that it will in fact avoid the application of such tax. The Fund’s ability to avoid the application of such tax requires significant support and information from such underlying Portfolio Funds, which may not be forthcoming or may be inaccurate or untimely.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Satisfaction of the various tests that must be met to maintain the Fund’s tax status as a RIC under Subchapter M of the Code, as well as to avoid the imposition of income and excise taxes, requires significant support and information from the underlying Portfolio Funds, which may not be forthcoming or may be inaccurate or untimely.

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules.

The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Swap payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities or redeeming from Portfolio Funds at times that it might not otherwise be desirable to do so or that may make the Fund subject to otherwise avoidable redemption fees or by borrowing the necessary cash, thereby incurring interest expenses. In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October, and certain ordinary losses realized after December, until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Treatment of Portfolio Funds that are PFICs.   When the Fund purchases shares in PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. A substantial portion, or all, of the Portfolio Funds may be PFICs at any given time. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (“IRS”). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize taxable income substantially in excess of any distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

All or a substantial portion of the Portfolio Funds and other Fund investments may be PFICs. Such distribution requirements may cause the Fund to sell or transfer its assets including Portfolio Funds or to redeem from its portfolio potentially at disadvantageous times or subject to redemption fees or other penalties for redemptions, and cause the Fund to borrow and incur borrowing and interest expenses, which may significantly and negatively impact shareholder returns. Because a Portfolio Fund may have minimum notice periods or other prohibitions or restrictions on transfers or redemptions or because the Fund may be unable to borrow sufficiently or on a timely basis, meeting the excise tax distribution requirements or the minimum distribution requirements for RIC qualification may not be satisfied in any given year, which may significantly and negatively impact shareholder returns.

The Fund will endeavor to make the appropriate tax elections possible and to take additional steps to mitigate the effect of these rules.

Taxation of U.S. Shareholders

Dividends and Distributions.   Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2012, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from taxable U.S. corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States or the stock of which is readily tradable on an established securities market in the United States) which are not PFICs. Dividend income will not be treated as qualified dividend income unless the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Also, dividends received by the Fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by the Fund that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Under current law, the Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by the Fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (a) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (b) not be offset by otherwise allowable deductions for tax purposes; (c) not be eligible for reduced US withholding for non.-U.S. shareholders even from tax treaty countries; and (d) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders. If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will be subject to an excise tax equal to the amount of the UBTI.

Backup Withholding.   The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices; Other Taxes

Notices.  Shareholders will receive, if appropriate, various written notices after the close of the Fund’s Taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Beginning in 2013, a 3.8% Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Taxation of Non-U.S. Shareholders

Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of the Fund. If the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a non-U.S. shareholder from the Fund attributable to a REIT’s distribution to the Fund of gain from a sale or exchange of a U.S. real property interest and, in the case of a non-U.S. shareholder owning more than 5% of the class of shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years, the gain on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the non-U.S. shareholder having additional filing requirements.

The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders; and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS that state that they will provide the IRS information, including the name, address and taxpayer identification number of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

BENEFIT PLAN INVESTOR CONSIDERATIONS

The Fund may accept investments from employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), such as corporate pension plans (each, an “ERISA Plan”); plans and accounts subject to Section 4975 of the Code, such as individual retirement accounts (“IRAs”) and Keogh plans (each, a “Tax-Qualified Plan”); and entities the underlying assets of which include “plan assets” subject to ERISA (together with ERISA Plans and Tax-Qualified Plans, “Benefit Plan Investors”). The Fund may also accept investments from plans, arrangements, and accounts subject to provisions of federal, state, local, or other laws or regulations that are similar to Title I of ERISA or Section 4975 of the Code (“Similar Laws”), such as foreign pension plans, governmental plans, and certain church plans (together with Benefit Plan Investors, “Plans”). Under current law, because the Fund is a registered investment company under the Investment Company Act, it is anticipated that the Fund’s assets will not be deemed “plan assets” for purposes of ERISA.

Plans and persons who are fiduciaries with respect to Plans should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Fund.

Title I of ERISA imposes general and specific responsibilities on a person who is a “fiduciary” for purposes of ERISA with respect to an ERISA Plan, including the requirement to discharge one’s duties toward such ERISA Plan with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. In determining whether a particular investment is appropriate for an ERISA Plan, a fiduciary of such ERISA Plan should give appropriate consideration to those facts and circumstances that, given the scope of his investment duties, the fiduciary knows or should know are relevant to an investment in the Fund, including the role the investment in the Fund plays in that portion of the ERISA Plan’s investment portfolio with respect to which such fiduciary has investment duties. Under Title I of ERISA and the regulations promulgated by the U.S. Department of Labor (the “DOL”), the fiduciary of an ERISA Plan should consider the following factors in addition to any other factors determined to be relevant for considering whether to invest in the Fund: (1) the role that the investment plays in the ERISA Plan’s portfolio, taking into account whether the investment is designed reasonably to further the ERISA Plan’s purposes; (2) the risk and return factors associated with the investment; (3) the ERISA Plan’s investment portfolio’s composition with regard to diversification, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan; (4) the income tax consequences of the investment and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives; (5) whether the investment is in accordance with the ERISA Plan’s documents; and (6) whether the investment is prudent. Specifically, plan fiduciaries should understand the illiquid nature of an investment in the Fund. It is anticipated that the Fund’s shares will not be listed on any securities exchange or traded in other markets, shares will be subject to substantial restrictions on transfer, and although the Fund intends to offer to repurchase shares periodically, at the sole discretion of the Board of Trustees, no assurance can be given that these repurchases will occur as scheduled or at all or that all of a shareholder’s shares will be purchased in any offer to repurchase. Accordingly, plan fiduciaries should review both anticipated and unanticipated liquidity needs for their respective plans, particularly those for a participant’s termination of employment, retirement, death, or disability, or a plan termination.

If a fiduciary of an ERISA Plan breaches his fiduciary duties under ERISA, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of the breach.

The management of assets of ERISA Plans and Tax-Qualified Plans (i.e., “plan assets”) is generally subject to the fiduciary duty provisions of Title I of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code; however, because the Fund will register as an investment company under the Investment Company Act, the underlying assets of the Fund should not be considered “plan assets” of any Benefit Plan Investor investing in the Fund. For that reason, none of the Investment Manager, Portfolio Fund Managers, Distributors, Sub-Distributors, the Administrator, the Custodian and the Transfer Agent for the Fund will be a fiduciary with respect to Benefit Plan Investors within the meaning of ERISA.

The Fund will require the fiduciary of each ERISA Plan proposing to invest in the Fund to represent that he is aware of and understands the Fund’s investment objective, policies and strategies, and understands that the decision to invest ERISA Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective Plan investors may currently maintain relationships with the Investment Manager, the Portfolio Fund Managers, the Distributors, the Sub-Distributors, the Administrator, the Custodian or the Transfer Agent, or with other entities that are affiliated with such a person. Each of the Investment Manager, the Portfolio Fund Managers, the Distributors, the Sub-Distributors, the Administrator, the Custodian and the Transfer Agent and their affiliates may be deemed to be a “party in interest” or

“disqualified person” to a Plan or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory or other services. ERISA and Section 4975 of the Code prohibit “plan assets” to be used for the benefit of a party in interest or a disqualified person and also prohibit an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or Section 4975 of the Code. A fiduciary of a Plan investing in the Fund may be required to represent that (i) the decision to invest in the Fund was made by it as a fiduciary that is independent of the Investment Manager, the Portfolio Fund Managers, the Distributors, the Sub-Distributors, the Administrator, the Custodian and the Transfer Agent and their respective affiliates; (ii) the fiduciary is duly authorized to make such investment decision; (iii) the fiduciary has not relied on any individualized advice or recommendation of the Investment Manager, a Portfolio Fund Manager, a Distributor, a Sub-Distributor, the Administrator, the Custodian or the Transfer Agent, or their respective affiliates, as a primary basis for the decision to invest in the Fund; and (iv) the Plan’s investment in the Fund will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

Plans subject to Similar Laws may be limited in their ability to invest in the Fund unless they can satisfy the Investment Manager that their investment will not subject the Fund, the Investment Manager, or their affiliates to foreign, state, or other regulations.

The provisions of ERISA, the Code, and Similar Laws are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this prospectus is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of shares. Violations of the rules under ERISA, Section 4975 of the Code, and Similar Laws can result in various types of liabilities, including civil penalties and excise taxes, and with respect to Tax-Qualified Plans, the loss of such tax qualification. Because of the complexity of these rules, Plan fiduciaries are strongly encouraged to consult with their legal advisors prior to causing a Plan to invest in the Fund. Acceptance of subscriptions of any Plan is in no respect a representation by the Fund, the Investment Manager, or any other party that such investment meets the relevant legal requirements with respect to that Plan or that the investment is appropriate for such Plan. Each Plan fiduciary should consult with his own legal advisors as to the propriety of an investment in the Fund or the participation in an investment of the Fund in light of the specific requirements applicable to that Plan.

DISTRIBUTIONS

The Fund intends to make distributions on an annual basis in aggregate amounts representing substantially all of the Fund’s net investment income (including realized short-term gains), if any, earned during the year. Any long-term capital gains will be paid out once a year (unless otherwise permitted by the Investment Company Act or any exemptive relief provided by the SEC).

The Fund also may pay a special distribution in any calendar year if necessary to comply with U.S. federal income tax requirements. The Fund will make distributions only if authorized by the Fund’s Board of Trustees and declared by the Fund out of assets legally available for these distributions. Distributions to a shareholder that constitute a return of capital (i.e., distributions in excess of the Fund’s current or accumulated earnings and profits) will be tax-free up to the amount of the shareholder’s current tax basis in his or her shares, with any distribution amounts exceeding such basis treated as capital gain. See “U.S. Federal Income Tax Considerations.”

Section 19(a) of the Investment Company Act generally provides that it is unlawful for any investment company to pay any distribution from any source other than its accumulated undistributed net income (not including profits or losses realized on the sale of securities), or its net income for the current or preceding fiscal year unless the payment is accompanied by a written statement disclosing the source of the payment. If the Fund pays any distribution that is characterized as a return of capital or from another source requiring disclosure, the Fund will provide shareholders with a notice in compliance with Rule 19a-1 under the Investment Company Act. Shareholders are encouraged to review such notices carefully. Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder generally prohibit multiple long-term capital gains distributions throughout the year (with certain exceptions).

AUTOMATIC REINVESTMENT PLAN

All distributions of income and capital gains are reinvested in additional shares of the Fund unless a shareholder elects to receive distributions in cash. The tax status of any distribution is the same regardless of whether or not the distribution is reinvested or taken as cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund. Additional shares issued to shareholders under the automatic reinvestment plan will be issued at their then current NAV.

The Fund reserves the right to suspend the automatic reinvestment of distributions at any time and to require shareholders to receive all distributions in cash. The Fund may also limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions.

Additional information about the reinvestment of distributions may be obtained by contacting the Transfer Agent at [                                ].

ADDITIONAL INFORMATION REGARDING THE DECLARATION

OF TRUST AND BYLAWS

The following description of the terms of the Fund and its shares are only a summary. For a complete description, please refer to the Delaware Statutory Trust Act, and the Fund’s Declaration of Trust and Bylaws. The Declaration of Trust and Bylaws are exhibits to the Fund’s registration statement, of which this prospectus forms a part.

Title of Class	Authorized	Amount of Shares Held by the Fund for its Account	Amount of Shares Outstanding as of [______], 2012

Shares of Beneficial Interest	Unlimited	0 Shares	[10,000] Shares

General.  The Declaration of Trust provides that the Fund may issue up to an unlimited number of shares, with a par value of $0.001 per share.

All of the shares offered by this prospectus will be duly authorized, fully paid and nonassessable. Shareholders are entitled to receive distributions when authorized by the Board of Trustees and declared by the Fund out of assets legally available for the payment of distributions. Shareholders also are entitled to share ratably in the assets legally available for distribution to the Fund’s shareholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of, or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class of the Fund.

Each outstanding share entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of Trustees.

Number of Trustees; Vacancies.  The Fund’s Declaration of Trust provides that the number of the Fund’s Trustees may be established only by the Board of Trustees but may not be fewer than one or more than fifteen. Accordingly, at such time, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, subject to any applicable requirements of the Investment Company Act and the terms of any class.

Removal of Trustees.  The Fund’s Declaration of Trust provides that a trustee may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of Trustees. This provision, when coupled with the provision in the Fund’s Declaration of Trust authorizing only the Board of Trustees to fill vacant trustee positions (unless otherwise required by the Investment Company Act), precludes shareholders from removing incumbent trustees, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with their own nominees.

Amendments to the Fund’s Declaration of Trust and Bylaws.  The Declaration of Trust may be restated or amended at any time by an instrument in writing signed by a majority of the Board of Trustees or a resolution adopted by a majority of the Board of Trustees and, if required by applicable law or the Declaration of Trust or the Bylaws, by approval of such amendment by the shareholders in accordance with the Declaration of Trust and Bylaws. Any such restatement or amendment of the Declaration of Trust shall be effective immediately upon execution and approval.

The Bylaws may be amended, altered or repealed, or new Bylaws may be adopted only by the Trustees.

Classes of Shares.  The Declaration of Trust permits the Board of Trustees to establish multiple classes of shares in the Fund, with each class having the relative rights and preferences set forth in the Declaration of Trust and the prospectus for such class, unless otherwise provided in the resolution or other document establishing the class. The shares offered through this prospectus represent the only class of Fund shares existing as of the date of this prospectus. Subject to any necessary regulatory approvals, additional classes of shares may be established and offered in the future. The establishment of additional classes is not expected to affect the rights and preferences of the class of shares offered in this prospectus.

Quorum.  The Bylaws provide that the presence of shareholders entitled to cast [forty percent (40%)] of the shares entitled to vote on a matter, present in person or represented by proxy, constitutes a quorum unless applicable law provides otherwise. However, because the Bylaws may be amended by the Board of Trustees, the Board of Trustees has the power to specify another quorum requirement. The power to adjust the quorum requirement could enable the Board of Trustees to prevent some shareholders from soliciting proxies and then refusing to attend the meeting in order to prevent a quorum.

Calling of Meetings of Shareholders.  The Bylaws provide that meetings of shareholders may be called as required by the Declaration of Trust and by the Board of Trustees. The Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the Secretary of the Fund upon the written request of shareholders entitled to cast not less than fifty percent (50%) of all the votes entitled to be cast at such meeting. Annual meetings of shareholders of the Fund will not be held unless otherwise required by the Investment Company Act, the Declaration of Trust or the Bylaws.

REPORTS TO SHAREHOLDERS

The Fund will send to shareholders an unaudited semiannual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the Investment Company Act. Shareholders will also receive quarterly unaudited performance reports.

The Fund will furnish to shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. A Portfolio Fund Manager’s delay, however, in providing this information will delay the preparation by the Fund of tax information for investors, which will likely require shareholders to seek extensions of the time for filing their tax returns, or could delay the preparation of the Fund’s annual report.

TERM

The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s Declaration of Trust or Bylaws.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. For tax purposes, the Fund will adopt the 12-month period ending March 31 of each year as its taxable year, unless otherwise required by applicable law.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees has selected [    ] as the independent registered public accounting firm of the Fund. [    ] is responsible for the auditing of the annual financial statements of the Fund. [    ]’s principal business address is [    ].

LEGAL COUNSEL

Willkie Farr & Gallagher LLP is counsel to the Fund. Certain legal matters of Delware law relating to the legality of the shares will be passed on by Morris, Nichols, Arsht & Tunnell LLP.

LIST OF BENEFICIAL OWNERS OR CONTROL PERSONS

Prior to the effectiveness of this prospectus, the Investment Manager purchased 100% of the outstanding shares of the Fund. The Investment Manager controls the Fund (within the meaning of the Investment Company Act) because it owns more than 25% of the Fund’s outstanding shares. The Investment Manager is organized as a limited partnership under the laws of Delaware. The Investment Manager’s principal business address is 1345 Avenue of the Americas, New York, NY 10105.

INQUIRIES

Inquiries concerning the Fund and the shares (including information concerning subscription and withdrawal procedures) should be directed to [                        ].

Notice To Dealers:

Through and including [                ], 2012 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus.

Statements of Assets and Liabilities

[TO COME]

APPENDIX A

INVESTOR QUALIFICATIONS

In order to be eligible to purchase shares of the Fund, a prospective investor must qualify as an “Accredited Investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) by meeting one of the following eligibility criteria. The prospective investor is:

(a)        a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

(b)        a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

(c)        an insurance company as defined in Section 2(a)(13) of the Securities Act;

(d)        an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act;

(e)        a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

(f)        a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(g)        an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if: (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser; or (ii) the employee benefit plan has total assets in excess of $5,000,000; or (iii) the plan is a self-directed plan with investment decisions made solely by persons that are Accredited Investors;

(h)        a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

(i)        an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, partnership or limited liability company not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(k)        a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(l)        a natural person whose individual net worth, or joint net worth with his or her spouse, at the time of his or her purchase exceeds $1,000,0001;

1              For purposes of this Appendix A, the “net worth” of an individual investor or the combined “net worth” of an individual investor and his or her spouse means the excess of total assets at fair market value over total liabilities, but excluding from total assets the value of the investor’s primary residence. In calculating net worth, any indebtedness that is secured by such primary residence shall not be included as a liability, other than the amount of such indebtedness in excess of (i) the amount outstanding 61 days ago, unless incurred as a result of the acquisition of such residence, or (ii) the estimated fair market value of such residence (whichever excess amount of indebtedness is greater).

A-1

(m)        a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment; or

(n)         an entity in which all of the equity owners are Accredited Investors.

A-2

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

B-1

PART C

OTHER INFORMATION

ITEM 25. FINANCIAL	STATEMENTS AND EXHIBITS

1.    Financial Statements.

Statement of Assets and Liabilities*

2.    Exhibits.

(a)	(i) Certificate of Trust. Incorporated herein by reference to Registrant’s initial Registration Statement on Form N-2 (File Nos. 333-179777 and 811-22671), filed on February 28, 2012.

(ii) Declaration of Trust. Incorporated herein by reference to Registrant’s initial Registration Statement on Form N-2 (File Nos. 333-179777 and 811-22671), filed on February 28, 2012.

(b)	By-Laws.*

(c)	Not applicable.

(d)	Instruments Defining Rights of Shareholders – Incorporated herein by reference to Exhibits (a) and (b) above.

(e)	Not applicable.

(f)	Not applicable.

(g)	(i) Form of Investment Advisory and Management Agreement between Registrant and AllianceBernstein L.P. *

(h)	(i) Form of Distribution and Shareholder Servicing Agreement between Registrant and Sanford C. Bernstein & Company, LLC. *

(ii) Form of Distribution and Shareholder Servicing Agreement between Registrant and Alliance Bernstein Investments, Inc. *

(i)	Not applicable.

(j)	Form of Custody agreement between Registrant and State Street Bank and Trust Company.*

(k)	(i) Form of Administration Agreement between Registrant and State Street Bank and Trust Company.*

(ii) Form of Transfer Agency Agreement between Registrant and AllianceBernstein Investor Services, Inc.*

(iii) Form of Expense Limitation Agreement.*

(l)	(i) Opinion and consent of counsel.*

(m)	Not applicable.

(n)	Consent of [ ], independent registered public accounting firm for Registrant.*

(o)	Not applicable.

(p)	Certificate of Initial Stockholder.*

(q)	Not applicable.

(r)	(i) Code of Ethics of Registrant.*

(ii) Code of Business Conduct and Ethics of AllianceBernstein L.P., Sanford C. Bernstein & Company, LLC and Alliance Bernstein Investments, Inc. *

*	To be filed by amendment.

ITEM 26. MARKETING	ARRANGEMENTS

Reference is made to the forms of the underwriting agreements included as Exhibit (h) hereto.

ITEM 27. OTHER	EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement.

Description of Fees and Expenses	Estimated Expenses
Registration Fees
Financial Industry Regulatory Authority fees
Promotion fees
Printing Fees
Accounting fees and expenses
Legal Fees and Expenses
Miscellaneous
Total Estimated Fees and Expenses

ITEM 28.        PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Immediately prior to this offering, [AllianceBernstein L.P.] will own shares of the Registrant, representing 100% of the common stock outstanding.

ITEM 29.        NUMBER OF HOLDERS OF SECURITIES

Title of Class	Number of Record Holders
Shares of Common Stock	1

ITEM 30.        INDEMNIFICATION

Reference is made to Section 7.2 of Article VII of the Registrant’s Declaration of Trust (the “Declaration of Trust”), filed herewith as Exhibit (a)(ii).

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Section 17 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), limits the ability of the Registrant to indemnify its Trustees, officers, and controlling persons.

ITEM 31. BUSINESS	AND OTHER CONNECTIONS OF INVESTMENT ADVISER

AllianceBernstein L.P. is primarily engaged in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of AllianceBernstein L.P. on file with the Commission (File No. 801-56720) for a description of the names and employment of the directors and officers of AllianceBernstein L.P. and other required information.

ITEM 32. LOCATION	OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained by the Registrant, c/o AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105 and the following service providers:

[                                         ]

ITEM 33. MANAGEMENT	SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

1.	The Registrant undertakes:

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement: (1) to include any prospectus required by Section 10(a)(3) of the Securities Act; (2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and (3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

b.	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the Registration Statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

e.	for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the Registrant undertakes that in a primary offering of securities of the Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act; (2) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, and the State of New York, on the 11th day of May, 2012.

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

(Registrant)

By:	/s/ Emilie D. Wrapp
Emilie D. Wrapp
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURES	TITLES	DATE

/s/ Emilie D. Wrapp Emilie D. Wrapp	Trustee and President (Principal Executive Officer)	May 11, 2012

/s/ Eric C. Freed Eric C. Freed	Trustee and Treasurer (Principal Financial and Accounting Officer)	May 11, 2012